                                                                 [LOGO]Primor
                                                                       ALIMENTOS




INFORME DE LA OFERTA EN VENEZUELA
--------------------------------------------------------------------------------

                       Oferta Publica de Toma de Control
                           (la "Oferta en Venezuela")
                                     de las
                                  acciones de
                                  Mavesa, S.A.
                        ("Mavesa" o "Sociedad Afectada")
                                      por
                           US$0,1416887470 por accion
                                 efectuada por
                            Primor Inversiones, C.A.
                    ("Primor Inversiones" o el "Iniciador")
                           una subsidiaria totalmente
                                  poseida por
                             Primor Alimentos, C.A.
                    ("Primor Alimentos" o la "Casa Matriz")

--------------------------------------------------------------------------------

Los accionistas de Mavesa tendran hasta las 5:00 p.m. del martes, 27 de marzo de 2001/1/ (la "Fecha de Vencimiento") para aceptar la Oferta en Venezuela.

La adquisicion de las acciones de Mavesa conforme a la Oferta en Venezuela se realizara a traves de la Bolsa de Valores de Caracas. En consecuencia, el precio de las acciones de Mavesa pagadero conforme a la Oferta en Venezuela estara sujeto a la alicuota proporcional de uno por ciento (1%) por concepto de impuesto sobre la renta previsto en el articulo 77 de la Ley de Impuesto sobre la Renta, el cual sera retenido por la Bolsa de Valores de Caracas.

El pago de las acciones de Mavesa objeto de la Oferta en Venezuela se efectuara en dolares de los Estados Unidos de America (US$) o, a opcion de los accionistas de Mavesa aceptantes de la Oferta en Venezuela, en bolivares, segun se describe en este Informe. Solamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que el precio ofrecido de

------------------------
/1/ Se incluira el vigesimo primer (21 degrees) dia habil bursatil siguiente a la Fecha de Inicio de la Oferta en Venezuela.

US$0,1416887470 es equivalente a aproximadamente Bs.99,57, en base al tipo de cambio de Bs.702,75 por US$.

Paralelamente con la Oferta en Venezuela, Primor Inversiones realizara una oferta en los Estados Unidos de America (la "Oferta en los Estados Unidos" y, conjuntamente con la Oferta en Venezuela, las "Ofertas") para adquirir American Depositary Shares representativos de acciones de Mavesa ("ADSs") a un precio de US$8,5013248220 por cada ADS (el mismo precio ofrecido conforme a la Oferta en Venezuela, tomando en cuenta el numero de acciones de Mavesa representado por cada ADS), conforme a las leyes y regulaciones sobre titulos valores de los Estados Unidos de America. Cada ADS representa sesenta (60) acciones de Mavesa. Solamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que el precio ofrecido de US$8,5013248220 es equivalente a aproximadamente Bs.5.974,31, en base al tipo de cambio de Bs.702,75 por US$.

El objeto de la Oferta en Venezuela es la adquisicion de una cantidad de acciones de Mavesa en circulacion (libres de prendas, cesiones en garantia, privilegios u otros gravamenes o derechos que puedan afectar su pleno uso, goce y disposicion) que, conjuntamente con (i) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos, y (ii) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos sesenta y cinco por ciento (65%) del capital social en circulacion de Mavesa. Sin embargo, de recibirse aceptaciones validas de accionistas de Mavesa que le permitan a Primor Inversiones adquirir, conforme a lo antes expresado, una cantidad de acciones y ADSs superior al citado porcentaje, Primor Inversiones manifiesta su compromiso en firme de adquirir todas las acciones en circulacion de Mavesa que le sean ofrecidas durante el plazo de la Oferta en Venezuela y hasta la Fecha de Vencimiento. En consecuencia, no habra prorrateo.

El capital social en circulacion de Mavesa esta representado por 3.597.099.839 acciones comunes, nominativas, con un valor nominal de diez bolivares (Bs. 10) cada una. Las acciones en circulacion no incluyen aquellas propiedad de Mavesa o sus subsidiarias.

LA JUNTA ADMINISTRADORA DE MAVESA, EN SESION DE FECHA 19 DE ENERO DE 2001, DECIDIO RECOMENDAR A TODOS SUS ACCIONISTAS Y TENEDORES DE ADSs LA ACEPTACION DE LAS OFERTAS POR CONSIDERAR QUE EL PRECIO OFRECIDO Y LOS DEMAS TERMINOS Y CONDICIONES DE LAS OFERTAS RESULTAN BENEFICIOSAS PARA LOS ACCIONISTAS Y TENEDORES DE ADSs DE MAVESA.

ESTE DOCUMENTO (INCLUYENDO TODOS SUS ANEXOS) CONTIENE INFORMACION IMPORTANTE QUE DEBE SER LEIDA EN SU TOTALIDAD ANTES DE TOMAR CUALQUIER DECISION CON RESPECTO A LA OFERTA EN VENEZUELA.

               CERTIFICACION DE LA COMISION NACIONAL DE VALORES:

"EL PRESENTE INFORME SE REFIERE A UNA OFERTA PUBLICA DE TOMA DE CONTROL. LA COMISION NACIONAL DE VALORES CERTIFICA QUE SE HAN CUMPLIDO LAS DISPOSICIONES DE LA LEY DE MERCADO DE CAPITALES, Y DE LAS NORMAS SOBRE OFERTAS PUBLICAS DE ADQUISICION, DE INTERCAMBIO Y TOMA DE CONTROL DE SOCIEDADES QUE HACEN OFERTA PUBLICA DE ACCIONES Y OTROS DERECHOS SOBRE LAS MISMAS. LA COMISION NACIONAL DE VALORES NO CERTIFICA LA CALIDAD DEL NEGOCIO PROPUESTO. PUBLICIDAD AUTORIZADA POR LA COMISION NACIONAL DE VALORES."

En fecha 14 de febrero de 2001, la Comision Nacional de Valores mediante Resolucion No. __-2001, autorizo la divulgacion del presente documento.

                    El Agente de la Oferta en Venezuela es:



                                    [LOGO]


               El Asesor Financiero de la Oferta en Venezuela es:


                                    [LOGO]


                JP Morgan, una division de Chase Securities Inc.

                                     INDICE

1.  EXTRACTO DEL INFORME

2.  INFORMACION GENERAL Y FINANCIERA SOBRE EL INICIADOR

3.  INFORMACION SOBRE EL PROPOSITO DE LA OFERTA

4.  INFORMACION SOBRE LA POSICION ACCIONARIA DEL INICIADOR

5. INFORMACION SOBRE RELACIONES DEL INICIADOR CON LA SOCIEDAD AFECTADA, SUS ACCIONISTAS Y ADMINISTRADORES

6.  CONDICIONES ESPECIFICAS DE LA OFERTA

7.  LA OFERTA Y EL CONTENIDO DE CIERTAS LEYES ESPECIALES

ANEXO A: ESTADOS FINANCIEROS AUDITADOS DE PRIMOR INVERSIONES, C.A. Y DE PRIMOR ALIMENTOS, C.A. Y SUS FILIALES (ANTES ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A., ANTES PROALCA PRODUCTOS ALIMENTICIOS, C.A.)

ANEXO B:    INFORME ESPECIAL DE INTENCIONES DEL INICIADOR

ANEXO C-1:  FIANZA SOLIDARIA OTORGADA POR PRIMOR ALIMENTOS, C.A. (ANTES
            ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A. ANTES PROALCA PRODUCTOS ALIMENTICIOS, C.A.)

ANEXO C-2:  FIANZA SOLIDARIA OTORGADA POR CERVECERIA POLAR, C.A.

ANEXO D:    FORMULARIO DE ACEPTACION Y PODER

ANEXO E:    RECAUDOS A SER ANEXADOS AL FORMULARIO DE ACEPTACION Y PODER

ANEXO F: PROCEDIMIENTO PARA EL EJERCICIO DEL DERECHO DE PREFERENCIA CON OCASION DE LA OFERTA PUBLICA DE TOMA DE CONTROL INICIADA POR PRIMOR INVERSIONES, C.A. ADOPTADO POR MAVESA

ANEXO G:    FORMULARIO DE EJERCICIO DEL DERECHO DE PREFERENCIA Y PODER

ANEXO H:    ASEVERACIONES Y GARANTIAS

1.  Extracto del Informe

                 Extracto del Informe de la Oferta en Venezuela


                                                                 [LOGO]Primor
                                                                       ALIMENTOS


                       Oferta Publica de Toma de Control
                           (la "Oferta en Venezuela")
                                     de las
                                  acciones de
                                  Mavesa, S.A.
                        ("Mavesa" o "Sociedad Afectada")
                                      por
                           US$0,1416887470 por accion
                                 efectuada por
                            Primor Inversiones, C.A.
                    ("Primor Inversiones" o el "Iniciador")
                           una subsidiaria totalmente
                                  poseida por
                             Primor Alimentos, C.A.
                    ("Primor Alimentos" o la "Casa Matriz")

Iniciador

Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto.

El Iniciador es una subsidiaria totalmente poseida por Primor Alimentos, C.A. (antes ALPROVENCA, Alimentos y Productos Venezolanos, C.A. y antes PROALCA PRODUCTOS ALIMENTICIOS, C.A.), una sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 23 de septiembre de 1998, bajo el No. 42, Tomo 251-A-Qto.

Primor Alimentos y sus filiales son un conjunto de empresas lideres en el sector de alimentos en Venezuela, con 47 anos de experiencia, dedicandose principalmente a la produccion, distribucion y venta de harina precocida de maiz, arroz, harina de trigo, pastas alimenticias, helados, aceite de maiz, alimentos balanceados para animales, hojuelas para la industria cervecera y grits para pasapalos. En base a los estados financieros de Primor Alimentos auditados por Espineira, Sheldon & Asociados, firma miembro de Price Waterhouse Coopers, al 30 de septiembre de 2000, el valor de los activos de Primor Alimentos y sus filiales era de Bs.227.539 millones, y tenia un patrimonio neto de Bs.117.785 millones, y sus ventas durante el periodo comprendido entre el 1 de octubre de 1999 y el 30 de septiembre de 2000 alcanzaron Bs. 415.585 millones. Primor Alimentos y sus filiales conforman funcionalmente la Unidad Estrategica de Negocio de Alimentos de Empresas Polar, la cual inicia sus actividades con la fundacion de la sociedad Refinadora de Maiz Venezolana, C.A. (REMAVENCA) en 1954.

Sociedad Afectada

Mavesa, S.A., una sociedad anonima constituida y domiciliada en Caracas, originalmente inscrita en el Registro de Comercio que llevaba el Juzgado de Primera Instancia en lo Mercantil del Distrito Federal el 19 de mayo de 1949, bajo el No. 552, Tomo 2-B, y cuya ultima modificacion estatutaria quedo inscrita por ante el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 28 de agosto de 2000, bajo el No. 39, Tomo 148 A-Pro.

La Oferta en los Estados Unidos

Paralelamente con la Oferta en Venezuela, Primor Inversiones realizara una oferta en los Estados Unidos de America (la "Oferta en los Estados Unidos" y, conjuntamente con la Oferta en Venezuela, las "Ofertas") para adquirir American Depositary Shares representativos de acciones de Mavesa ("ADSs") a un precio de US$8,5013248220 por cada ADS (el mismo precio ofrecido conforme a la Oferta en Venezuela, tomando en cuenta el numero de acciones de Mavesa representado por cada ADS), conforme a las leyes y regulaciones sobre titulos valores de los Estados Unidos de America. Cada ADS representa sesenta (60) acciones de Mavesa.

Proposito de la Oferta en Venezuela

La Oferta en Venezuela es una Oferta Publica de Toma de Control (OPTC), regida por las "Normas sobre Ofertas Publicas de Adquisicion, de Intercambio y Toma de Control de Sociedades que hacen Oferta Publica de Acciones y otros Derechos sobre las mismas", dictadas por la Comision Nacional de Valores (la "CNV") y publicadas en la Gaceta Oficial de la Republica Bolivariana de Venezuela No.
37.039 del 19 de septiembre de 2000 (las "Normas sobre OPAs").


Destinatarios de la Oferta en Venezuela

La Oferta en Venezuela esta dirigida a todos los accionistas de Mavesa.

Fecha de Inicio de la Oferta en Venezuela

La Oferta en Venezuela se inicia el 21 de febrero de 2001 (la "Fecha de Inicio de la Oferta en Venezuela").

Fecha de Vencimiento de la Oferta en Venezuela

Los accionistas de Mavesa tendran hasta las 5:00 p.m. del martes, 27 de marzo de 2001/2/ (la "Fecha de Vencimiento") para aceptar la Oferta en Venezuela. La Fecha de Vencimiento puede ser prorrogada, previa autorizacion de la CNV.

Fecha de Cierre de la Oferta en Venezuela

El cierre de la Oferta en Venezuela ocurrira en la fecha en la cual el Agente de la Oferta en Venezuela realice las operaciones de la compraventa de las acciones objeto de la Oferta en Venezuela en sesion especial de la Bolsa de Valores de Caracas (la "Fecha de Cierre").

Acciones Objeto de la Oferta en Venezuela

El objeto de la Oferta en Venezuela es la adquisicion de una cantidad de acciones de Mavesa en circulacion (libres de prendas, cesiones en garantia, privilegios u otros gravamenes o derechos que puedan afectar su pleno uso, goce y disposicion) que, conjuntamente con las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y con las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos sesenta y cinco por ciento (65%) del capital social en circulacion de Mavesa. Sin embargo, de recibirse aceptaciones validas de accionistas de Mavesa que le permitan a Primor Inversiones adquirir, conforme a lo antes expresado, una cantidad de acciones y ADSs superior al citado porcentaje, Primor Inversiones manifiesta su compromiso en firme de adquirir todas las acciones en circulacion de Mavesa que le sean ofrecidas durante el plazo de la Oferta en Venezuela y hasta la Fecha de Vencimiento. En consecuencia, no habra prorrateo.

El capital social en circulacion de Mavesa esta representado por 3.597.099.839 acciones comunes, nominativas, con un valor nominal de diez bolivares (Bs. 10) cada una.

En las Ofertas no se aceptaran acciones de Mavesa que califiquen como acciones en tesoreria o participaciones reciprocas en los terminos de la Ley de Mercado de Capitales y las normas dictadas por la Comision Nacional de Valores.

Precio de la Oferta en Venezuela

---------------------------
/2/ Se incluira el vigesimo primer (21 degrees) dia habil bursatil siguiente a la Fecha de Inicio de la Oferta en Venezuela

US$0,1416887470 por cada accion en circulacion de Mavesa. El precio sera pagadero en dolares de los Estados Unidos de America o, a opcion de los accionistas de Mavesa aceptantes de la Oferta en Venezuela, en bolivares, segun se describe mas adelante. Solamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que el precio ofrecido de US$0,1416887470 es equivalente a aproximadamente Bs. 99,57, en base al tipo de cambio de Bs.702.75 por US$.

La adquisicion de las acciones de Mavesa conforme a la Oferta en Venezuela se realizara a traves de la Bolsa de Valores de Caracas. En consecuencia, el precio de las acciones de Mavesa pagadero conforme a la Oferta en Venezuela estara sujeto a la alicuota proporcional de uno por ciento (1%) por concepto de impuesto sobre la renta previsto en el articulo 77 de la Ley de Impuesto sobre la Renta, el cual sera retenido por la Bolsa de Valores de Caracas.

Pago del Precio

El Agente de la Oferta en Venezuela pagara el precio por cuenta de Primor Inversiones a cada accionista de Mavesa que haya aceptado validamente la Oferta en Venezuela, a mas tardar el quinto (5 degrees) dia habil bursatil siguiente a la Fecha de Cierre de la Oferta en Venezuela, cumpliendo con las formalidades previstas en las normas dictadas por la Comision Nacional de Valores y por la Bolsa de Valores de Caracas. El pago se efectuara mediante cheques los cuales estaran a disposicion de los accionistas a partir del quinto (5to.) dia habil bursatil siguiente a la Fecha de Cierre. Se entendera que el pago ha sido efectuado cuando los cheques esten a disposicion de los accionistas.

Las cantidades pagaderas a los accionistas por concepto de las acciones respecto de las cuales fuere aceptada validamente la Oferta en Venezuela seran redondeadas al centavo de dolar o de bolivar inmediatamente superior.

Los accionistas de Mavesa tendran la facultad de exigir el pago en la moneda de su preferencia, en dolares de los Estados Unidos de America o en bolivares, en este ultimo caso a la tasa de cambio referencial de compra para las operaciones realizadas en el mercado cambiario con fecha valor el dia de pago, segun lo determinado por el Banco Central de Venezuela y publicado alrededor de la 1:30 pm dos dias habiles bancarios anteriores a la fecha de pago, en Reuters pagina BCV28.

Prorrateo

No habra prorrateo.

Elementos Esenciales de la Oferta en Venezuela

Constituyen elementos esenciales de la Oferta en Venezuela los siguientes:

(i) que a la Fecha de Cierre, Mavesa no haya incumplido sus obligaciones contempladas en el Contrato entre Primor Alimentos, Primor Inversiones y Mavesa de fecha 21 de enero de 2001 (el "Contrato con Mavesa") y el grupo de accionistas y tenedores de ADSs de Mavesa propietarios del 38,49% del capital en circulacion de Mavesa (el "Grupo") no haya incumplido sus obligaciones contempladas en el Contrato entre Primor Alimentos, Primor Inversiones y el Grupo de fecha 21 de enero de 2001 (el "Contrato con el Grupo");

(ii) que a la Fecha de Cierre, la cantidad de acciones de Mavesa en circulacion sea 3.597.099.839;

(iii) que a la Fecha de Cierre, la asamblea de accionistas de Mavesa no hubiere decretado dividendos distintos a los requeridos por el articulo 115 de la Ley de Mercado de Capitales y no se hubiere modificado la costumbre de pago trimestral de dividendos;

(iv) que a la Fecha de Cierre, la Junta Administradora de Mavesa mantenga la recomendacion a las Ofertas sin modificaciones;

(v) que a la Fecha de Cierre el Contrato con Mavesa y el Contrato con el Grupo se mantengan en pleno vigor.

Primor Inversiones se reserva el derecho de considerar alguno de los anteriores elementos como no esencial.

Garantia a los Accionistas Vendedores

Fianzas solidarias otorgadas por Primor Alimentos y por Cerveceria Polar, C.A. a favor de todos los accionistas de Mavesa y los tenedores de ADSs que acepten validamente la Oferta en Venezuela y la Oferta en los Estados Unidos, para garantizar el cien por ciento (100%) del pago del precio de las acciones y ADSs en los terminos y condiciones contemplados en las Ofertas, es decir, hasta por la cantidad de quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569). En base a los estados financieros de Primor Alimentos auditados por Espineira, Sheldon & Asociados, firma miembro de Price Waterhouse Coopers, y los estados financieros de Cerveceria Polar, C.A. auditados por Piernavieja, Porta Cachafeiro & Asociados, firma miembro de Arthur Andersen, el patrimonio neto de Primor Alimentos al 30 de septiembre de 2000 era de Bs.
117.785 millones (equivalente a US$232 millones al 30 de septiembre de 2000, basado en la metodologia de traduccion senalada en las notas a los estados financieros que acompanan el informe de dicha firma) y el patrimonio neto de Cerveceria Polar, C.A. al 30 de septiembre de 2000 era de Bs. 624.448 millones (equivalente a US$1.346 millones al 30 de septiembre de 2000, basado en la metodologia de traduccion senalada en las notas a los estados financieros que acompanan el informe de dicha firma).

Unicamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569) son equivalentes a trescientos cincuenta y ocho mil ciento sesenta y nueve millones quinientos ochenta y seis mil ochocientos sesenta y cuatro bolivares con setenta y cinco centimos (Bs.358.169.586.864,75), al tipo de cambio de Bs.702,75 por US$.

Agente de la Oferta en Venezuela

Provincial Casa de Bolsa, C.A., sociedad mercantil domiciliada en Caracas y autorizada por la Comision Nacional de Valores para actuar como casa de corretaje de titulos valores.

Asesor Financiero de la Oferta en Venezuela

JP Morgan division de Chase Securities Inc.

Asesor Legal de la Oferta en Venezuela

D'Empaire Reyna Bermudez & Asociados

Aceptacion de la Oferta en Venezuela

Los accionistas de Mavesa deben cumplir los siguientes pasos para aceptar la Oferta en Venezuela en o antes de la Fecha de Vencimiento:

(i) Completar y suscribir el Formulario de Aceptacion y Poder de la Oferta en Venezuela.

(ii) Entregar el Formulario de Aceptacion y Poder de la Oferta en Venezuela, asi como los documentos requeridos, en las oficinas designadas por el Agente de la Oferta en Venezuela.

(iii) Si el accionista tuviere titulos representativos de las acciones ofrecidas, este debera entregar dichos titulos junto con el Formulario de Aceptacion de la Oferta en Venezuela.

Las acciones objeto de aceptacion seran depositadas o transferidas a una subcuenta a nombre del accionista vendedor en una cuenta de Provincial Casa de Bolsa, C.A., Agente de la Oferta en Venezuela, especialmente abierta para la Oferta en Venezuela en la CVV Caja Venezolana de Valores, S.A. (CVV).

Derecho de Preferencia

La Clausula Sexta del Documento Constitutivo Estatutario de Mavesa establece que "los accionistas se otorgan entre si y para sus causahabientes, a cualquier titulo, un derecho preferente para adquirir, en proporcion a su tenencia accionaria, al mismo precio, plazo y condiciones establecidas por el Iniciador, las acciones que otros accionistas deseen vender o intercambiar al Iniciador en las ofertas publicas de adquisicion, de intercambio y toma de control que se presenten sobre la Compania" (el "Derecho de Preferencia").

En virtud de lo anterior, los accionistas de Mavesa pueden escoger entre: (i) vender sus acciones a Primor a US$0,1416887470 por accion y en los demas terminos y condiciones de la Oferta en Venezuela, mediante la aceptacion de la Oferta en Venezuela, o (ii) en ejercicio del Derecho de Preferencia, adquirir en proporcion a su tenencia accionaria, acciones que hayan sido objeto de aceptaciones validas en la Oferta en Venezuela por otros accionistas, al mismo precio (es decir US$0,1416887470 por accion), plazo y condiciones establecidas por Primor en el Informe de la Oferta en Venezuela. La Junta Administradora de Mavesa, en sesion de fecha 19 de enero de 2001, decidio recomendar a todos sus accionistas y tenedores de ADSs la aceptacion de las Ofertas.

Los accionistas de Mavesa que deseen ejercer el Derecho de Preferencia para adquirir acciones de Mavesa deberan cumplir con el procedimiento y terminos y condiciones establecidas por Mavesa a mas tardar a las doce del mediodia (12m) de la Fecha de Vencimiento.

El accionista que acepte la Oferta en Venezuela manifestara en el formulario correspondiente su renuncia al Derecho de Preferencia.

En caso de que los accionistas que hubieren ejercido el Derecho de Preferencia no adquirieren por cualquier causa las acciones de Mavesa objeto de dicho derecho, Primor Inversiones adquirira dichas acciones en los terminos y condiciones de la Oferta en Venezuela.

Los accionistas que hayan ejercido el Derecho de Preferencia no podran aceptar la Oferta en Venezuela por la porcion de las acciones que sirvieron de base para el ejercicio del Derecho de Preferencia, a menos que hayan revocado el ejercicio del mismo antes de la Fecha de Vencimiento.

Revocacion de aceptaciones por parte de los accionistas de Mavesa

Primor renuncia a su derecho contemplado en el articulo 18 de las Normas sobre OPAs en beneficio de todos los accionistas de Mavesa. El articulo 18 de las Normas sobre OPAs limita el derecho de revocacion de los accionistas de Mavesa solo a los casos que existan ofertas competidoras o pujas.

Como resultado de la citada renuncia de Primor Inversiones, la aceptacion de la Oferta en Venezuela sera revocable por cualquier accionista de Mavesa en o antes de la Fecha de Vencimiento, aun en el caso en que no hubieren ofertas competidoras o pujas siempre y cuando el documento de revocacion, debidamente autenticado u otorgado en las oficinas designadas por el Agente de la Oferta en Venezuela, sea recibido por este ultimo, en las oficinas designadas por el Agente de la Oferta en Venezuela, en o antes de la Fecha de Vencimiento.

En todo caso, la aceptacion de la Oferta en Venezuela sera irrevocable a partir de la Fecha de Vencimiento, a menos que la Oferta en Venezuela hubiese sido prorrogada conforme a sus terminos.

Retiro de la Oferta en Venezuela por Primor Inversiones; Reserva por parte de Primor Inversiones de la facultad de considerar frustrada la Oferta en Venezuela

Primor Inversiones puede retirar la Oferta en Venezuela en los supuestos permitidos por las Normas sobre OPAs, incluyendo en el caso que Mavesa incurra en cualquier medida o actividad obstaculizadora de las Ofertas descrita en las Normas sobre OPAs, y, previa conformidad de la Comision Nacional de Valores, en el caso de que se produzca alguno de los siguientes supuestos:

(i) que cualquier hecho importante que sustancialmente afecte de modo adverso a Mavesa o a cualquiera de sus subsidiarias o que pueda resultar en una disminucion sustancial del valor de las acciones de Mavesa (incluyendo la inexactitud o falta de certeza de las aseveraciones y garantias descritas en el Anexo H del Informe), no imputable a Primor Alimentos o a Primor Inversiones, y no divulgado antes de la fecha del Contrato con el Grupo, llegue a ser conocido por Primor Alimentos o Primor Inversiones despues de dicha fecha;

(ii) que ocurra cualquier hecho importante que sustancialmente afecte de modo adverso a Mavesa o a cualquiera de sus subsidiarias, o que pueda resultar en una disminucion sustancial del valor de las acciones de Mavesa, no imputable a Primor Alimentos o a Primor Inversiones que tenga lugar con posterioridad a la fecha del Contrato con el Grupo y antes de la Fecha de Cierre;

(iii) si los ADSs de Mavesa objeto de aceptaciones validas en la Oferta en los Estados Unidos, no han sido adquiridos en vista de que se hubieren producido eventos que, conforme a los terminos y condiciones de la Oferta en los Estados Unidos, le otorguen a Primor Inversiones el derecho a revocar dicha Oferta. Primor Inversiones solo podra revocar la Oferta en Venezuela conforme a este numeral si no se ha satisfecho la condicion minima del 65% a traves de la Oferta en Venezuela;

(iv) que a la Fecha de Cierre este vigente alguna normativa que prohiba la realizacion de las Ofertas en los terminos previstos, o imponga limitaciones al ejercicio de los derechos conferidos por las acciones o por los ADSs, o se hubiere dictado una sentencia que impida, prohiba o restrinja de manera permanente la realizacion de las Ofertas en los terminos previstos, o imponga limitaciones al ejercicio de los derechos conferidos por las acciones o ADSs; y

(v)    que a la Fecha de Cierre exista en la Republica Bolivariana de Venezuela
       o en los Estados Unidos de America una situacion que afecte, de forma general, la capacidad de otorgamiento de creditos por parte de bancos u otras instituciones financieras en Venezuela o en los Estados Unidos de America, o que afecte, en forma general, la cotizacion de los valores en la Bolsa de Valores de Caracas o en la Bolsa de Valores de Nueva York; o exista un regimen control de cambios o sistema de cambios diferenciales en Venezuela o en los Estados Unidos de America.

En caso que: (i) el Agente de la Oferta en Venezuela no reciba aceptaciones validas de accionistas que le permitan a Primor Inversiones adquirir, libres de prendas, cesiones en garantia, privilegios u otros gravamenes o derechos que puedan afectar su pleno uso, goce y disposicion, una cantidad de acciones que, conjuntamente con (a) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y (b) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos sesenta y cinco por ciento (65%) del capital social en circulacion de Mavesa; o (ii) sean modificados por razones no imputables a Primor Inversiones los elementos esenciales de la Oferta en Venezuela, o (iii) se produzcan hechos que le otorgan el derecho a Primor Inversiones de retirar la Oferta en Venezuela, Primor Inversiones se reserva el derecho de:

(i) prorrogar el plazo inicial de la Oferta en Venezuela, previa autorizacion de la CNV,

(ii)   considerar frustrada y retirar la Oferta en Venezuela, o

(iii) no considerar frustrada la Oferta en Venezuela, siempre y cuando las aceptaciones validas recibidas representen por lo menos una cantidad de acciones que, conjuntamente con (a) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y (b) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos cuarenta y ocho enteros con setenta y cinco centesimas por ciento (48,75%) del capital social en circulacion de Mavesa.

Para recibir asistencia en relacion con la Oferta en Venezuela, y para solicitar copias del Informe sobre la Oferta en Venezuela, comuniquese con el Agente de la Oferta en Venezuela, a su direccion y telefono indicados mas adelante.

LA JUNTA ADMINISTRADORA DE MAVESA, EN SESION DE FECHA 19 DE ENERO DE 2001, DECIDIO RECOMENDAR A TODOS SUS ACCIONISTAS Y TENEDORES DE ADSs LA ACEPTACION DE LAS OFERTAS POR CONSIDERAR QUE EL PRECIO OFRECIDO Y LOS DEMAS TERMINOS Y CONDICIONES DE LAS OFERTAS

RESULTAN BENEFICIOSAS PARA LOS ACCIONISTAS Y TENEDORES DE ADSs DE MAVESA.

EL INFORME SOBRE LA OFERTA EN VENEZUELA (INCLUYENDO TODOS SUS ANEXOS) CONTIENE INFORMACION IMPORTANTE QUE DEBE SER LEIDA EN SU TOTALIDAD ANTES DE TOMAR CUALQUIER DECISION CON RESPECTO A LA OFERTA EN VENEZUELA.

                CERTIFICACION DE LA COMISION NACIONAL DE VALORES

"EL PRESENTE EXTRACTO SE REFIERE A UNA OFERTA PUBLICA DE TOMA DE CONTROL. LA COMISION NACIONAL DE VALORES CERTIFICA QUE SE HAN CUMPLIDO LAS DISPOSICIONES DE LA LEY DE MERCADO DE CAPITALES, Y DE LAS NORMAS SOBRE OFERTAS PUBLICAS DE ADQUISICION, DE INTERCAMBIO Y TOMA DE CONTROL DE SOCIEDADES QUE HACEN OFERTA PUBLICA DE ACCIONES Y OTROS DERECHOS SOBRE LAS MISMAS. LA COMISION NACIONAL DE VALORES NO CERTIFICA LA CALIDAD DEL NEGOCIO PROPUESTO. PUBLICIDAD AUTORIZADA POR LA COMISION NACIONAL DE VALORES."

En fecha 14 de febrero de 2001, la Comision Nacional de Valores mediante Resolucion No. ___-2001, autorizo el presente Extracto.

                    El Agente de la Oferta en Venezuela es:

                                    [LOGO]

                       Avenida Este 0 con Avenida Vollmer
                     Centro Financiero Provincial, Piso 14
                                 San Bernardino
                            Caracas 1010, Venezuela
                        Mail: casa_bolsa@provincial.com
                       Telefonos: 504-5911 Fax: 504-5378

               El Asesor Financiero de la Oferta en Venezuela es:

                                    [LOGO]

               JP Morgan division de Chase Securities Inc.


21 de febrero de 2001

2.  Informacion General y Financiera sobre el Iniciador

a. Identificacion precisa de la Persona o Personas Vinculadas o Concertadas que realizan la oferta (en su conjunto Iniciador) y de los Oferentes Colaterales

     (i)   El Iniciador

           La persona que realiza la Oferta en Venezuela es Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto. ("Primor Inversiones" o el "Iniciador").

           Ninguna de las Personas Vinculadas con el Iniciador se propone adquirir acciones de Mavesa ni ADSs conforme a las Ofertas. El Iniciador no tiene Personas Concertadas en relacion con la Oferta en Venezuela ni con la Oferta en los Estados Unidos.

     (ii)  Oferentes Colaterales

           Primor Alimentos, C.A.

           Primor Alimentos, C.A. (antes ALPROVENCA, Alimentos y Productos Venezolanos, C.A. y antes PROALCA PRODUCTOS ALIMENTICIOS, C.A.), una sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 23 de septiembre de 1998, bajo el No. 42, Tomo 251-A-Qto. ("Primor Alimentos" o la "Casa Matriz"). Primor Alimentos es propietaria de todas las acciones de Primor Inversiones. Primor Alimentos no se propone adquirir acciones de Mavesa ni ADSs de Mavesa conforme a las Ofertas.

           JP Morgan division de Chase Securities Inc.

           JP Morgan, una division de Chase Securities Inc., institucion financiera constituida bajo las leyes del Estado de Delaware, Estados Unidos de America ("JP Morgan"). JP Morgan es el asesor financiero de Primor Alimentos y Primor Inversiones en relacion con las Ofertas. JP Morgan no se propone adquirir acciones de Mavesa ni ADSs de Mavesa conforme a las Ofertas.

           Citibank N.A.

           Citibank, N.A., institucion financiera constituida bajo las leyes del Estado de Delaware, Estados Unidos de America. Citibank N.A. actuara como organizador del financiamiento de las Ofertas. Citibank N.A. no se propone adquirir acciones de Mavesa ni ADSs de Mavesa conforme a las Ofertas.

           Salomon Smith Barney Inc.

           Salomon Smith Barney Inc., institucion financiera constituida bajo las leyes del Estado de Nueva York, Estados Unidos de America. Salomon Smith Barney Inc. actuara como organizador del financiamiento de las Ofertas. Salomon Smith Barney Inc. no se propone adquirir acciones de Mavesa ni ADSs de Mavesa conforme a las Ofertas.

           Corporacion Andina de Fomento (CAF)

           Corporacion Andina de Fomento (CAF), institucion financiera multilateral constituida conforme a Convenio Constitutivo firmado en Santafe de Bogota, Colombia, el 7 de febrero de 1968. La CAF actuara como organizador del financiamiento de las Ofertas. La Corporacion Andina de Fomento (CAF) no se propone adquirir acciones de Mavesa ni ADSs de Mavesa conforme a las Ofertas.

b.   Nacionalidad

     Primor Inversiones es una empresa constituida en Venezuela, cuyo domicilio es la ciudad de Caracas.

c.   Tipo de sociedad de acuerdo con la Decision No. 291 del Acuerdo de
     Cartagena

     Primor Inversiones es una empresa mixta en los terminos de la Decision 291.

d.   Descripcion de su objeto social y negocios que realiza

     Primor Inversiones tiene por objeto social la inversion, suscripcion y tenencia de acciones en otras companias industriales, comerciales y de servicios; especialmente en aquellas relacionadas con la elaboracion, fabricacion y distribucion de productos alimenticios; y, en general, realizar cualquier otro acto de comercio autorizado por la ley. Primor Inversiones ha sido constituida por Primor Alimentos para adquirir las acciones y ADSs de Mavesa conforme a las Ofertas y hasta la fecha no ha desempenado actividades, salvo aquellas relacionadas con las Ofertas.

e.   Experiencia en el area de la actividad de la sociedad objeto de la oferta

     Primor Inversiones es una filial de Primor Alimentos. Esta ultima y sus filiales son un conjunto de empresas lideres en el sector de alimentos en Venezuela, con 47 anos de experiencia, dedicandose principalmente a la produccion, distribucion y venta de harina precocida de maiz, arroz, harina de trigo, pastas alimenticias, helados, aceite de maiz, alimentos balanceados para animales, hojuelas para la industria cervecera y grits para pasapalos.

     Las principales marcas bajo las cuales se comercializan sus productos son Harina P.A.N., Harina Promasa, Harina Mazorca, Ricarepa, Del Grano, Primor, Corina, Gran Senora, Sensacional, Nobel, EFE y Mazeite.

     Primor Alimentos y sus filiales poseen 13 plantas productoras en Venezuela: cinco procesadoras de maiz, dos de arroz, una procesadora de trigo que incluye pastificio, tres productoras de alimentos balanceados para animales, una productora de helados, una de empaques y envases flexibles; y una planta en Colombia. La capacidad instalada es de 1,6 millones de toneladas metricas por ano. Asimismo, Primor Alimentos y sus filiales cuentan con mas de 38.000 clientes en Venezuela y 3.260 en Colombia, y una amplia red de distribucion y comercializacion con mas de 70 centros de distribucion en Venezuela que le permiten identificar con precision las necesidades y requerimientos del mercado, enfocandose en la satisfaccion de las necesidades de sus clientes y consumidores.

f. Descripcion del grupo societario o de hecho al cual pertenece y sus caracteristicas

     Primor Inversiones forma parte del grupo societario de Primor Alimentos y sus empresas filiales. En base a los estados financieros de Primor Alimentos auditados por Espineira, Sheldon & Asociados, firma miembro de Price Waterhouse Coopers, al 30 de septiembre de 2000, el valor de los activos de Primor Alimentos y sus filiales era de Bs.227.539 millones, y su patrimonio neto era de Bs.117.785 millones, y sus ventas durante el periodo comprendido entre el 1 de octubre de 1999 y el 30 de septiembre de 2000 alcanzaron Bs. 415.585 millones.

     Las filiales de Primor Alimentos incluyen a:

     . Refinadora de Maiz Venezolana C.A. (Remavenca), dedicadas a la fabricacion y comercio de toda clase y tipo de productos derivados del maiz y de otros cereales, ya sea para uso industrial o consumo humano o animal.

     . C.A. Promesa, dedicada a la compra, venta y distribucion de productos alimenticios nacionales o extranjeros de cualquier especie.

     . Corporacion Agroindustrial Corina, C.A. (Corina), dedicada a la adquisicion, procesamiento, venta y distribucion de arroz y otros cereales.

     . Molinos Sagra, C.A. (Mosaca), dedicada a las actividades de importacion, compra, venta, produccion, almacenamiento, distribucion, empaque y comercializacion de harinas, granos y semolas alimenticias de trigo, asi como a la produccion de pastas alimenticias.

     . Procesadora Venezolana de Cereales, S.A. (Provencesa), dedicada a la explotacion y el mantenimiento de servicios relacionados con toda clase de cereales y derivados agricolas.

     . Alimentos Procria, C.A., dedicada a comprar, vender, distribuir, manufacturar, importar o exportar, comercializar y negociar en cualquier forma productos alimenticios nacionales o extranjeros de cualquier especie para consumo animal.

     . Productos Efe, S.A. y sus filiales, dedicada a la adquisicion, procesamiento, importacion, venta y distribucion de helados, pasteles congelados, y demas productos congelados y refrigerados.

     . Agroindustrias Integrales, C.A. (Agrointeca), dedicada a todo tipo de operaciones especialmente en el campo del agro y la cria.

     . Rotograbados Venezolanos, S.A. (Rotoven), dedicada al ramo de tipografia, litografia, impresion y grabado sobre papel, carton, madera, vidrio, metal y demas materias primas.

     . Promasa Colombia, S.A. tiene por objeto la explotacion y el mantenimiento de servicios relacionados con toda clase de cereales y derivados agricolas asi como la produccion de derivados del maiz y de otros cereales.

     . Promesa de Colombia, S.A. (Colpromesa), tiene por objeto la compra, venta, importacion, exportacion, almacenaje en bodegas propias o ajenas de productos alimenticios de consumo humano y animal.

     Primor Alimentos y sus filiales conforman funcionalmente la Unidad Estrategica de Negocio de Alimentos de Empresas Polar. Este conglomerado industrial venezolano principalmente desarrolla actividades en los sectores de alimentos y bebidas (cerveza, malta, refrescos y agua mineral); en el negocio de pasapalos salados y galletas a traves de una asociacion estrategica con Frito Lay; en el negocio de empaques; y posee inversiones de cartera, como accionista minoritario, en banca, petroleo, petroquimica y distribucion. Empresas Polar emplea directamente en Venezuela a mas de 15.000 personas e indirectamente a otras 100.000. Asimismo, Empresas Polar invirtio en Venezuela aproximadamente Bs. 101.822 millones durante el ano operacional finalizado el 30 de septiembre de 2000. En este mismo sentido, durante el ano operacional las ventas de los productos en todos los sectores donde desarrolla sus actividades alcanzaron la cifra de Bs.1.359.409 millones. Los valores que guian al grupo de companias que integran Empresas Polar son la orientacion al mercado y al logro de resultados, asi como a la mejora continua de la eficiencia, agilidad y flexibilidad en los negocios, apoyando la innovacion y el trabajo en equipo, en un marco de reconocimiento al logro y la excelencia, oportunidades de empleo sin distincion, integridad, civismo y relaciones de mutuo beneficio entre las partes involucradas.

g.   Identificacion y curricula vitarum de los administradores del Iniciador

     Los integrantes de la Junta Directiva de Primor Inversiones son:

     Directores Ejecutivos:
     .  Gustavo Gimenez Pocaterra
     .  Leonor Gimenez de Mendoza
     .  Alfredo Guinand Baldo
     .  Lorenzo Mendoza Gimenez
     .  Gerhard Wittl
     .  Juan Lorenzo Mendoza Pacheco
     .  Leopoldo Marquez Anez
     .  Juan Simon Mendoza Gimenez
     .  Hernan Anzola Gimenez
     .  Alejandro Mendoza Pacheco

     Directores Suplentes:
     .  Pablo Baraybar C.
     .  Rafael Sucre M.
     .  Guillermo Bolinaga H.

     A continuacion se resumen los curricula vitarum de los integrantes de la Junta Directiva de Primor Inversiones:

     Gustavo Gimenez Pocaterra. Director Principal y Presidente de las Juntas Directivas de Primor Inversiones y de Primor Alimentos. Ha tenido una larga y exitosa carrera profesional dentro de Empresas Polar, donde ingreso en 1960 en una de las etapas de importante crecimiento de este conglomerado industrial. Director de Productos de Maiz, S.A.(PROMASA) en 1962 y ejercio la Presidencia de su Junta Directiva entre 1970 y septiembre de 1998, cuando se creo Proalca Productos Alimenticios, C.A. (ahora Primor Alimentos, C.A.).

     Director Ejecutivo de Cerveceria Polar, C.A. desde 1972 y Presidente de su Junta Directiva desde 1985. Presidente de la Junta Directiva de Inversiones Polar, C.A. desde su constitucion en 1973 y hasta 1989. Preside la Junta Directiva de Cerveceria Polar, C.A. desde 1985. Fue Presidente de Cerveceria (Polar) de Oriente, C.A. entre 1961 y 1965.

     Leonor Gimenez de Mendoza. Directora Ejecutiva de Primor Inversiones y de Primor Alimentos. Miembro Fundador y Presidenta Internacional de la Asociacion de Damas Salesianas. Co-fundadora y Presidenta de la Fundacion Polar. Miembro de la Junta Directiva del Centro Nutricional de Antimano (CANIA). Directora Ejecutiva de Cerveceria Polar, C.A. Reconocida con la Orden Libertador (Gran Cordon por ascenso), Orden Libertador (Grado Comendador), Andres Bello (1ra. Clase), Merito al Trabajo (1ra. Clase), Francisco de Miranda (por ascenso), y Ecclessia et Pontificem (otorgada por El Vaticano).

     Alfredo Guinand Baldo. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Ingeniero Civil, Mencion Cum Laude, en la Universidad Central de Venezuela. Presidente de Cerveceria Modelo, C.A. desde 1960 a 1995. Actualmente es Consejero de la Junta Directiva de Cerveceria Modelo, C.A., Director Ejecutivo de Cerveceria Polar, C.A.. Director de Fundacion Polar y de la mayoria de las companias de la Unidad Estrategica de Negocio de Alimentos de Empresas Polar. Es Presidente de Proyectos y Construcciones Guinand & Brillembourg, C.A. Fue Director del Banco Provincial, S.A. Banco Universal desde 1993 hasta 1999.

     Lorenzo Mendoza Gimenez. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Maestria en Administracion de Empresas (MBA), especialidad de Estrategia, Finanzas y Operaciones de la Sloan School of Management de la M.I.T. Bachelor of Science en Ingenieria Industrial de Fordham University (Nueva York). Hace 10 anos se incorporo a las Juntas Directivas de las sociedades de Empresas Polar. Actualmente ocupa el cargo de Director General de Empresas Polar y es Director Ejecutivo y miembro del Comite Ejecutivo de Cerveceria Polar, C.A. Tambien es integrante de las Juntas Directivas de varias sociedades de las Unidades Estrategicas de Negocio de Cerveza y Malta, Alimentos y Refrescos de Empresas Polar. Adicionalmente es miembro de las Juntas Directivas del Banco Provincial, S.A. Banco Universal, Snacks America Latina, Consejo de Conindustria, C.A. La Electricidad de Caracas, Corporacion EDC, C.A., entre otras.

     Gerhard Wittl. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Maestro Cervecero e Ingeniero Cervecero Diplomado de la Universidad Tecnica de Munich, Facultad Cerveceria en Weihenstephan. Doctor en Ciencias Naturales en la Universidad Tecnica de Munich. Ingreso en Cerveceria Polar en 1955. De 1981 a 1994 fue Director Tecnico Corporativo de

     Cerveceria Polar, C.A. Actualmente es miembro de la Junta Directiva de Cerveceria Polar C.A. y Cerveceria Polar de Oriente, C.A. Asimismo, es Director de la mayoria de las companias de la Unidad Estrategica de Negocio de Alimentos de Empresas Polar.

     Juan Lorenzo Mendoza Pacheco. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Ingeniero Industrial y de Sistemas, egresado de The University of Florida en 1983. Maestria en Administracion en el Instituto de Estudios Superiores de Administracion (IESA) en 1988. Desde 1983 ha desempenado diferentes cargos en Empresas Polar. Actualmente, es Director Ejecutivo y miembro del Comite Ejecutivo de la Junta Directiva de Cerveceria Polar, C.A. Director de Snacks America Latina, Grupo Financorp, C.A., asi como Director Suplente de varias sociedades de las Unidades Estrategicas de Negocio de Cerveza y Malta y Alimentos de Empresas Polar. Ha sido Presidente de la Sociedad Productora de Refrescos, S.A., Presidente de Industrias y Plasticos Metalgrafica y Director del Dividendo Voluntario para la Comunidad.

     Leopoldo Marquez Anez. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Abogado egresado de la UCAB en 1958. Miembro de las Juntas Directivas de Cerveceria Polar, C.A. y de Fundacion Polar. En su trayectoria profesional ha sido socio principal del Escritorio Travieso Paul hasta 1990, Profesor de Derecho Procesal Civil en la UCAB y en la UCV, Miembro Principal de los Consejos de la Facultad de Derecho de la UCAB y de la UCV, Miembro de la Comision Redactora del Codigo de Procedimiento Civil de 1987. Conjuez y Primer Suplente de la Sala de Casacion Civil de la Corte Suprema de Justicia (1975-1985). Ha publicado las obras "Estudios de Procedimiento Civil, Motivos y Efectos del Recurso de forma en la Casacion Civil Venezolana" (ganadora del premio Corte Suprema de justicia 1984) y "El Nuevo Codigo de Procedimiento Civil".

     Juan Simon Mendoza Gimenez. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Abogado, egresado de la Universidad Catolica Andres Bello en 1992. Maestria Mencion Finanzas, Mercadeo y Gerencia de Negocios Internacionales en la Escuela de Administracion J.L. Kellogg de la Universidad Northwestern en Chicago. Desde 1996 se ha desempenado como Director Ejecutivo de Cerveceria Polar, C.A. Actualmente, es miembro de las Juntas Directivas de varias sociedades de las Unidades Estrategicas de Negocio de Cerveza y Malta y Alimentos de Empresas Polar, asi como tambien de Grupo Financorp, C.A. y de Snacks America Latina. Es Director de la Junta Directiva del Banco Provincial, S.A. Banco Universal desde 1999.

     Hernan Anzola Gimenez. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Ingeniero Quimico de la Universidad Central de Venezuela y Master en Gerencia de la Universidad de Stanford, California. Ha sido Ministro de Cordiplan y Ministro de Estado para las Empresas Basicas, Presidente del Banco

     Central de Venezuela y Viceministro de Energia y Minas en dos oportunidades. Fue Vicepresidente de Pequiven (filial petroquimica de PDVSA). Se desempeno como Vicepresidente Ejecutivo y miembro del Comite Ejecutivo y de la Junta Directiva de Corimon. Actualmente, forma parte de la Junta Directiva y del Comite Ejecutivo de Cerveceria Polar, C.A., es Presidente del Consejo de Administracion del Banco Provincial, S.A. Banco Universal y es miembro de la Junta Directiva de Seguros La Seguridad.

     Alejandro Mendoza Pacheco. Director Ejecutivo de Primor Inversiones y de Primor Alimentos. Egresado de Santa Fe Community College en 1984. Realizo multiples cursos en el Instituto de Estudios Superiores de Administracion
     (IESA). Director Ejecutivo de Cerveceria Polar, C.A. desde 1990, y miembro de las Juntas Directivas de Distribuidora Polar de Oriente, C.A., Distribuidora Polar del Sur, C.A., Distribuidora Polar Metropolitana S.A., Distribuidora Polar S.A., Distribuidora Polar Del Centro S.A., Distribuidora Polar Centro Occidental S.A., Dosa, C.A., Cerveceria Polar del Lago, Cerveceria Polar de Oriente, C.A. Miembro del Comite Operativo de Cerveceria Polar Los Cortijos, C.A.

     Directores Suplentes:

     Pablo Baraybar C. Director Suplente de Primor Inversiones. Es Director de la Unidad Estrategica de Negocio de Alimentos de Empresas Polar desde 1998. Ingeniero Industrial egresado de la Universidad Garcilaso de la Vega de Lima, Peru. Especializacion en Mercadeo y Ventas en la Universidad Del Pacifico de Lima, Peru y post grado en Administracion de Mercadeo y Ventas en la Escuela Superior de Administracion de Negocios (ESAN). Inicio su carrera en Procter & Gamble de Peru en 1967 donde ocupo diferentes posiciones en Ventas y en Mercadeo. Durante 15 anos desempeno posiciones gerenciales en Textil Amazonas, principal fabricante y exportadora textil peruana, alcanzando la posicion de Gerente General de productos de consumo masivo. Ingreso a Empresas Polar como Gerente General de Savoy Brands Peru en 1993, y ocupo la Presidencia de Savoy Brands Venezuela desde 1996 hasta 1998.

     Rafael Sucre M. Director Suplente de Primor Inversiones. Licenciado en Ciencias Administrativas de la Universidad Metropolitana. Egresado del Programa Avanzado de Gerencia del IESA (Instituto de Estudios Superiores de Administracion). Actualmente, se desempena como Director de Finanzas de la Unidad Funcional de Apoyo de Empresas Polar. Desde su ingreso en 1982 en Empresas Polar ha ocupado la Gerencia General de Cerveceria Polar Los Cortijos, C.A, y las Gerenciales Nacionales de Riesgo y Seguros y de Planificacion e Inversiones de Empresas Polar. Es miembro de la Junta Directiva de Superenvases Envalic, C.A., de Bodegas Pomar, C.A. Es Director del IVEF (Instituto Venezolano Ejecutivo de Finanzas) y de Grupo Financorp, C.A.

     Guillermo Bolinaga H. Director Suplente de Primor Inversiones. Es abogado egresado de la Universidad Catolica Andres Bello en 1992; Master en Derecho en Duke University, North Carolina, Estados Unidos de America en 1994. Estudios complementarios en la Universidad Libre de Bruselas, Belgica, en 1993. Ocupo el cargo de Director Legal en Savoy Brands International desde diciembre de 1994 a diciembre de 1998. Desde enero de 1999 se desempena como Director de Asuntos Legales de Empresas Polar. Es miembro de las Juntas Directivas de Productos Efe, S.A. y Ferroatlantica de Venezuela, C.A. (FERROVEN). Profesor de la Catedra de Pruebas de la Universidad Catolica Andres Bello (1996-1997). Ha sido corredactor de la Ley Organica de la Justicia de Paz y del Reglamento de Arbitraje de la Camara de Comercio de Caracas. Es Coordinador de la Catedra de Honor de la Universidad Catolica Andres Bello desde 1998.

h. Estados financieros auditados del Iniciador y de su casa matriz, de los ultimos tres (3) ejercicios anuales

     Los estados financieros auditados de Primor Inversiones al 9 de enero de 2001, y los estados financieros consolidados auditados de su Casa Matriz, Primor Alimentos y sus filiales al 30 de septiembre de 2000, al 30 de septiembre de 1999 y al 30 de noviembre de 1998 se incorporan al presente documento como Anexo A.

3.   Informacion sobre el proposito de la Oferta en Venezuela

a. El Iniciador debe revelar si el proposito de la compra es adquirir el control o una Participacion Reputada Significativa. En el caso de Toma de Control debera cumplir con los requisitos adicionales relacionados con este tipo de oferta

     La Oferta en Venezuela es una Oferta Publica de Toma de Control (OPTC), regida por las "Normas sobre Ofertas Publicas de Adquisicion, de Intercambio y Toma de Control de Sociedades que hacen Oferta Publica de Acciones y otros Derechos sobre las mismas", dictadas por la Comision Nacional de Valores y publicadas en la Gaceta Oficial de la Republica Bolivariana de Venezuela No. 37.039 del 19 de septiembre de 2000 (las "Normas sobre OPAs").

     En el articulo 3 degrees de las Normas sobre OPA, se define la OPTC como aquel procedimiento por medio del cual "... el Iniciador pretende llevar a cabo la adquisicion de las acciones, valores o derechos de la Sociedad Afectada, de los senalados en el articulo 4 degrees, independientemente de la contrapartida que se ofrezca, cualquiera sea la forma, modalidades o caracteristicas que tenga el Negocio Juridico, y que produzca o pueda producirse como resultado que el Iniciador adquiera o complete una mayoria politica que no posee en una sociedad que hace oferta publica de acciones y el consiguiente Desplazamiento del Control,

     o incremente su participacion en el capital en un porcentaje equivalente a una Participacion Reputada Significativa".

     En consecuencia, la Oferta en Venezuela tiene el proposito de adquirir el control de Mavesa por parte de Primor Inversiones. A tales efectos, Primor Inversiones ha preparado el Informe Especial sobre las Intenciones del Iniciador conforme a lo establecido en las Normas sobre OPAs, el cual se incorpora al presente documento como Anexo B.

     El Informe Especial sobre las Intenciones del Iniciador contiene informacion importante que debe ser leida en su totalidad antes de tomar cualquier decision respecto a la Oferta en Venezuela.

b. Descripcion precisa de las intenciones del Iniciador respecto de la sociedad cuyos valores se desea adquirir relativas a las politicas operativas, financieras y societarias, y sobre la cotizacion de los valores de la sociedad

     En caso de completarse exitosamente las Ofertas, Primor evaluara la forma de producir sinergias en procesos administrativos y operativos buscando la integracion de las fuerzas de venta y las sinergias en los sistemas de cadenas de suministro, consolidando depositos, vehiculos de transporte y facilidades de produccion.

     Se mantendran las politicas de ventas actuales de Mavesa. Asimismo, se seguira con la politica de programas de mercadeo y de promocion de productos y de incentivos de precios al consumidor. En este mismo sentido, se mantendran las politicas de inventario y se buscara la maxima utilizacion de la capacidad instalada de planta.

     De completarse exitosamente las Ofertas, se mantendran politicas financieras que se adecuen a los criterios y estandares de solvencia de Empresas Polar.

     Asimismo, de completarse las Ofertas, Primor propondra la designacion de miembros de la Junta Administradora de Mavesa y comisarios en la Asamblea Extraordinaria de Accionistas de Mavesa a celebrarse a mas tardar dentro de los seis (6) dias habiles bursatiles siguientes al pago de las acciones y ADSs objeto de las Ofertas.

     Las acciones de Mavesa se cotizan en la Bolsa de Valores de Caracas. Actualmente, Primor Inversiones no tiene planes para cancelar la cotizacion de las acciones en la Bolsa de Valores de Caracas.

     Los ADSs de Mavesa se cotizan en la Bolsa de Valores de Nueva York. Sujeto a la legislacion y normativa aplicable, Primor Inversiones planea cancelar la cotizacion de los ADSs en la Bolsa de Valores de Nueva York.

     Los ADSs de Mavesa (y las acciones subyacentes) estan registrados bajo el U.S. Exchange Act. Dicho registro puede ser cancelado previa solicitud de Mavesa a la SEC, si los ADSs (y las acciones subyacentes) no cotizan en una bolsa de valores norteamericana y si hay menos de 300 tenedores registrados de ADSs (y las acciones subyacentes) residentes en los Estados Unidos de America. Sujeto al cumplimiento de la legislacion y normativa aplicable, Primor Inversiones planea procurar que Mavesa solicite la cancelacion del registro de los ADSs (y las acciones subyacentes) conforme al U.S. Exchange Act tan pronto como se completen las Ofertas y se cumplan con los requisitos para solicitar la cancelacion.

     En todo caso, los tenedores de ADSs de Mavesa tienen la opcion de convertir sus ADSs en acciones de Mavesa en los terminos y condiciones del Contrato de Deposito entre Mavesa y The Bank of New York.

     De completarse exitosamente las Ofertas, la compra de acciones y ADSs de acuerdo con las Ofertas reducira sustancialmente el numero de acciones o ADSs a ser negociados publicamente, y el numero de accionistas y tenedores de ADSs. Esta reduccion afectara en forma adversa la liquidez y el valor de mercado de las acciones y ADSs en manos del publico.

c. Descripcion precisa de cualquier plan o propuesta que pudiera relacionarse con la liquidacion de la sociedad, la venta de sus activos, la fusion con otra sociedad, escision o cualquier cambio importante de objeto, rama de negocios, inversiones, forma de conducir los negocios o cambios de estructura de sociedad

     En caso de completarse exitosamente las Ofertas, Primor Alimentos disenara planes de negocios para cada unidad (bebidas, limpieza, productos del mar, untables y salsas) donde se determinaran las necesidades de inversion como parte de un plan que incluya la busqueda de sinergias con los negocios actuales de Primor Alimentos y sus filiales. Asimismo, se evaluara la forma de producir sinergias en procesos administrativos y operativos buscando la integracion de las fuerzas de venta y sinergias en los sistemas de cadenas de suministro, consolidando depositos, vehiculos de transporte y facilidades de produccion.

     Primor Alimentos evaluara posibles asociaciones con otras empresas del conglomerado industrial Empresas Polar para desarrollar la categoria de bebidas liquidas y evaluara las posibles sinergias en el uso de fuerzas de venta y distribucion con sus actuales unidades de bebidas, asi como tambien posibles asociaciones estrategicas con otras empresas. Sin embargo, actualmente no se ha tomado ninguna decision al respecto.

     Sujeto a lo anterior, actualmente Primor Alimentos no tiene planes en relacion con la liquidacion, venta de activos, fusion con otra sociedad, escision o cualquier cambio importante de objeto, rama de negocios, inversiones, forma de conducir los negocios o cambios de estructura de Mavesa.

d. Proyectos de ulteriores emisiones de acciones y aumentos de capital o de reventa de todo o parte de la participacion a ser adquirida

     Actualmente, Primor Inversiones no tiene ningun proyecto que implique el aumento del capital de Mavesa, ni tampoco la reventa de las acciones a ser adquiridas a traves de la Oferta en Venezuela.

e. Informacion acerca de si se proyecta hacer soportar, directa o indirectamente, el costo de la adquisicion por la Sociedad Afectada, sus Filiales o Afiliadas o por medio de la venta de sus activos, la realizacion de fusiones, asociaciones o la celebracion de contratos de cualquier genero

     Ningun gasto financiero relacionado con las Ofertas, ni el costo de la adquisicion de las acciones o ADSs de Mavesa sera soportado directa ni indirectamente por Mavesa, ni por sus Filiales o Afiliadas, ni por medio de la venta de sus activos, la realizacion de fusiones, asociaciones o celebracion de contratos de cualquier genero.

f. Descripcion precisa del origen de los fondos, cumpliendo con los requisitos establecidos en las Normas sobre la prevencion, control y fiscalizacion de las operaciones de legitimacion de capitales aplicables al mercado venezolano

     Los fondos requeridos para pagar el precio de compra de las acciones y ADSs de Mavesa conforme a las Ofertas seran obtenidos de la siguiente manera: aproximadamente el sesenta por ciento (60%), equivalente a US$309,6 millones, proviene de recursos propios actualmente disponibles de Primor Alimentos, Cerveceria Polar, C.A. y otras empresas del conglomerado industrial Empresas Polar, y aproximadamente el cuarenta por ciento (40%), equivalente a US$200 millones, provendra de un financiamiento bancario sindicado a tres (3) anos de Citibank N.A., la Corporacion Andina de Fomento y otras instituciones financieras de reconocida solvencia. En este sentido, en fechas 26 y 29 de enero de 2001, Citibank, N.A. Salomon Smith Barney y la Corporacion Andina de Fomento suscribieron cartas compromiso con Primor Inversiones para la estructuracion de dicho financiamiento. Adicionalmente, el pago del precio de adquisicion de las acciones y ADSs conforme a las Ofertas se encuentra garantizado en un cien por ciento (100%), es decir, hasta US$509.668.569, por Primor Alimentos y por Cerveceria Polar, C.A. Ver Seccion 6(d) del presente Informe.

4.   Informacion sobre la Posicion Accionaria del Iniciador

a. Numero y porcentaje de las acciones, valores que dan derechos sobre acciones o derechos de voto, que posee el Iniciador, directa o indirectamente, por cualquier titulo, en el capital de la Sociedad Afectada

     500 acciones de Mavesa y 50 ADSs de Mavesa adquiridas por Primor Inversiones en fecha 24 de enero de 2001, despues del anuncio publico de la suscripcion del Contrato con Mavesa y del Contrato con el Grupo.

b. Descripcion de cualquier otro derecho contractual que pueda tener un efecto equivalente al de una participacion en el capital o en valores que dan derecho sobre acciones en la Sociedad Afectada

     Ni Primor Alimentos ni Primor Inversiones poseen derechos contractuales que puedan tener un efecto equivalente al de una participacion en el capital o en valores que den derechos sobre acciones emitidas por Mavesa, salvo por lo expresado en la seccion 5.a(ii) de este Informe.

c. Numero y Porcentaje de otros valores de la Sociedad Afectada, incluyendo titulos representativos de deuda, que posee, directamente o indirectamente,
     o por concertacion

     Ninguno.

5. Informacion sobre las relaciones del Iniciador con la Sociedad Afectada, Sus Accionistas y Administradores

a. Descripcion de cualquier contrato, acuerdo o relacion del Iniciador con la Sociedad Afectada, sociedades dominantes o dominadas, sus administradores o sus accionistas mayoritarios o minoritarios, que haya tenido validez y efecto durante los tres (3) anos que preceden a la fecha de la notificacion

     (i) Contratos entre Primor Inversiones o Primor Alimentos, y Mavesa, sus sociedades dominantes y/o sociedades dominadas

          El 23 de agosto de 2000, Primor Alimentos, por una parte, y Brown Brothers Harriman, en representacion de Mavesa, por la otra, suscribieron una Carta de Confidencialidad, modificada en fecha 15 de diciembre de 2000 (la "Carta de Confidencialidad"), en virtud de la cual Primor Alimentos se comprometio a mantener la confidencialidad de la informacion que le suministrara Brown Brothers sobre Mavesa.

          El 21 de enero de 2001, Mavesa, Primor Alimentos y Primor Inversiones suscribieron un contrato (el "Contrato con Mavesa"), en virtud del cual, entre otras cosas, la Junta Administradora de Mavesa recomendo los terminos y condiciones de las Ofertas, manteniendo el derecho de retirar dicha recomendacion en el caso de ofertas competidoras que presenten un mayor atractivo para los accionistas y tenedores de ADSs de Mavesa, o en el caso de que ello sea exigido para cumplir con obligaciones que la ley y los estatutos de Mavesa le impongan a los administradores. Asimismo, se comprometio a no adoptar medidas obstaculizadoras a las Ofertas, y a conducir sus negocios y los de sus subsidiarias en el curso ordinario.

          El Contrato con Mavesa tambien contempla que en vista de que la presentacion de las Ofertas por parte de Primor Inversiones impactaria favorablemente el precio de cotizacion de las acciones y ADSs de Mavesa; que el precio de las Ofertas es superior al promedio de cotizacion durante los ultimos seis (6) meses; que la presentacion de las Ofertas agrega valor a la compania y beneficia a los accionistas y tenedores de ADSs; que con motivo de las Ofertas, podrian presentarse ofertas publicas mas favorables que las Ofertas, lo cual beneficiaria tanto a los accionistas y tenedores de ADSs como al entorno competitivo; Mavesa tomando en cuenta el esfuerzo empleado por Primor Inversiones para la presentacion de las Ofertas y en reconocimiento a su contribucion a la creacion de valor para los accionistas y tenedores de ADSs y para el desarrollo de una libre competencia en la formacion del precio de las acciones de Mavesa, pagara a Primor Inversiones, en caso de tener exito una oferta publica competidora presentada por una empresa distinta de Primor Inversiones y no relacionada con esta dentro de los doce (12) meses siguientes al 21 de enero de 2001, una suma unica equivalente al uno y medio por ciento (1.5%) del monto total pagado a los accionistas y tenedores de ADSs que aceptaron la oferta ganadora.

          El Contrato con Mavesa tambien contempla que la junta administradora de Mavesa no solicitara ni propiciara ofertas de compra de acciones o ADSs de Mavesa o de sus subsidiarias o propuestas de fusiones, reestructuraciones, asociaciones estrategicas, recapitalizaciones u operaciones similares relacionadas con Mavesa o sus subsidiarias. Sin embargo, el Contrato con Mavesa permite que la junta administradora suministre informacion sobre Mavesa y sus subsidiarias, y que pueda participar en discusiones o negociaciones relacionadas con las operaciones antes mencionadas unicamente en los siguientes casos: (1) cuando previamente reciba por escrito una propuesta de adquisicion no solicitada en efectivo; y (2) en el caso de que se inicie una oferta publica competidora no solicitada por la totalidad de las acciones y ADSs de Mavesa que sus accionistas o tenedores de ADSs deseen vender independientemente de la condicion minima. En ambos supuestos, sera necesario que la Junta Administradora concluya previamente que dicha propuesta u oferta es mas beneficiosa para los accionistas y tenedores de ADSs que las Ofertas, y que el oferente suscriba un contrato de confidencialidad en terminos sustancialmente similares a la Carta de Confidencialidad. No obstante lo anterior, el Contrato con Mavesa contempla que la junta administradora de Mavesa podra proporcionar informacion sobre Mavesa y sus subsidiarias a cualquier tercero que hubiere iniciado una Oferta Publica Competidora y que suscriba un contrato de confidencialidad en terminos sustancialmente similares a la Carta de Confidencialidad.

          Copia del Contrato con Mavesa se encuentra a disposicion de los accionistas de Mavesa en la Comision Nacional de Valores.

          Salvo por lo anteriormente indicado, no existen contratos, acuerdos o relaciones entre Primor Inversiones o Primor Alimentos, por una parte, y Mavesa, sus sociedades dominantes y/o sociedades dominadas, por la otra.

    (ii) Contratos entre Primor Inversiones, Primor Alimentos y accionistas de Mavesa

          El 21 de enero de 2001, Primor Inversiones, Primor Alimentos y un grupo de accionistas y tenedores de ADSs de Mavesa, propietarios de
          1.384.447.105 acciones de Mavesa (de las cuales 296.607.159 acciones de Mavesa estan representadas por 4.943.453 ADSs de Mavesa), representativas del 38,49% del capital social en circulacion de Mavesa (el "Grupo") suscribieron un contrato (el "Contrato con el Grupo"), en virtud del cual, entre otras cosas, el Iniciador se comprometio a iniciar las Ofertas y el Grupo se comprometio a aceptarlas dentro de los cinco (5) dias habiles bursatiles siguientes a la Fecha de Inicio, y no retirarlas a menos que se inicie una oferta competidora en efectivo que ofrezca comprar todas las acciones y ADSs de Mavesa que deseen vender sus accionistas y tenedores de ADSs, independientemente de la condicion minima, que proporcione un valor agregado mayor desde un punto de vista economico-financiero, y terminos y condiciones mejores que los contemplados en las Ofertas, para todos los accionistas y tenedores de ADSs. Dentro de los accionistas y tenedores y ADSs de Mavesa que suscribieron el Contrato con el Grupo se encuentran Jonathan Coles Ward, Presidente de la Junta Administradora de Mavesa, y Alberto Tovar, Presidente Ejecutivo de Mavesa y Vicepresidente de su Junta Administradora.

          Asimismo, algunos de los accionistas y tenedores de ADSs de Mavesa que suscribieron el Contrato con el Grupo convinieron en garantizar algunas condiciones basicas del negocio de Mavesa y sus subsidiarias y en garantizar que a partir del 21 de enero de 2001 hasta la fecha en que se hiciera efectiva la eleccion de los nuevos Directores de Mavesa designados por Primor Inversiones en una Asamblea Extraordinaria de Accionistas de Mavesa, esta ultima y sus subsidiarias se conducirian en el curso ordinario de los negocios; todo ello en los terminos y condiciones establecidas en el Contrato con el Grupo.

          El Contrato con el Grupo no establece ningun tipo de obligaciones para los accionistas o tenedores de ADSs que no hayan suscrito el Contrato con el Grupo.

          Copia del Contrato con el Grupo se encuentra a disposicion de los accionistas de Mavesa en la Comision Nacional de Valores.

   (iii) Contratos entre Primor Inversiones, Primor Alimentos y los administradores de Mavesa

          Ver numeral Seccion 5.a(iii).

b. Descripcion de cualquier Negocio Juridico que haya tenido validez y efecto durante los tres (3) anos que preceden a la fecha de la notificacion y que verse sobre las acciones, los valores representativos de derechos sobre estas o sobre derechos de voto en la Sociedad Afectada, sus sociedades dominantes o dominadas

     Salvo lo indicado en la Seccion 5(a) del presente Informe, no existen Negocios Juridicos celebrados por Primor Inversiones o Primor Alimentos, que hayan tenido validez y efecto durante los tres (3) anos que preceden a la fecha del presente Informe y que versen sobre las acciones, valores representativos de derechos sobre estas o sobre derechos de voto en Mavesa, sus sociedades dominantes o dominadas.

6.   Condiciones especificas de la Oferta

a. Numero o porcentaje de acciones o valores que se obliga a adquirir, manifestacion firme de adquirirlos en las condiciones propuestas y, de ser el caso, el numero o porcentaje de acciones o valores por debajo del cual se reserva la facultad de no considerar frustrada una oferta que no ha sido cubierta por aceptaciones en su totalidad. La facultad de no considerar frustrada una oferta solo podra ejercerse si asi se la ha reservado expresamente el Iniciador, siempre y cuando la aceptacion a la oferta incluya un volumen de acciones o derechos que represente al menos el setenta y cinco por ciento (75%) de las acciones o derechos que el Iniciador ha ofrecido inicialmente comprar.

(i) Numero o porcentaje de acciones o valores que se obliga a adquirir, manifestacion firme de adquirirlas en las condiciones propuestas.

       El objeto de la Oferta en Venezuela es la adquisicion de una cantidad de acciones de Mavesa en circulacion (libres de prendas, cesiones en garantia, privilegios u otros gravamenes o derechos que puedan afectar su pleno uso, goce y disposicion) que, conjuntamente con (i) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y (ii) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos sesenta y cinco por ciento (65%) del capital social en circulacion de Mavesa. Sin embargo, de recibirse aceptaciones validas de accionistas de Mavesa que le permitan a Primor Inversiones adquirir, conforme a lo antes expresado, una cantidad de acciones y ADSs superior al citado porcentaje, Primor Inversiones manifiesta su compromiso en firme de adquirir todas las acciones en circulacion de Mavesa que le sean ofrecidas durante el plazo de la Oferta en Venezuela y hasta la Fecha de Vencimiento. En consecuencia, no habra prorrateo.

       A la presente fecha, se encuentran en circulacion 3.597.099.839 acciones comunes de Mavesa, con un valor nominal de diez bolivares (Bs. 10) cada una.

(ii)   Elementos Esenciales de la Oferta en Venezuela

       Constituyen elementos esenciales de la Oferta en Venezuela los siguientes:

       (a) que a la Fecha de Cierre, Mavesa no haya incumplido sus obligaciones contempladas en el Contrato con Mavesa y los miembros del Grupo no hayan incumplido las obligaciones contempladas en el Contrato con el Grupo;

       (b) que a la Fecha de Cierre, la cantidad de acciones de Mavesa en circulacion sea 3.597.099.839;

       (c) que a la Fecha de Cierre, la asamblea de accionistas de Mavesa no hubiere decretado dividendos distintos a los requeridos por el articulo 115 de la Ley de Mercado de Capitales y no se hubiere modificado la costumbre de pago trimestral de dividendos;

       (d) que a la Fecha de Cierre, la Junta Administradora de Mavesa mantenga la recomendacion a las Ofertas sin modificaciones;

       (e) que a la Fecha de Cierre el Contrato con Mavesa y el Contrato con el Grupo se mantenga en pleno vigor.

       Primor Inversiones se reserva el derecho de considerar alguno de los anteriores elementos como no esencial.

(iii) Reserva por parte de Primor Inversiones de la facultad de considerarse frustrada la Oferta en Venezuela

       En caso que: (1) el Agente de la Oferta en Venezuela no reciba aceptaciones validas de accionistas que le permitan a Primor Inversiones adquirir, libres de prendas, cesiones en garantia, privilegios u otros gravamenes o derechos que puedan afectar su pleno uso, goce y disposicion, una cantidad de acciones que, conjuntamente con (i) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y (ii) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos sesenta y cinco por ciento (65%) del capital social en circulacion de Mavesa, o (2) sean modificados por razones no imputables a Primor Inversiones los elementos esenciales de la Oferta en Venezuela, o (3) se produzcan hechos que le otorgan el derecho a Primor Inversiones de retirar la Oferta en Venezuela, Primor Inversiones se reserva el derecho de:

       (a) prorrogar el plazo inicial de la Oferta en Venezuela, previa autorizacion de la CNV,

       (b)  considerar frustrada y retirar la Oferta en Venezuela, o

       (c) no considerar frustrada la Oferta en Venezuela, siempre y cuando las aceptaciones validas recibidas representen por lo menos una cantidad de acciones que, conjuntamente con (i) las acciones de Mavesa representadas por ADSs adquiridos conforme a la Oferta en los Estados Unidos y (ii) las acciones y ADSs de Mavesa propiedad de Primor Inversiones, representen al menos el cuarenta y ocho enteros con setenta y cinco centesimas por ciento (48,75%) del capital social en circulacion de Mavesa.

(iv)   Retiro de la Oferta en Venezuela por Primor Inversiones

       Primor Inversiones puede retirar la Oferta en Venezuela en los supuestos permitidos por las Normas sobre OPAs, incluyendo en el caso que Mavesa incurra en cualquier medida o actividad obstaculizadora de las Ofertas descrita en las Normas sobre OPAs, y, previa conformidad de la Comision Nacional de Valores, en el caso de que se produzca alguno de los siguientes supuestos:

(a) que cualquier hecho importante que sustancialmente afecte de modo adverso a Mavesa o a cualquiera de sus subsidiarias o que pueda resultar en una disminucion sustancial del valor de las acciones de Mavesa (incluyendo la inexactitud o falta de certeza de las aseveraciones y garantias descritas en el Anexo H del presente Informe), no imputable a Primor Alimentos o a Primor Inversiones, y no divulgado antes de la fecha del Contrato con el Grupo llegue a ser conocido por Primor Alimentos o Primor Inversiones despues de dicha fecha;

(b) que ocurra cualquier hecho importante que sustancialmente afecte de modo adverso a Mavesa o a cualquiera de sus subsidiarias, o que pueda resultar en una disminucion sustancial del valor de las acciones de Mavesa, no imputable a Primor Alimentos o a Primor Inversiones que tenga lugar con posterioridad a la fecha del Contrato con el Grupo y antes de la Fecha de Cierre;

(c) si los ADSs de Mavesa objeto de aceptaciones validas en la Oferta en los Estados Unidos, no han sido adquiridos en vista de que se hubieren producido eventos que, conforme a los terminos y condiciones de la Oferta en los Estados Unidos, le otorguen a Primor Inversiones el derecho a revocar dicha Oferta. Primor Inversiones solo podra revocar la Oferta en Venezuela conforme a este literal (c) si no se ha satisfecho la condicion minima del 65% a traves de la Oferta en Venezuela;

(d) que a la Fecha de Cierre este vigente alguna normativa que prohiba la realizacion de las Ofertas en los terminos previstos, o imponga limitaciones al ejercicio de los derechos conferidos por las acciones o por los ADSs de Mavesa, o se hubiere dictado una sentencia que impida, prohiba
     o restrinja de manera permanente la realizacion de las Ofertas en los terminos previstos, o imponga limitaciones al ejercicio de los derechos conferidos por las acciones o ADSs de Mavesa; y

(e) que a la Fecha de Cierre exista en la Republica Bolivariana de Venezuela o en los Estados Unidos de America una situacion que afecte, de forma general, la capacidad de otorgamiento de creditos por parte de bancos u otras instituciones financieras en Venezuela o en los Estados Unidos de America, o que afecte, en forma general, la cotizacion de los valores en la Bolsa de Valores de Caracas o en la Bolsa de Valores de Nueva York; o exista un regimen control de cambios o sistema de cambios diferenciales en Venezuela o en los Estados Unidos de America.

b. Precio o paridad a ser ofrecido, en caso de que la contrapartida sea en dinero. Si la contrapartida es en valores, determinacion, caracteristicas, valor de intercambio, y criterios para la determinacion de dicho valor. El precio o paridad ofrecido no podra ser inferior al precio promedio de las acciones y titulos representativos de estas en las Bolsas de Valores respectivas, durante los seis (6) meses anteriores a la consignacion del Informe, salvo que la Comision Nacional de Valores, en condiciones especiales debidamente motivadas por el Iniciador, autorice un precio o paridad inferior.

     El precio ofrecido es la cantidad de US$0,1416887470 por cada accion de Mavesa en circulacion, pagadero en US$ o, a opcion de los accionistas de Mavesa aceptantes de la Oferta en Venezuela, en bolivares, segun se describe en la seccion 6(c) del presente Informe. Unicamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que el precio ofrecido de US$0,1416887470 es equivalente a aproximadamente Bs.99,57, en base al tipo de cambio de referencia de Bs.702,75 por US$. Las cantidades pagaderas a los accionistas por concepto de las acciones respecto de las cuales fuere aceptada validamente la Oferta en Venezuela seran redondeadas al centavo de dolar o de bolivar inmediatamente superior.

     La adquisicion de las acciones de Mavesa conforme a la Oferta en Venezuela se realizara a traves de la Bolsa de Valores de Caracas. En consecuencia, el precio de las acciones de Mavesa pagadero conforme a la Oferta en Venezuela estara sujeto a la alicuota proporcional de uno por ciento (1%) por concepto de impuesto sobre la renta previsto en el articulo 77 de la Ley de Impuesto sobre la Renta, el cual sera retenido por la Bolsa de Valores de Caracas. El impuesto sobre la renta antes descrito se aplica sobre el precio bruto de la venta.

     ESTE RESUMEN NO TIENE COMO PROPOSITO CONSTITUIR UNA OPINION LEGAL TRIBUTARIA PARA NINGUN ACCIONISTA DE MAVESA. EN CONSECUENCIA, CADA ACCIONISTA DEBE CONSULTAR CON SU PROPIO ASESOR TRIBUTARIO CON RESPECTO A CUALESQUIERA REQUERIMIENTOS APLICABLES CONTEMPLADOS EN LAS LEYES Y DEMAS REGLAMENTACION TRIBUTARIA, Y CON RESPECTO A LAS CONSECUENCIAS TRIBUTARIAS ESPECIFICAS DE LA OFERTA, INCLUYENDO LA APLICACION Y DISPONIBILIDAD DE CUALQUIER EXENCION O CUALQUIER TRATADO DE DOBLE TRIBUTACION PARA DICHO ACCIONISTA.

c.   Condiciones de Pago

     Primor Inversiones pagara a cada accionista el precio de las acciones con respecto a las cuales haya recibido la respectiva aceptacion valida de la Oferta en

     Venezuela y que le sean debidamente traspasadas en el libro de accionistas de Mavesa, al quinto (5to.) dia habil bursatil siguiente a la Fecha de Cierre, cumpliendo con las formalidades previstas en las normas dictadas por la Comision Nacional de Valores y la Bolsa de Valores de Caracas. El pago se efectuara mediante cheques los cuales estaran a disposicion de los accionistas a partir del quinto (5to.) dia habil bursatil siguiente a la Fecha de Cierre. Se entendera que el pago ha sido efectuado cuando los cheques esten a disposicion de los accionistas.

     Los accionistas de Mavesa tendran la facultad de exigir el pago en la moneda de su preferencia, en dolares de los Estados Unidos de America o en bolivares, en este ultimo caso a la tasa de cambio referencial de compra para las operaciones realizadas en el mercado cambiario con fecha valor el dia de pago, segun lo determinado por el Banco Central de Venezuela y publicado alrededor de la 1:30 pm dos dias habiles bancarios anteriores a la fecha de pago, en Reuters pagina BCV28.

d. Garantias ofrecidas a los vendedores, segun lo previsto en las Normas sobre OPAs

     Primor Alimentos, Casa Matriz de Primor Inversiones, y Cerveceria Polar, C.A. se constituyeron en fiadores solidarios por el cien por ciento (100%) del precio de adquisicion de las acciones y ADSs conforme a las Ofertas, es decir, hasta por la cantidad de quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569), en favor de todos los accionistas de Mavesa y los tenedores de ADSs que acepten validamente la Oferta en Venezuela y la Oferta en los Estados Unidos, para garantizar el pago del precio de las acciones y ADSs en los terminos y condiciones contemplados en las Ofertas, segun se evidencia de los documentos de fianzas suscritos y autenticados antes de la Fecha de Inicio de la Oferta en Venezuela, los cuales han sido transcritos como Anexo C-1 y Anexo C-2 del presente Informe.

     En base a los estados financieros de Primor Alimentos auditados por Espineira, Sheldon & Asociados, firma miembro de Price Waterhouse Coopers, y los estados financieros de Cerveceria Polar, C.A. auditados por Piernavieja, Porta Cachafeiro & Asociados, firma miembro de Arthur Andersen, el patrimonio neto de Primor Alimentos al 30 de septiembre de 2000 era de Bs. 117.785 millones (equivalente a US$232 millones al 30 de septiembre de 2000, basado en la metodologia de traduccion senalada en las notas a los estados financieros que acompanan el informe de dicha firma) y el patrimonio neto de Cerveceria Polar, C.A. al 30 de septiembre de 2000 era de Bs. 624.448 millones (equivalente a US$1.346 millones al 30 de septiembre de 2000, basado en la metodologia de traduccion senalada en las notas a los estados financieros que acompanan el informe de dicha firma).

e.   Tiempo de duracion de la oferta, segun lo senalado en las Normas sobre OPAs

     Los accionistas de Mavesa tendran hasta las 5:00 p.m. del martes, 27 de marzo de 2001/3/ (la "Fecha de Vencimiento") para aceptar la Oferta en Venezuela. La Fecha de Vencimiento puede ser prorrogada, previa autorizacion de la CNV

f. Reglas de prorrateo, en caso de aceptaciones que excedan del numero de acciones que se ofrece comprar, siguiendo los criterios establecidos en las Normas sobre OPAs.

     No habra prorrateo.

g. Negocios Juridicos preparatorios relativos a la Oferta, de los cuales es parte, o de los cuales tiene conocimiento, e informacion precisa sobre las personas con las cuales ha celebrado estos Negocios Juridicos, incluyendo opciones de venta, promesas de negociacion o similares

     Ademas de los acuerdos descritos en la Seccion 5 del presente Informe, Primor Alimentos suscribio acuerdos con Chase Securities Inc. y con Provincial Casa de Bolsa, C.A. en relacion con su participacion como asesor financiero y agente de la Oferta en Venezuela, respectivamente.

h. La manifestacion de la voluntad firme del Iniciador dirigida a toda persona que le haya vendido acciones o valores representativos de estas que representen mas del dos por ciento (2%) de los derechos de voto en la sociedad, durante el plazo de seis meses anteriores a la fecha de inicio de la oferta, de pagarle, a su requerimiento formulado durante el plazo de la oferta, la diferencia entre el precio que recibio y el precio ofrecido en la Oferta, en caso de ser mayor. En tales casos, debe indicarse expresamente el nombre e identificacion de tales vendedores

     No aplicable, en vista de que Primor Inversiones solo ha adquirido 500 acciones y 50 ADSs de Mavesa en fecha 24 de enero de 2001, las cuales representan menos del 0,000001% del capital en circulacion de Mavesa.

7.   La Oferta y el Contenido de Ciertas Leyes Especiales

a. Descripcion precisa de las consecuencias de la operacion tomando en consideracion las reglas aplicables a las concentraciones economicas de acuerdo con la Ley para Promover y Proteger el Ejercicio de la Libre Competencia y normas complementarias.

---------------------
/3/ Se incluira el vigesimo primer (21 degrees) dia habil bursatil siguiente a la Fecha de Inicio de la Oferta en Venezuela

     La compra de las acciones y ADSs de Mavesa por parte de Primor Inversiones conforme a las Ofertas no produce consecuencias ni efectos restrictivos de la competencia en los diversos mercados relevantes de los productos que manufacturan, distribuyen y comercializan Mavesa y Primor Alimentos y sus filiales (ni las otras Unidades Estrategicas de Negocio de Empresas Polar), todo ello de conformidad con la Ley para Promover y Proteger el Ejercicio de la Libre Competencia y sus normas complementarias. Mavesa y Primor Alimentos y sus filiales (y las demas Unidades Estrategicas de Negocio de Empresas Polar) no son competidores en los diversos mercados relevantes. Ver seccion 7.b del presente Informe.

b. En caso de ser el Iniciador, directa o indirectamente, competidor de la Sociedad Afectada, debera igualmente hacerse:

     - Mencion precisa del contenido del pronunciamiento previo favorable a la operacion por parte de la Superintendencia para la Promocion y Proteccion de la Libre Competencia, o

     - Explicacion detallada de las razones por las cuales, a juicio del Iniciador, dicho pronunciamiento no es necesario al no producirse como consecuencia de la operacion una concentracion prohibida en todo o parte del mercado relevante.

     De conformidad con la Ley para la Promocion y Proteccion de la Libre Competencia ("Ley Procompetencia"), no es necesario el pronunciamiento previo favorable a la operacion por parte de la Superintendencia para la Promocion y Proteccion de la Libre Competencia (la "Superintendencia"), en vista de que la compra de acciones y ADSs de Mavesa por parte de Primor Inversiones conforme a las Ofertas no producira una concentracion prohibida en todo o parte del mercado relevante, por las siguientes razones:

(i)  Mavesa y Primor no son competidores. Efectos de la operacion en los
     -------------------------------------------------------------------
     mercados relevantes. Los productos manufacturados, distribuidos y
     -------------------
     comercializados por Mavesa, Primor Alimentos y sus filiales y las otras Unidades Estrategicas de Negocio de Empresas Polar participan en mercados relevantes distintos, y en consecuencia no se produce ningun incremento en el grado de concentracion de dichos mercados. A continuacion senalamos cada uno de los productos manufacturados, distribuidos y comercializados por Mavesa, Primor Alimentos y sus filiales y las otras Unidas Estrategicas de Negocio (UEN) de Empresas Polar y sus respectivos mercados relevantes:

----------------------------------------------------------------------------------------------------------
Mercado Relevante                          Productos                        Mavesa     Primor Alimentos y
----------------------------------------------------------------------------------------------------------
                                                                                          demas UEN de
                                                                                         Empresas Polar
----------------------------------------------------------------------------------------------------------
Arroz                                     Primor                                               X
                                          Sensacional
                                          Gran Senora
                                          Corina
----------------------------------------------------------------------------------------------------------
Aceite                                    Mazeite                                              X
----------------------------------------------------------------------------------------------------------
Harina de Maiz                            Harina P.A.N.                                        X
                                          Promasa
                                          Ricarepa
                                          Mazorca
                                          Del Grano
----------------------------------------------------------------------------------------------------------
Avena                                     Corina                                               X
----------------------------------------------------------------------------------------------------------
Pasta                                     Primor                                               X
                                          Gran Senora
                                          Sensacional
----------------------------------------------------------------------------------------------------------
Harina de Trigo para Uso Industrial       Nobel                                                X
----------------------------------------------------------------------------------------------------------
Helados                                   EFE                                                  X
----------------------------------------------------------------------------------------------------------
Bebidas carbonatadas                      Pepsi-Cola                                           X
                                          Seven Up
                                          Golden
----------------------------------------------------------------------------------------------------------
Maltas                                    Maltin Polar                                         X
----------------------------------------------------------------------------------------------------------
Cervezas                                  Polar                                                X
                                          Solera
----------------------------------------------------------------------------------------------------------
Vinos                                     Pomar                                                X
----------------------------------------------------------------------------------------------------------
Agua mineral                              Minalba                                              X
----------------------------------------------------------------------------------------------------------
Alimentos para animales                   Procria                                              X
----------------------------------------------------------------------------------------------------------
Pasapalos salados                         Linea Jacks                                          X
                                          Linea Frito Lay
----------------------------------------------------------------------------------------------------------
Galletas                                  Gamesa                                               X
----------------------------------------------------------------------------------------------------------
Atun                                      Atun Margarita                      X
                                          Atun Almirante
                                          Atun California
----------------------------------------------------------------------------------------------------------
Sardinas                                  Margarita                           X
----------------------------------------------------------------------------------------------------------
Mayonesa y preparados                     Mavesa                              X
                                          La Torre del Oro
                                          Nelly
                                          Presto
----------------------------------------------------------------------------------------------------------
Salsas                                    Salsa Rosada La Torre del oro       X
                                          Mostaza La torre del Oro
                                          Mostaza Presto
                                          Salsa Inglesa La Torre del Oro
                                          Salsa de Soya La Torre del Oro
                                          Salsa Picante La Torre del

----------------------------------------------------------------------------------------------------------
                                          Oro
----------------------------------------------------------------------------------------------------------
Margarina                                 Mavesa                              X
                                          Mavesa ligera
                                          Nelly
                                          Regia
                                          Adora
                                          Suave Dorada
                                          Chiffon
----------------------------------------------------------------------------------------------------------
Productos de tomate                       Ketchup                             X
                                          Pampero
                                          La Torre del Oro
                                          Salsa Campoamor
                                          Salsas para pastas Pampero
                                          Tomates pelados Pampero
                                          Pasta de tomate Pampero
                                          Pasta de tomate
                                          Campoamor
                                          Jugo de tomate Pampero
----------------------------------------------------------------------------------------------------------
Vinagre                                   Mavesa                              X
                                          La Torre del Oro
----------------------------------------------------------------------------------------------------------
Bebidas de frutas                         Yukery                              X
                                          Frutisima
                                          Citrus
----------------------------------------------------------------------------------------------------------
Bebidas achocolatadas                     Toddy                               X
                                          Chocoman
                                          Chocolisto
----------------------------------------------------------------------------------------------------------
Analogos de leche y modificadores         La Colina                           X
 lacteos                                  Colcafe
                                          Chocolate Corona

----------------------------------------------------------------------------------------------------------
Productos analogos de queso               Rikesa                              X
                                          Delikesa
----------------------------------------------------------------------------------------------------------
Jabones                                   Las Llaves                          X
----------------------------------------------------------------------------------------------------------
Lavaplatos                                Las Llaves                          X
                                          Diamante
----------------------------------------------------------------------------------------------------------
Detergentes                               Las Llaves                          X
----------------------------------------------------------------------------------------------------------

(ii)   Efectos sobre los consumidores. La adquisicion de Mavesa por parte de
       ------------------------------
       Primor Inversiones producira efectos beneficiosos sobre los consumidores, por cuanto permitira que los productos de Mavesa lleguen a una mayor cantidad de puntos de venta.

(iii)  Eficiencias. La adquisicion de Mavesa por parte de Primor Inversiones
       -----------
       producira importantes sinergias en diferentes eslabones del proceso de comercializacion, reduciendo los costos en transporte, almacenaje y entrega. Se incrementara la efectividad comercial en el manejo de la informacion sobre la clientela. Asimismo, se ampliara la canasta de productos con miras a la exportacion, particularmente a los paises andinos.

(iv)   Efectos sobre los proveedores. Los proveedores de los principales insumos
       -----------------------------
       y materias primas de ambas empresas no seran afectados por la operacion, ya que basicamente los productos de Mavesa y Empresas Polar se manufacturan con materias primas e insumos distintos como se indica a continuacion:

-----------------------------------------------------------------------------------
Empresas Polar                                  Mavesa
-----------------------------------------------------------------------------------
Trigo                                           Aceites vegetales
-----------------------------------------------------------------------------------
Arroz                                           Tomate
-----------------------------------------------------------------------------------
Maiz blanco y amarillo                          Frutas
-----------------------------------------------------------------------------------
Cebada                                          Huevo
-----------------------------------------------------------------------------------
Azucar                                          Leche
-----------------------------------------------------------------------------------
Lupulo                                          Chocolate
-----------------------------------------------------------------------------------
                                                Productos del Mar
-----------------------------------------------------------------------------------

(v)  Efectos sobre los competidores. Los competidores de ambas empresas no se
     ------------------------------
     veran afectados por la operacion, en vista de que no se trata de una concentracion entre empresas competidoras en sus distintos mercados relevantes.

(vi) Efectos sobre las barreras a la entrada. La adquisicion de Mavesa por parte
     ---------------------------------------
     de Primor Inversiones no aumentara las barreras a la entrada en cada uno de los mercados relevantes en los que participan ambas empresas

c. Autorizacion de la operacion impartida por la Superintendencia de Bancos, de conformidad con el Articulo 16 de la Ley General de Bancos y Otras Instituciones Financieras, en caso de tratarse de las acciones o valores representativos de estas de un banco u otra institucion financiera.

     No resulta aplicable.

d. De ser procedente, autorizacion impartida por cualquier Organismo Publico competente, en caso de requerirse tal autorizacion de conformidad con cualquier ley aplicable, tomando en consideracion el objeto de la Sociedad Afectada.

     No resulta aplicable.

e.   Lugar y forma de notificacion de la aceptacion

(i)  Forma de Aceptacion

     Los accionistas de Mavesa deben cumplir los siguientes pasos para aceptar la Oferta en Venezuela en o antes de la Fecha de Vencimiento:

     . Completar y suscribir el Formulario de Aceptacion y Poder de la Oferta en Venezuela (el cual se transcribe en el Anexo D del presente Informe).

     . Entregar el Formulario de Aceptacion y Poder de la Oferta en Venezuela, asi como los recaudos indicados en el Anexo E del presente Informe, en las oficinas designadas por el Agente de la Oferta en Venezuela identificadas en la Seccion 7.e(ii) del presente Informe.

     . Si el accionista tuviere titulos representativos de las acciones ofrecidas, este debe entregar dichos titulos junto con el Formulario de Aceptacion y Poder de la Oferta en Venezuela.

     Las acciones objeto de aceptacion seran depositadas o transferidas a una subcuenta a nombre del accionista vendedor en una cuenta de Provincial Casa de Bolsa, C.A., Agente de la Oferta en Venezuela, especialmente abierta para la Oferta en Venezuela en la CVV Caja Venezolana de Valores, S.A.
     (CVV).

     En las Ofertas no se aceptaran acciones de Mavesa que califiquen como acciones en tesoreria o participaciones reciprocas en los terminos de la Ley de Mercado de Capitales y las normas dictadas por la Comision Nacional de Valores.

     En el Formulario de Aceptacion y Poder de la Oferta en Venezuela, el accionista debera indicar el numero de acciones de Mavesa que desea vender. Si el accionista fuese propietario de menos acciones que las indicadas en el respectivo Formulario, se entendera que la aceptacion ha sido dada unicamente con respecto a las acciones efectivamente poseidas por el accionista. Por el contrario, si el accionista posee mas acciones de las indicadas en el Formulario, se entendera que la aceptacion es unicamente por el monto indicado en el mismo.

     El Formulario de Aceptacion y Poder debe ser firmado por quien aparece registrado en el Libro de Accionistas de Mavesa o en la CVV como titular o titulares de las acciones correspondientes, salvo el caso de personas que actuen mediante apoderados o agentes debidamente autorizados. Los datos contenidos en cada Formulario deben corresponder con el nombre del accionista registrado que aparezca en el Libro de Accionistas de Mavesa o en la CVV.

     Los apoderados o representantes de los accionistas vendedores, deben consignar evidencia adecuada de sus facultades para actuar como tales, a satisfaccion de Primor Inversiones y del Agente de la Oferta en Venezuela. Si el accionista vendedor fuere una persona natural, el Formulario de Aceptacion y Poder debera ser firmado igualmente por su conyuge, de ser el caso.

     No se consideraran como aceptaciones validas de la Oferta en Venezuela, aquellas que no cumplieren con todos los requisitos y condiciones establecidos al efecto en este Informe, y en especial las que versen sobre acciones de Mavesa que califiquen como acciones en tesoreria o participaciones reciprocas en los terminos de la Ley de Mercado de Capitales y las normas dictadas por la Comision Nacional de Valores.

     Conforme a lo establecido en el Formulario de Aceptacion y Poder, el Agente de la Oferta, entre otras cosas, seguira todos los pasos requeridos a los fines de (i) vender las acciones de Mavesa a Primor Inversiones (o, de ser el caso, a los accionistas no aceptantes de la Oferta en Venezuela que hubieren ejercido el derecho de preferencia contemplado en la Clausula Sexta del Documento Constitutivo Estatutario de Mavesa), (ii) transferir las acciones a Primor Inversiones (o, de ser el caso, a los accionistas no aceptantes de la Oferta en Venezuela que hubieren ejercido el derecho de preferencia contemplado en la Clausula Sexta del Documento Constitutivo Estatutario de Mavesa); (iii) coordinar la emision de los cheques para el pago del precio por las acciones; (iv) poner a disposicion los cheques a los accionistas que hubieren aceptado validamente la Oferta en Venezuela; y
     (v) en general, efectuar todas las actividades relacionadas con la Oferta en Venezuela.

     Mediante la firma del Formulario de Aceptacion y Poder, todos los poderes, mandatos y consentimientos otorgados por los accionistas con respecto a las acciones (y todas y cada una de las distribuciones derivadas de dichas acciones) seran, sin necesidad de accion adicional, revocados, y dicho tenedor no podra otorgar poderes, mandatos o consentimientos posteriores, salvo en el caso de retiro de aceptaciones en los terminos establecidos en el presente Informe.

     Si se celebrara alguna Asamblea de Accionistas de Mavesa durante la vigencia de la Oferta en Venezuela, el Agente de la Oferta en Venezuela votara todas las acciones de Mavesa objeto de aceptaciones validas siguiendo las instrucciones de los correspondientes accionistas, quedando a salvo el derecho de los accionistas de asistir personalmente a las asambleas. Para ser efectivas, las instrucciones de voto deberan ser suscritas en las oficinas designadas por el Agente de la Oferta en Venezuela al menos tres (3) dias habiles bursatiles antes de la celebracion de dicha Asamblea de Accionistas previa presentacion de los documentos de identificacion apropiados del accionista. Si el Agente de la Oferta en Venezuela no recibe instrucciones sobre como votar las acciones, este no ejercera el voto correspondiente a dichas acciones y dichas acciones no seran computadas a los efectos de formar quorum en la correspondiente Asamblea.

(ii) Lugar de aceptacion

     El Formulario de Aceptacion y Poder, asi como cualesquiera otros documentos que deban ser presentados conjuntamente con este, deberan ser entregados a Provincial Casa de Bolsa, C.A., Agente de la Oferta en Venezuela, en las oficinas que se indican a continuacion designadas por el Agente de la
     Oferta:

     Caracas
     -------

     Altamira
     Banco Provincial VIP Altamira
     Centro Altamira, Piso 1,
     2da. Transversal con Av. San Juan Bosco
     Altamira
     Tel. 276-7411/276-7334/276-7335

     La Castellana
     Banco Provincial VIP La Castellana
     Edif. Provincial
     Av. Principal de la Castellana con Calle El Bosque
     La Castellana
     Tel. 266-2323/264-6765/263-1796

     Central San Bernardino
     Banco Provincial VIP Central San Bernardino
     Av. Este 0, Centro Financiero Provincial
     Mezzanina
     San Bernardino
     Tel. 504-5348/504-4790

     Macaracuay
     Banco Provincial VIP Macaracuay
     C.C. Macaracuay Plaza, PB Locales 21 y 22,
     Calle Maria con Calle San Jose
     Colinas de la California
     Tel. 257-4433/257-2315/257-4522

     Parque Humboldt
     Banco Provincial VIP Parque Humboldt
     Centro Empresarial Parque Humboldt
     Locales 9 Y 10,Ave. Ria Caura
     Prados del Este, Urb. Parque Humboldt, Baruta. Edo. Miranda
     Tel. 976-4422

     La Pelota
     Banco Provincial VIP La Pelota
     Av. Urdaneta, Esq. de Marron a Pelota
     Edif. Provincial, Piso 1
     Tel. 596-4614/596-4653

     Caurimare
     Banco Provincial VIP Caurimare
     Urb. Caurimare
     Calle A-1, Edif. Policlinica Metropolitana
     Tel. 985-0082/4586/2050/6915

     La Trinidad
     Banco Provincial VIP La Trinidad
     Edificio Provincial, Piso 1,
     Av. El Hatillo con Calle La Guairita
     La Trinidad
     Tel. 943-4510/943-1266/943-5719

     Club Hebraica
     Banco Provincial VIP Club Hebraica
     Centro Social Hebraica
     Av. Principal de Los Chorros
     Los Chorros
     Tel. 232-0757/1335/238-2317

     Campo Claro
     Banco Provincial VIP Campo Claro
     Av. Francisco de Miranda
     Esq. Calle Guanchez
     Edif. Provincial
     Piso 1
     Campo Claro
     Tel. 235-6602/234-3589


     Valencia
     --------

     El Recreo
     Banco Provincial VIP El Recreo
     Av. Bolivar Norte C/C 155,
     CCHS Center, Nivel Mezzanina
     Urb. El Recreo
     Tel. (041)244890/2840/2584

     Maracay
     -------

     Parque Aragua
     Banco Provincial VIP Parque Aragua
     Av. Bolivar, C.C. Parque Aragua
     2do. Nivel
     Maracay
     Tel. (043)336698/7790/0354

     Basquisimeto
     ------------

     Central
     Banco Provincial VIP Central
     Av. Este 20 Entre
     Calles 27 Y 28
     Torre Lara
     Nivel Mezzanina
     Tel. (051)921313/1302

     El Parral
     Banco Provincial VIP El Parral
     C.C. El Parral, Local PB. 01-D
     Carrera 2, entre Calle 11 y Calle Los Apamates
     Barquisimeto Edo. Lara
     Tel. (051)541336/1525

     Puerto La Cruz
     --------------

     Guaraguao
     Banco Provincial VIP Guaraguao
     Edif. Provincial, Calle Carabobo
     Cruce con Calle Guaraguao
     Tel. (081)675386/4430


     Puerto Ordaz
     ------------

       La Llovizna
       Banco Provincial VIP La Llovizna
       Edif. Provincial, Calle Caura, Sector Alta Vista
       Manzana 262
       Tel. (086)661111

       Maracaibo
       ---------

       5 de Julio
       Banco Provincial VIP 5 de Julio
       Av. Este 5 de Julio, c/c Dr. Portillo E/Ave. 17 Y 18
       Torre Provincial, Nivel Mezzanina
       Tel. (061)501311

       Las Delicias
       Banco Provincial VIP Las Delicias
       Av. 15
       Centro Comercial Paseo Las Delicias
       Torres de Oficinas PB
       Locales 1 al 6
       Maracaibo
       Tel. (061)420535/0559

       San Cristobal
       -------------

       Barrio Obrero
       Banco Provincial VIP Barrio Obrero
       Centro Empresarial Toyo Tachira
       Av. 19 de Abril
       Calle 9
       Tel. (076)566972/6657

(iii)  Derecho de preferencia

       La Clausula Sexta del Documento Constitutivo Estatutario de Mavesa establece que "los accionistas se otorgan entre si y para sus causahabientes, a cualquier titulo, un derecho preferente para adquirir, en proporcion a su tenencia accionaria, al mismo precio, plazo y condiciones establecidas por el Iniciador, las acciones que otros accionistas deseen vender o intercambiar al Iniciador en las ofertas publicas de adquisicion, de intercambio y toma de control que se presenten sobre la Compania" (el "Derecho de Preferencia").

       En virtud de lo anterior, los accionistas de Mavesa pueden escoger entre:
       (i) vender sus acciones a Primor a US$0,1416887470 por accion y en los demas terminos y condiciones de la Oferta en Venezuela, mediante la aceptacion de la Oferta en Venezuela, o (ii) en ejercicio del Derecho de Preferencia, adquirir en proporcion a su tenencia accionaria, acciones que hayan sido objeto de aceptaciones validas en la Oferta en Venezuela por otros accionistas, al mismo precio (es decir US$0,1416887470 por accion), plazo y condiciones establecidas por Primor en el Informe de la Oferta en Venezuela. La Junta Administradora de Mavesa, en sesion de fecha 19 de enero de 2001, decidio recomendar a todos sus accionistas y tenedores de ADSs la aceptacion de las Ofertas.

       Los accionistas de Mavesa que deseen ejercer el Derecho de Preferencia para adquirir acciones de Mavesa deberan cumplir con el procedimiento, terminos y condiciones establecidas por Mavesa a mas tardar a las doce
       (12) del mediodia de la Fecha de Vencimiento.

       El Anexo F del presente Informe contiene el procedimiento para el ejercicio del Derecho de Preferencia con ocasion de la Oferta en Venezuela adoptado por Mavesa y el Anexo G contiene copia del Formulario de Ejercicio del Derecho de Preferencia y del Poder.

       El accionista que acepte la Oferta en Venezuela manifestara en el formulario correspondiente su renuncia al Derecho de Preferencia para adquirir acciones.

       En caso de que los accionistas que hubieren ejercido el Derecho de Preferencia no adquirieren por cualquier causa las acciones de Mavesa objeto de dicho derecho, Primor Inversiones adquirira dichas acciones en los terminos y condiciones de la Oferta en Venezuela.

       Los accionistas que hayan ejercido el Derecho de Preferencia no podran aceptar la Oferta en Venezuela por la porcion de las acciones que sirvieron de base para el ejercicio del Derecho de Preferencia, a menos que hayan desistido el ejercicio del mismo antes de la Fecha de Vencimiento.

(iv)   Revocacion de la Aceptacion

       Primor renuncia a su derecho contemplado en el articulo 18 de las Normas sobre OPAs en beneficio de todos los accionistas de Mavesa. El articulo 18 de las Normas sobre OPAs limita el derecho de revocacion de los accionistas de Mavesa solo a los casos que existan ofertas competidoras o pujas.

       Como resultado de la citada renuncia de Primor Inversiones, la aceptacion de la Oferta en Venezuela sera revocable por cualquier accionista de Mavesa en o antes de la Fecha de Vencimiento, aun en el caso en que no hubieren ofertas competidoras o pujas.

       En todo caso, la aceptacion de la Oferta en Venezuela sera irrevocable a partir de la Fecha de Vencimiento, a menos que la Oferta en Venezuela hubiese sido prorrogada conforme a sus terminos

       Para que la revocatoria de la aceptacion sea efectiva, el Agente de la Oferta debe recibir, en o antes de la Fecha de Vencimiento, en las direcciones senaladas en la Seccion 7.e(ii) del presente Informe, una notificacion de revocatoria otorgada por la persona que suscribio el Formulario de Aceptacion y Poder mediante documento autenticado o ante las oficinas designadas por el Agente de la Oferta en Venezuela. La notificacion debe indicar el numero de acciones a las cuales se refiere la revocatoria. La revocatoria de la aceptacion no obsta para que el accionista pueda, en o antes de la Fecha de Vencimiento, volver a aceptar la Oferta en Venezuela siguiendo el procedimiento descrito en el presente Informe.

f. Compromiso del Iniciador de cubrir todos los gastos relacionados con la aceptacion.

     Primor Inversiones correra con todos los gastos relacionados con la aceptacion de la Oferta en Venezuela, en los terminos indicados en este Informe y en las Normas sobre OPAs.

El Formulario de Aceptacion y Poder de la Oferta en Venezuela, asi como cualesquiera otros documentos que deban ser presentados conjuntamente con este, podran ser entregados al Agente de la Oferta en Venezuela, en las oficinas identificadas en la Seccion 7.e(ii) del presente Informe.


                    El Agente de la Oferta en Venezuela es:

                                    [LOGO]

                        Provincial Casa de Bolsa, C.A.

                       Avenida Este 0 con Avenida Vollmer
                     Centro Financiero Provincial, Piso 14
                                 San Bernardino
                            Caracas 1010, Venezuela
                        Mail: casa_bolsa@provincial.com
                               Telefono: 504-5911
                                 Fax: 504-5378

               El Asesor Financiero de la Oferta en Venezuela es:

                                    [LOGO]

                  JP Morgan division de Chase Securities Inc.

                 El Asesor Legal de la Oferta en Venezuela es:

                      D'Empaire Reyna Bermudez & Asociados
                           Edificio Bancaracas, P.H.
                              Plaza La Castellana
                            Caracas 1160, Venezuela
                               Telefono: 264-6244
                                 Fax: 264-7543
                               www.drbalegal.com

                                   Anexo A-1


              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
              ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

               INFORME DE LOS CONTADORES PUBLICOS INDEPENDIENTES Y
               ---------------------------------------------------
                        ESTADOS FINANCIEROS CONSOLIDADOS
                        --------------------------------
                         30 DE SEPTIEMBRE DE 2000 Y 1999
                         -------------------------------

A los Accionistas y la Junta Directiva
23 de noviembre de 2000

23 de noviembre de 2000

A los Accionistas y la Junta Directiva de
Alprovenca, Alimentos y Productos Venezolanos, C.A.


Hemos examinado los balances generales consolidados de Alprovenca, Alimentos y Productos Venezolanos, C.A. y sus filiales al 30 de septiembre de 2000 y 1999 y los estados consolidados conexos de ganancias y perdidas, de patrimonio y de flujos de efectivo por el ano finalizado el 30 de septiembre de 2000 y por el periodo de diez meses finalizado el 30 de septiembre de 1999 elaborados sobre la base del costo historico. Conjuntamente con dicho examen, tambien hemos examinado los estados financieros consolidados adjuntos al 30 de septiembre de 2000 expresados en valores actualizados por los efectos de la inflacion, presentados como informacion complementaria. La preparacion de dichos estados financieros consolidados con sus notas es responsabilidad de la gerencia de la Compania. Nuestra responsabilidad es la de expresar una opinion sobre tales estados financieros consolidados con base en nuestros examenes.

Efectuamos nuestros examenes de acuerdo con normas de auditoria de aceptacion general en Venezuela. Esas normas requieren que planifiquemos y efectuemos los examenes para obtener una seguridad razonable de que los estados financieros consolidados no incluyan errores significativos. Un examen incluye las pruebas selectivas de la evidencia que respalda los montos y divulgaciones en los estados financieros consolidados; tambien incluye la evaluacion de los principios de contabilidad utilizados y de las estimaciones contables importantes hechas por la gerencia, asi como de la adecuada presentacion de los estados financieros consolidados. Consideramos que nuestros examenes proporcionan una base razonable para sustentar nuestra opinion.

Los estados financieros consolidados adjuntos estan elaborados sobre la base del costo historico y, por lo tanto, omiten el reconocimiento de los efectos de la inflacion, tal como lo requieren los principios de contabilidad de aceptacion general, emitidos por la Federacion de Colegios de Contadores Publicos de Venezuela. Como se indica en la Nota 22 y se muestra en los estados financieros consolidados adjuntos al 30 de septiembre de 2000, expresados en valores actualizados por los efectos de la inflacion como informacion complementaria, el reconocimiento de los efectos de la inflacion modificaria substancialmente la situacion financiera y los resultados de sus operaciones presentados en los estados financieros consolidados adjuntos elaborados sobre la base del costo historico.

A los Accionistas y la Junta Directiva de
23 de noviembre de 2000

En nuestra opinion, debido a los efectos del asunto descrito en el tercer parrafo, los estados financieros consolidados adjuntos al 30 de septiembre de 2000 y 1999 examinados por nosotros, expresados en bolivares nominales sobre la base del costo historico como informacion primaria, no presentan razonablemente, de conformidad con principios de contabilidad de aceptacion general en Venezuela, la situacion financiera de Alprovenca, Alimentos y Productos Venezolanos, C.A. y sus filiales al 30 de septiembre de 2000 y 1999, ni los resultados consolidados de sus operaciones, ni los flujos de efectivo por el ano finalizado el 30 de septiembre de 2000 y por el periodo de diez meses finalizado el 30 de septiembre de 1999.

Los estados financieros consolidados adjuntos al 30 de septiembre de 2000 y 1999, expresados en bolivares nominales sobre la base del costo historico como informacion primaria, constituyen una presentacion diferente a principios de contabilidad de aceptacion general en Venezuela. En nuestra opinion, los estados financieros consolidados adjuntos de Alprovenca, Alimentos y Productos Venezolanos, C.A. y sus filiales expresados en bolivares nominales sobre la base del costo historico, estan presentados razonablemente de conformidad con las bases contables descritas en la Nota 2a). Adicionalmente, los estados financieros consolidados adjuntos al 30 de septiembre de 2000, actualizados por los efectos de la inflacion como informacion complementaria, presentan razonablemente la actualizacion por los efectos de la inflacion de los estados financieros consolidados al 30 de septiembre de 2000 expresados en bolivares nominales sobre la base del costo historico, antes mencionados, de conformidad con principios de contabilidad de aceptacion general en Venezuela.

Como se indica en la Nota 6, en 2000 algunas de las filiales de la Compania cambiaron con efecto retroactivo el metodo de valoracion de sus existencias de materia prima del metodo ultimas entradas primeras salidas (UEPS) al metodo de costo promedio.

ESPINEIRA, SHELDON Y ASOCIADOS


Maria del Carmen Sanchez C.

CPC 3157

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

                           BALANCE GENERAL CONSOLIDADO
                           ---------------------------
                             (En miles de bolivares)

                                                                                       30 de septiembre de
                                                                       ------------------------------------------------------
                                                                         En valores
                                                                         actualizados
                                                                       por los efectos
                                                                       de la inflacion            En valores nominales
                                                                       como informacion         sobre la base del costo
                                                                        complementaria    historico como informacion primaria
                                                                       ----------------   -----------------------------------
                                                                            2000               2000               1999*
                                                                            ----               ----               -----
                                         Activo
                                         ------

Activo circulante:
  Efectivo (Nota 18)                                                      8.297.736          8.297.736          7.946.155
  Inversiones temporales (Notas 3 y 18)                                  63.680.851         63.680.851         10.842.731
  Efectos y cuentas por cobrar (Notas 5 y 18)                            29.816.783         29.687.084         20.475.220
  Existencias (Nota 6)                                                   51.501.796         51.121.052         53.659.218
  Anticipos a proveedores (Nota 18)                                         856.564            856.564            219.546
  Gastos pagados por anticipado                                           2.977.753          2.965.341            786.518
                                                                        -----------        -----------        -----------
           Total activo circulante                                      157.131.483        156.608.628         93.929.388
Cuentas por cobrar a largo plazo (Nota 7)                                   389.660            169.100            555.996
Inversiones en terrenos y acciones (Nota 8)                               2.411.065            734.980          1.374.465
Activos fijos (Nota 9)                                                  159.561.516         60.728.562         61.848.022
Exceso del costo sobre el valor en libros de filiales, neto de
  amortizacion acumulada (Nota 8)                                           152.695            931.263          1.440.326
Cargos diferidos y otros activos (Nota 10)                                9.908.990          8.366.662          6.753.149
                                                                        -----------        -----------        -----------
                                                                        329.555.409        227.539.195        165.901.346
                                                                        ===========        ===========        ===========

                                     Pasivo y Patrimonio
                                     -------------------

Pasivo circulante:
  Prestamos y sobregiros bancarios (Notas 11 y 18)                       16.591.318         16.591.318          4.479.906
  Inversionistas en papeles comerciales (Nota 19)                        32.000.000         32.000.000         12.000.000
  Efectos y cuentas por pagar (Notas 12 y 18)                            25.108.968         25.108.968         30.356.337
  Impuestos por pagar (Nota 14)                                           2.763.641          2.763.641          2.795.481
  Acumulacion para participacion y remuneraciones
     estatutarias (Notas 15 y 17)                                         2.673.531          2.673.531          1.740.094
  Dividendos por pagar                                                      452.533            452.533                  -
  Gastos acumulados, beneficios al personal y otros pasivos (Nota 5)     19.049.198         19.049.198         15.252.513
  Indemnizaciones laborales por pagar                                     1.186.786          1.186.786            608.774
                                                                        -----------        -----------        -----------
           Total pasivo circulante                                       99.825.975         99.825.975         67.233.105
Acumulacion para indemnizaciones laborales                                2.733.460          2.733.460          3.324.920
                                                                        -----------        -----------        -----------
           Total pasivo                                                 102.559.435        102.559.435         70.558.025
Intereses minoritarios                                                   18.518.533          7.194.606          7.193.258
Patrimonio (Nota 15)                                                    208.477.441        117.785.154         88.150.063
                                                                        -----------        -----------        -----------
                                                                        329.555.409        227.539.195        165.901.346
                                                                        ===========        ===========        ===========

                     *Reestructurado para fines comparativos
 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

                   ESTADO CONSOLIDADO DE GANANCIAS Y PERDIDAS
                   ------------------------------------------
                             (En miles de bolivares)

                                                                                                            Periodo de diez
                                                                                                          meses finalizado el
                                                                            Ano finalizado el              30 de septiembre
                                                                         30 de septiembre de 2000              de 1999*
                                                                   ----------------------------------     -------------------
                                                                     En valores
                                                                     actualizados
                                                                   por los efectos
                                                                   de la inflacion
                                                                   como informacion   En valores nominales sobre la base del costo
                                                                    complementaria         historico como informacion primaria
                                                                   ----------------   --------------------------------------------

Ventas netas                                                          398.002.652        383.927.819          347.677.130
Participacion sobre ventas                                             33.732.793         31.657.666           27.740.629
                                                                      -----------        -----------          -----------
                                                                      431.735.445        415.585.485          375.417.759
Costo de ventas (Nota 6)                                              307.928.415        277.725.982          242.796.544
                                                                      -----------        -----------          -----------
            Utilidad bruta                                            123.807.030        137.859.503          132.621.215
                                                                      -----------        -----------          -----------
Gastos de operaciones:
  Distribucion y ventas                                                49.991.734         44.729.175           41.049.431
  Generales y de administracion (Nota 16)                              41.122.009         36.226.332           39.397.182
  Descuentos por pronto pago y otros                                            -                  -            1.809.394
  Provision para cuentas de cobro dudoso                                  547.298            517.550              400.973
  Fondo estatutario para remuneraciones (Nota 17)                       1.163.955          1.163.955            1.189.230
                                                                      -----------        -----------          -----------
                                                                       92.824.996         82.637.012           83.846.210
                                                                      -----------        -----------          -----------
            Utilidad en operaciones                                    30.982.034         55.222.491           48.775.005
                                                                      -----------        -----------          -----------
Beneficio (costo) integral de financiamiento:
  Intereses gastos, neto (Notas 11, 13 y 19)                           (7.704.201)        (7.157.525)         (21.074.505)
  Fluctuaciones cambiarias, neto                                        1.682.242          1.596.998               65.911
  Beneficio por posicion monetaria                                      3.194.602                  -                    -
                                                                      -----------       ------------         ------------
                                                                       (2.827.357)        (5.560.527)         (21.008.594)
                                                                     ------------       ------------         ------------
Otros ingresos y egresos:
   Ingresos financieros por inversion en fideicomiso, netos                     -                  -            7.952.484
     (Nota 4)
   Perdida en venta y desincorporacion de vehiculos y activos
     fijos (Nota 7)                                                      (215.756)           (49.243)            (594.355)
   Otros egresos e ingresos, neto (Nota 13)                            (6.341.665)        (6.382.088)           8.348.511
                                                                     ------------       ------------          -----------
                                                                       (6.557.421)        (6.431.331)          15.706.640
                                                                     ------------       ------------          -----------
            Utilidad antes de impuestos e intereses minoritarios       21.597.256         43.230.633           43.473.051
Impuestos (Nota 14):
  A los activos empresariales                                          (2.521.513)        (2.521.513)          (2.346.358)
  Sobre la renta                                                       (2.029.231)        (2.029.231)          (1.266.593)
Participacion de intereses minoritarios (Nota 6)                          857,450         (1.045.359)          (1.240.765)
                                                                     ------------       ------------         ------------
            Utilidad neta                                              17.903.962         37.634.530           38.619.335
                                                                     ============       ============         ============

                    *Reestructurado para fines comparativos
 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

                        ESTADO CONSOLIDADO DE PATRIMONIO
                        --------------------------------
                  ANO FINALIZADO EL 30 DE SEPTIEMBRE DE 2000 Y
                  --------------------------------------------
          PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999
          ------------------------------------------------------------
                             (En miles de bolivares)

                                                             En valores nominales sobre la base del costo
                                                                historico como informacion primaria
                                                --------------------------------------------------------------------------
                                                                                               Ajuste
                                                Capital       Reserva      Utilidades           por
                                                 social        legal       retenidas *       traduccion         Total
                                                 ------        -----       -----------       ----------         -----
Saldos al 30 de noviembre de 1998               64.127.337             -      13.805.694        815.835        78.748.866

Aumento de capital social (Nota 15)                273.693             -               -              -           273.693
Dividendos en especie (Nota 15)                          -             -     (26.350.825)             -       (26.350.825)
Ajuste por traduccion en filiales                        -             -               -     (2.756.489)     (  2.756.489)
Utilidad neta                                            -             -      38.619.335              -        38.619.335
Apartado para reserva legal                              -     1.922.589    (  1.922.589)             -                 -
Apartado para pago de participacion
   estatutaria (Nota 15)                                                    (    384.517)                    (    384.517)
                                                         -             -                              -
                                                ----------     ----------     ----------     ----------       -----------
Saldos al 30 de septiembre de 1999              64.401.030     1.922.589      23.767.098     (1.940.654)       88.150.063

Dividendos en efectivo (Nota 15)                         -             -    (  7.502.720)             -      (  7.502.720)
Ajuste por traduccion en filiales                        -             -               -     (  120.374)     (    120.374)
Utilidad neta                                            -             -      37.634.530              -        37.634.530
Apartado para reserva legal                              -     1.881.727    (  1.881.727)             -                 -
Apartado para pago de participacion
   estatutaria (Nota 15)                                 -             -    (    376.345)             -      (    376.345)
                                                ----------     ----------     ----------     ----------       -----------
Saldos al 30 de septiembre de 2000              64.401.030     3.804.316      51.640.836     (2.061.028)      117.785.154
                                                ==========     ==========     ==========     ==========       ===========

                     *Reestructurado para fines comparativos
 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

                        ESTADO CONSOLIDADO DE PATRIMONIO
                        --------------------------------
                   ANO FINALIZADO EL 30 DE SEPTIEMBRE DE 2000
                   ------------------------------------------
                             (En miles de bolivares)

                                       En valores actualizados por los efectos de la inflacion como informacion complementaria
                                     ---------------------------------------------------------------------------------------------
                                                                                           Exceso del
                                                                                              valor
                                         Capital social                                    patrimonial
                                     -------------------------                             sobre costo
                                     Suscrito    Actualizacion    Reserva                  de inversion  Ajuste por      Total
                                      y pagado    de capital       legal      Deficit *     en filial    traduccion    patrimonio
                                      --------    ----------       -----      ---------     ---------    ----------    ----------
Saldos al 30 de septiembre de 1999   64.401.030   26.040.775      2.229.050  (13.923.503)  122.537.620   (2.249.994)   199.034.978

Dividendos en efectivo (Nota 15)              -            -              -  ( 8.274.120)            -            -   (  8.274.120)
Ajuste por traduccion en filiales             -            -              -            -             -      188.966        188.966
Utilidad neta                                 -            -              -   17.903.962             -            -     17.903.962
Apartado para reserva legal                   -            -      1.881.727  ( 1.881.727)            -            -              -
Apartado para pago de participacion
  estatutaria (Nota 15)                       -            -              -  (   376.345)            -            -   (    376.345)
                                    -----------  -----------     ----------   ----------   -----------    ---------    -----------

Saldos al 30 de septiembre de 2000   64.401.030   26.040.775      4.110.777  ( 6.551.733)  122.537.620   (2.061.028)   208.477.441
                                    ===========  ===========     ==========   ==========   ===========    =========    ===========

                     *Reestructurado para fines comparativos

 Las notas anexas forman parte integral de los estados financieros consolidados

              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
              ---------------------------------------------------

                                Y SUS FILIALES
                                --------------

                   ESTADO CONSOLIDADO DE FLUJOS DE EFECTIVO
                   ----------------------------------------

                            (En miles de bolivares)

                                                                                                                   Periodo de diez
                                                                                                                 meses finalizado el
                                                                                       Ano finalizado el          30 de septiembre
                                                                                    30 de septiembre de 2000         de 1999*
                                                                                -------------------------------  -------------------

                                                                                   En valores
                                                                                  actualizados
                                                                                por los efectos
                                                                                de la inflacion       En valores nominales sobre
                                                                                como informacion     la base del costo historico
                                                                                 complementaria       como informacion primaria
                                                                                ----------------    ------------------------------

FLUJOS DE EFECTIVO POR ACTIVIDADES OPERACIONALES:
  Utilidad neta                                                                    17.903.962        37.634.530         38.619.335
  Apartado para participacion estatutaria                                         (   376.345)      (   376.345)       (   384.517)
                                                                                  -----------       -----------        -----------

  Utilidad neta despues de apartado para pago de participacion estatutaria         17.527.617        37.258.185         38.234.818

  Ajustes para conciliar la ganancia neta con el efectivo neto provisto por
   (usado en) actividades operacionales -
    Depreciacion                                                                   25.463.161         7.952.443          6.529.319
    Amortizacion de cargos diferidos                                                2.543.415         1.708.047            955.421
    Amortizacion del exceso del costo sobre el valor en libros de inversion           679.703           532.000            425.041
     en companias filiales
    Ingresos financieros por inversion en fideicomiso                                       -                 -        ( 7.952.484)
    Provision de indemnizaciones laborales                                          4.367.785         4.026.629          4.574.563
    Pagos de indemnizaciones laborales                                            ( 5.008.263)      ( 4.040.077)       ( 3.179.732)
    Provision para cuentas de cobro dudoso                                            547.298           517.550            400.973
    Castigo de cuentas incobrables                                                (   161.957)      (   161.957)       (   174.176)
    Variacion neta en activos y pasivos operacionales -
       Efectos y cuentas por cobrar                                               ( 6.273.367)      ( 9.567.457)           638.491
       Existencias                                                                 10.109.445         2.538.166         21.015.822
       Anticipos a proveedores                                                    (   602.023)      (   637.018)           311.760
       Gastos pagados por anticipado                                              ( 1.955.833)      ( 2.178.823)         1.103.495
       Exceso del costo sobre el valor en libros de filiales                      (   238.173)      (    22.937)       (   779.447)
       Cuentas por cobrar a largo plazo                                               619.380           386.896             97.359
       Vehiculos para la venta                                                              -                 -          1.700.520
       Cargos diferidos y otros activos                                           ( 3.264.308)      ( 3.321.560)       ( 5.436.513)
       Efectos y cuentas por pagar                                                (10.086.169)      ( 5.247.369)       ( 3.459.688)
       Impuestos por pagar                                                        (   477.440)      (    31.840)         1.665.612
       Dividendos por pagar                                                           452.533           452.533        ( 3.811.750)
       Acumulacion para remuneraciones y participacion estatutaria                    656.066           933.437        ( 1.737.756)
       Gastos acumulados, beneficios al personal y otros pasivos                    1.365.434         3.796.685        ( 6.743.887)
       Intereses minoritarios                                                     (1.968.340)             1.348            527.560
                                                                                  -----------       -----------        -----------

            Efectivo neto provisto por actividades operacionales                   34.295.964        34.894.881         44.905.321
                                                                                  -----------       -----------        -----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE INVERSION:
  Variacion neta de inversion en instrumentos financieros                                   -                 -            812.232
  Variacion neta de inversion en fideicomiso                                                -                 -         26.351.007
  Variacion neta de activo fijo                                                   ( 7.888.142)      ( 6.832.983)       ( 6.656.920)
  Variacion neta de inversiones en terrenos y acciones                              2.387.570           639.485        (   631.785)
  Ajuste por traduccion en filiales                                               (   188.966)      (   120.374)       ( 2.756.489)
                                                                                  -----------       -----------        -----------

              Efectivo neto (usado en) provisto por actividades de inversion      ( 5.311.606)      ( 6.313.872)        17.118.045
                                                                                  -----------       -----------        -----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE FINANCIAMIENTO:
  Aumento de capital social                                                                 -                 -            273.693
  Dividendos en efectivo                                                          ( 8.274.120)      ( 7.502.720)                 -
  Dividendos en especie                                                                     -                 -        (26.350.825)
  Prestamos y sobregiros bancarios                                                 11.397.315        12.111.412        (21.455.272)
  Inversionistas en  papeles comerciales                                           18.087.200        20.000.000        (11.059.900)
                                                                                  -----------       -----------        -----------

              Efectivo neto provisto por (usado en) actividades de
               financiamiento                                                      21.210.395        24.608.692        (58.592.304)
                                                                                  -----------       -----------        -----------

EFECTIVO Y SUS EQUIVALENTES:
  Variacion                                                                        50.194.753        53.189.701          3.431.062

  Al inicio                                                                        21.783.834        18.788.886         15.357.824
                                                                                  -----------       -----------        -----------

  Al final                                                                         71.978.587        71.978.587         18.788.886
                                                                                  ===========       ===========        ===========

INFORMACION COMPLEMENTARIA:
  Resultado por posicion monetaria originada por actividades -
    Operacionales                                                                   3.793.519
    De inversion                                                                  ( 1.002.266)
    De financiamiento                                                               3.398.297
    Efectivo al inicio                                                            ( 2.994.948)
                                                                                  -----------

  Beneficio por posicion monetaria                                                  3.194.602
                                                                                  ===========

                    *Reestructurado para fines comparativos

 Las notas anexas forman parte integral de los estados financieros consolidados

              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
              ---------------------------------------------------
                                Y SUS FILIALES
                                --------------

                 NOTAS A LOS ESTADOS FINANCIEROS CONSOLIDADOS
                 --------------------------------------------

                        30 de SEPTIEMBRE de 2000 Y 1999
                        -------------------------------

NOTA 1 - OPERACIONES:
--------------------

La Compania fue constituida en septiembre de 1998 y su principal objeto es la inversion, suscripcion y tenencia de acciones en companias industriales, comerciales y de servicios; especialmente en aquellas relacionadas con la elaboracion, fabricacion y distribucion de productos alimenticios.

En Asamblea Ordinaria de Accionistas celebrada el 23 de marzo de 1999, se decidio cambiar el nombre de la Compania de Proalca Productos Alimenticios, C.A. a Alprovenca, Alimentos y Productos Venezolanos, C.A. Igualmente, en Asamblea Extraordinaria de Accionistas celebrada el 30 de agosto de 1999, se cambio el cierre contable de la Compania al 30 de septiembre de cada ano, vease la Nota
2a).

En Asamblea Ordinaria de Accionistas celebrada el 14 de noviembre de 2000, se decidio cambiar el nombre de la Compania de Alprovenca, Alimentos y Productos Venezolanos, C.A. a Primor Alimentos, C.A.

La Compania y sus filiales forman parte de la Unidad Estrategica de Negocios de Alimentos de Empresas Polar y se dedican principalmente a la produccion, distribucion, venta y almacenaje de harina precocida de maiz, aceite de maiz, arroz, pastas alimenticias, otros productos derivados para el consumo animal o uso industrial y helados.

Las filiales Procesadora Venezolana de Cereales, S.A. (Provencesa) y Productos Efe, S.A. y sus filiales estan sometidas al control de la Comision Nacional de Valores (CNV) y, de acuerdo con las normas establecidas por esta institucion, dichas companias estan obligadas a presentar como informacion primaria sus estados financieros actualizados por los efectos de la inflacion.

NOTA 2 - RESUMEN DE POLITICAS CONTABLES MAS SIGNIFICATIVAS EN USO:
-----------------------------------------------------------------

a) Estados financieros expresados en bolivares nominales sobre la base del costo
   -----------------------------------------------------------------------------
historico - Consolidacion -
-------------------------

Los estados financieros consolidados al 30 de septiembre de 2000 y 1999 incluyen las cuentas de la Compania y las de sus companias filiales: Refinadora de Maiz Venezolana, C.A. (Remavenca) y sus filiales; C.A. Promesa; Corporacion Industrial Corina, C.A. (Corina); Procesadora Venezolana de Cereales, S.A. (Provencesa); Agroindustrias Integrales, C.A.,

Alimentos Procria, C.A. (sin operaciones en 1999), totalmente poseidas; Molinos Sagra, C.A. (Mosaca), poseida en un 92%; Productos Efe, C.A. y sus filiales, poseida en un 62% y Rotograbados Venezolanos, S.A. (Rotoven), poseida en un 60%. Asimismo, incluye las cuentas de las filiales totalmente poseidas: Orion Investments, Inc., International Products, Inc., y de las filiales ubicadas en Colombia Inversiones Promasa, S.A., Productos de Maiz, S.A. "Promasa" y Promesa de Colombia, S.A. "Colpromesa", cuyas acciones fueron adquiridas por la Compania a la filial Remavenca en octubre de 1999.

El estado consolidado de ganancias y perdidas, por el periodo de diez meses finalizado el 30 de septiembre de 1999, incluye las operaciones de la Compania por el periodo de diez meses finalizado en esa fecha y las operaciones efectuadas por las companias filiales en el ano finalizado el 30 de septiembre de 1999.

Los saldos y transacciones entre companias se eliminan en la consolidacion. La participacion de los accionistas minoritarios en los resultados de las filiales parcialmente poseidas se reconoce en el estado consolidado de ganancias y perdidas. Al 30 de septiembre de 2000 y 1999, la participacion de los accionistas minoritarios ha sido determinada con base en el patrimonio neto a esa fecha y en los resultados de las filiales parcialmente poseidas por los anos finalizados el 30 de septiembre de 2000 y 1999, vease la Nota 6.

Existencias -
-----------

Las existencias se valoran al costo, por el metodo promedio, el cual no excede al valor de mercado, vease la Nota 6.

Inversiones -
-----------

En 1999 las inversiones en acciones en companias afiliadas, poseidas entre un 20% y un 50%, se registran por el metodo de participacion patrimonial. Las inversiones en acciones cuya participacion es inferior al 20% se registran al costo, el cual no excede el valor de mercado.

Las inversiones en terrenos se registran al costo de adquisicion.

El rendimiento de las inversiones temporales y de las inversiones en fideicomiso se reconoce como ingreso con base en lo devengado.

Exceso del costo sobre el valor en libros -
-----------------------------------------

El exceso del costo sobre el valor en libros de las acciones adquiridas en filiales se amortiza en cinco anos.

Activos fijos -
-------------

Los activos fijos se registran al costo. Los desembolsos por mantenimiento y reparaciones se cargan a resultados y las adiciones, renovaciones y mejoras son registrados como parte del costo del activo fijo. La depreciacion se calcula con base en el metodo de linea recta, sobre la vida util estimada del activo.

En reunion de Junta Directiva de la filial C.A. Promesa, celebrada en junio de 1999, se decidio desincorporar con cargo a resultados los vehiculos en transito disponibles para la venta a los distribuidores y transportistas, adquiridos por la filial con anterioridad al 1 de octubre de 1998, y cuyo saldo al 30 de junio de 1999 era de unos Bs 831.696.000. Dicho monto se incluye en el estado consolidado de ganancias y perdidas por el periodo de diez meses finalizado el 30 de septiembre de 1999 en el rubro de Perdida en venta y desincorporacion de vehiculos y activos fijos. A partir del 1 de julio de 1999, las compras de nuevos vehiculos destinados a la venta y financiamiento a distribuidores y transportistas se registran como activos fijos.

Cargos diferidos -
----------------

Los gastos incurridos por las filiales en la instalacion y puesta en marcha del sistema administrativo SAP-R3 se difieren y son amortizados en un periodo de tres anos.

Los gastos incurridos por una filial en el diseno e implantacion de los proyectos de Programa de Excelencia en Distribucion y Sucursal Modelo seran amortizados en tres anos a partir de la fecha de culminacion de cada una de las fases que integra cada proyecto. La primera fase del proyecto Programa de Excelencia en Distribucion se amortiza a partir del 1 de abril de 2000.

Los gastos preoperativos incurridos por la construccion de la nueva planta de una empresa filial son amortizados en un periodo de cinco anos a partir del 1 de marzo de 1998.

Acumulacion para indemnizaciones laborales -
------------------------------------------

Las filiales acumulan las indemnizaciones por concepto de terminacion de la relacion de trabajo que de acuerdo con la Ley Organica del Trabajo son un derecho adquirido de los trabajadores. Las filiales depositan estas indemnizaciones en fideicomisos a nombre de los trabajadores de las mismas.

Bajo ciertas condiciones, dicha Ley tambien establece el pago de una indemnizacion adicional por despido injustificado y las filiales, con base en su experiencia, registran una acumulacion para cubrir este pasivo eventual.

Plan de pensiones de jubilacion -
-------------------------------

Las filiales, conjuntamente con sus companias relacionadas, mantienen un plan de pensiones de jubilacion que cubre a todos los empleados elegibles. Las obligaciones de las filiales por este concepto seran revisadas por actuarios independientes cada vez que las circunstancias lo ameriten y como minimo una vez cada tres anos. El aporte de las filiales al plan se registra en los resultados, vease la Nota 16.

Ventas a plazo -
--------------

Una de las filiales financia, bajo ciertas circunstancias, la adquisicion de vehiculos a distribuidores exclusivos y transportistas a un plazo maximo de cuarenta y ocho meses. Los recursos que la filial espera convertir en efectivo, durante el ciclo normal de operaciones, se clasifican como cuentas por cobrar a corto o largo plazo, segun su vencimiento. La utilidad bruta que se genera en la venta, se lleva a ingresos a medida que se reciben los pagos.

Cambio extranjero -
-----------------

Las transacciones en moneda extranjera estan registradas a la tasa de cambio vigente a la fecha de la operacion. Las ganancias o perdidas en cambio se incluyen en los resultados. Los saldos en moneda extranjera al 30 de septiembre de 2000 se presentan a la tasa de cambio vigente al cierre contable de Bs 691,25/US$1(Bs 627,75 US$1 al 30 de septiembre de 1999) vease la Nota 18.

Traduccion de inversiones en filiales en el exterior -
----------------------------------------------------

Los activos y pasivos de las filiales Orion Investments, Inc., International Products, Inc., y de las filiales ubicadas en Colombia, Inversiones Promasa, S.A., Productos de Maiz, S.A. "Promasa" y Promesa de Colombia, S.A. "Colpromesa" se tradujeron a bolivares al 30 de septiembre de 2000, usando la tasa de cambio de Bs 691,25/US$1 (Bs 627,75/US$1 en 1999), el patrimonio a la tasa de cambio historica a partir del 1 de octubre de 1996 y las cuentas de resultados a la tasa de cambio promedio del ano finalizado el 30 de septiembre de 2000 y 1999.

Uso de estimaciones en la preparacion de los estados financieros consolidados -
-----------------------------------------------------------------------------

La preparacion de los estados financieros consolidados de conformidad con principios de contabilidad de aceptacion general en Venezuela requiere que la gerencia haga estimaciones que afectan las cifras de activos y pasivos, la divulgacion de los mismos y los montos presentados de ingresos y gastos. Los resultados finales pueden variar de las citadas estimaciones.

Efectivo y sus equivalentes -
---------------------------

Para fines del estado de flujos de efectivo, todo instrumento financiero de facil convertibilidad que tenga vencimiento igual o menor a tres meses se considera como equivalente de efectivo.

b) Estados financieros expresados en valores actualizados por los efectos de la
   ----------------------------------------------------------------------------
inflacion -
---------

La contabilidad en inflacion -
----------------------------

La Declaracion de Principios de Contabilidad Numero 10 "Normas para la elaboracion de estados financieros ajustados por efectos de la inflacion" (DPC
10), promulgada por la Federacion de Colegios de Contadores Publicos de Venezuela, y sus boletines de actualizacion requieren, entre otros, la incorporacion de la contabilidad ajustada por la inflacion en los estados financieros primarios.

La Compania utiliza el metodo del Nivel General de Precios (NGP) para la preparacion de sus estados financieros consolidados al 30 de septiembre de 2000 actualizados por los efectos de la inflacion, presentados como informacion complementaria.

El proposito de la actualizacion de los estados financieros consolidados por los efectos de la inflacion mediante la utilizacion del metodo del Nivel General de Precios (NGP) es presentar los estados financieros consolidados en moneda del mismo poder adquisitivo, de acuerdo con el Indice de Precios al Consumidor del Area Metropolitana de Caracas (IPC), publicado por el Banco Central de Venezuela
(BCV). Por consiguiente, los estados financieros consolidados, actualizados por los efectos de la inflacion, presentados como informacion complementaria, no pretenden representar valores del mercado o realizacion de los activos no monetarios, los cuales normalmente variaran con respecto a los valores actualizados con base en indices de precios. Los estados financieros consolidados complementarios antes mencionados estan presentados con base al IPC al 30 de septiembre de 2000.

A continuacion se presenta un resumen de las principales bases utilizadas para la preparacion de los estados financieros consolidados actualizados por los efectos de la inflacion como informacion complementaria:

Porcentaje de inflacion -
-----------------------

El porcentaje de inflacion correspondiente al ano finalizado el 30 de septiembre de 2000 de acuerdo con el IPC fue del 15,94%.

Activos no monetarios -
---------------------

Estos componentes, principalmente existencias, activos fijos, inversiones, cargos diferidos, gastos preoperativos y otros activos han sido actualizados, multiplicandolos por un factor calculado, dividiendo el IPC al 30 de septiembre de 2000 entre el IPC a la fecha de adquisicion o de origen de cada uno de ellos.

Activos fijos -
-------------

Los activos fijos estan presentados al costo de adquisicion, expresado en moneda constante.

Inversiones en terrenos y acciones -
----------------------------------

Las inversiones en terrenos estan presentadas al costo de adquisicion, expresado en moneda constante.

En 1999 las inversiones en acciones en companias afiliadas poseidas entre un 20% y un 50%, se registran por el metodo de participacion patrimonial, tomando como base su patrimonio reexpresado. Las inversiones en acciones en companias poseidas en un porcentaje menor al 20% se registran al costo historico.

Activos y pasivos monetarios, resultado por posicion monetaria y costo integral
-------------------------------------------------------------------------------
de financiamiento -
-----------------

Los activos y pasivos monetarios, incluyendo montos en moneda extranjera, por su naturaleza estan presentados en terminos de poder adquisitivo al 30 de septiembre de 2000. El resultado por posicion monetaria representa la perdida o ganancia que se obtiene de mantener una posicion monetaria neta activa o pasiva en un periodo inflacionario. Dicho resultado por posicion monetaria forma parte de la utilidad neta y se agrupa dentro del concepto de costo integral de financiamiento, conjuntamente con los intereses y las fluctuaciones cambiarias.

Patrimonio -
----------

Todas las cuentas del patrimonio se expresan en moneda constante al 30 de septiembre de 2000 con base en el IPC de sus fechas de aportes u origen. Los dividendos en efectivo estan actualizados en moneda constante, segun el IPC a partir de la fecha del decreto.

Resultados -
----------

Todos los rubros del estado consolidado de ganancias y perdidas han sido actualizados con base en las fechas en las que se devengaron o causaron, con excepcion de aquellos asociados con partidas no monetarias, los cuales han sido presentados en funcion de la actualizacion de las partidas no monetarias a las cuales estan asociados.

NOTA 3 - INVERSIONES TEMPORALES:
-------------------------------

Al 30 de septiembre las inversiones temporales comprenden lo siguiente:


                                                                                      2000          1999
                                                                                      ----          ----

                                                                                    (En miles de bolivares)
Depositos a plazo en instituciones bancarias nacionales con
  rendimiento anual variable                                                         10.496.701     6.931.725
Participaciones a plazo por unos US$76.939.000 (unos US$6.230.195 en 1999) en instituciones bancarias del exterior con rendimientos
  anuales entre el 6,15% y 6,25% (entre el 4,75% y 5,5% en 1999) (Nota 18)           53.184.150     3.911.006
                                                                                     ----------    ----------

                                                                                     63.680.851    10.842.731
                                                                                     ==========    ==========

Las participaciones a plazo en instituciones bancarias nacionales fueron efectuadas principalmente a traves de una empresa filial. El rendimiento anual es variable, determinado sobre el porcentaje de participacion de las companias en la totalidad de las colocaciones mantenidas por dicha filial.

NOTA 4 - INVERSION EN FIDEICOMISO EN EL EXTERIOR:
------------------------------------------------

En marzo de 1996 algunas de las filiales de la Compania constituyeron fideicomisos en el exterior por un valor de Bs 6.475 millones, cuyos unicos beneficiarios eran las mismas filiales. Dichos fideicomisos se realizaron mediante la entrega al fiduciario del 100% de las acciones de cuatro companias filiales de estas, domiciliadas en el exterior, cuyos activos y pasivos estaban denominados principalmente en dolares estadounidenses. Al 30 de noviembre de 1998 las filiales mantenian registrada su inversion en los fideicomisos en unos Bs 18.399 millones. Al 31 de julio de 1999, de acuerdo con confirmacion recibida del fiduciario, las filiales registraron su inversion en los fideicomisos en unos Bs 26.351 millones. En Asambleas Extraordinarias de Accionistas de las filiales, celebradas el 23 de agosto de 1999, se decidio el decreto de un dividendo en especie a la Compania por unos Bs 26.351 millones, representado por los derechos que las filiales, en su condicion de beneficiarios, tenian sobre los fideicomisos antes mencionados al 31 de julio de 1999, vease la Nota 15.

NOTA 5 - EFECTOS Y CUENTAS POR COBRAR:
-------------------------------------

Los efectos y cuentas por cobrar al 30 de septiembre comprenden lo siguiente:


                                                                   En valores
                                                                   actualizados
                                                                  por los efectos
                                                                  de la inflacion        En valores nominales
                                                                  ---------------        --------------------
                                                                         2000            2000            1999
                                                                         ----            ----            ----
                                                                                 (En miles de bolivares)

Comerciales (Nota 18)                                                   19.916.577       19.916.577     16.412.528
Provision para cuentas dudosas                                         ( 1.024.943)     ( 1.024.943)   (   693.535)
                                                                        ----------       ----------     ----------

                                                                        18.891.634       18.891.634     15.718.993

Companias relacionadas (Nota 13)                                         7.198.363        7.198.363      1.635.713
Vehiculos (Nota 7)                                                         486.206          356.507        373.912
Empleados y otras (Notas 18 y 20)                                        3.240.580        3.240.580      2.746.602
                                                                        ----------       ----------     ----------

                                                                        29.816.783       29.687.084     20.475.220
                                                                        ==========       ==========     ==========

Al 30 de septiembre de 2000 los gastos acumulados por pagar incluyen unos Bs
707.575.000 (Bs 580.199.000 en 1999), que corresponden a depositos recibidos de clientes de una filial para garantizar las obligaciones contraidas con la filial.

NOTA 6 - EXISTENCIAS:
--------------------

Las existencias al 30 de septiembre comprenden lo siguiente:

                                                                  En valores
                                                                 actualizados
                                                               por los efectos
                                                                     de la                En valores
                                                                  inflacion                nominales
                                                               ---------------      ------------------------
                                                                     2000             2000           1999 *
                                                                     ----             ----           ----
                                                                            (En miles de bolivares)
Materias primas                                                   39.430.940       39.045.345      40.578.381
Productos terminados y en proceso                                  9.642.488        9.629.212      10.538.687
Material de empaque y otros                                        2.291.746        2.352.709       2.208.882
Otros inventarios                                                    469.811          389.418         323.473
Materia prima en transito                                             60.570           57.851          32.865
Provision para obsolescencia                                     (  393.759)     (   353.483)     (   23.070)
                                                                 -----------     ------------     -----------
                                                                  51.501.796       51.121.052      53.659.218
                                                                 ===========     ============     ===========

*Reestructurado para fines comparativos.

En el ano finalizado el 30 de septiembre de 2000, algunas de las filiales de la Compania cambiaron con efecto retroactivo el metodo de valuacion de sus existencias de materia prima del metodo ultimas entradas primeras salidas (UEPS) al metodo de costo promedio. Dicho cambio fue efectuado por considerar las filiales que la rotacion de sus existencias, sus costos de reposicion y la realidad economica actual requieren mantener sus inventarios de materia prima valorados a costos mas recientes. El efecto retroactivo del cambio de metodo fue de unos Bs 15.005.402.000, de los cuales Bs 14.884.907.000 fueron registrados con credito a las ganancias retenidas no distribuidas al 30 de noviembre de 1998 y Bs 120.495.000 fueron registrados con credito al costo de ventas en el estado de ganancias y perdidas por el periodo de diez meses finalizado el 30 de septiembre de 1999.

Los estados financieros de la Compania, asi como los de sus filiales, correspondientes a los anos antes mencionados, han sido reestructurados de acuerdo con el metodo de valuacion adoptado en el ano finalizado el 30 de septiembre de 2000.

Como resultado de dicha reestructuracion, la Compania reconocio el efecto sobre la participacion de los intereses minoritarios del mencionado cambio de metodo por unos Bs 347.383.000, de los cuales unos Bs 394.445.000 fueron registrados con debito a las ganancias retenidas no distribuidas al 30 de noviembre de 1998 y Bs 47.062.000 fueron registrados con credito a la participacion de intereses minoritarios en el estado de ganancias y perdidas por el periodo de diez meses finalizado el 30 de septiembre de 1999.

NOTA 7 - CUENTAS POR COBRAR A LARGO PLAZO:
-----------------------------------------

Las cuentas por cobrar a largo plazo corresponden a prestamos otorgados por una filial a distribuidores exclusivos, transportistas y empleados para la adquisicion de vehiculos. Dichos prestamos tienen un plazo maximo de financiamiento de 48 meses. Asimismo, incluyen prestamos otorgados a los empleados para la adquisicion de vivienda, conforme a las politicas de la filial que devengan una tasa de interes preferencial. Los prestamos antes mencionados se presentan netos de la ganancia diferida originada en la venta de los vehiculos a distribuidores y transportistas, asi como tambien de los intereses no devengados relacionados con los prestamos a empleados.

NOTA 8 - INVERSIONES EN TERRENOS Y ACCIONES:
-------------------------------------------

Las inversiones en terrenos y acciones al 30 de septiembre de 2000 son las siguientes:

                                                                     En valores
                                                                    actualizados
                                                                   por los efectos
                                                                   de la inflacion     En valores nominales
                                                                   ---------------     --------------------
                                                                        2000              2000        1999
                                                                        ----              ----        ----
                                                                            (En miles de bolivares)
Acciones:
  Transporte Polar, C.A.                                             1.410.135         588.734       588.734
  Inversiones registradas por participacion patrimonial                210.521          56.626             -
  Acciones de companias registradas al costo                            11.188          10.440        80.804
Terrenos y otros                                                       779.221          79.180       704.927
                                                                     ---------       ---------     ---------
                                                                     2.411.065         734.980     1.374.465
                                                                     =========       =========     =========

El exceso del costo sobre el valor en libros de filiales al 30 de septiembre de 2000, en valores nominales, incluye unos Bs 679.600.000, netos de amortizacion (Bs 906.133.000 en 1999), correspondientes a la adquisicion del 25% del patrimonio de Corporacion Agroindustrial Corina, C.A. Igualmente, incluye unos Bs 152.755.000, netos de amortizacion (Bs 402.315.000 en 1999), correspondientes a la adquisicion de Productos de Maiz, S.A. (Promasa), ubicada en Colombia y unos Bs 98.908.000, netos de amortizacion (Bs 131.878.000 en 1999), correspondientes a Agroindustrias Integrales, C.A., filial adquirida en 1999.

Al 30 de septiembre de 2000 y 1999, el deficit de la filial C.A. Promesa, de unos Bs 3.036 millones y Bs 2.194 millones, respectivamente, excede su capital social. En Asambleas Extraordinarias de Accionistas de la filial, celebradas el 17 de octubre de 2000 y el 4 de noviembre de 1999, respectivamente, se acordo realizar aportes de patrimonio para futuros aumentos de capital por unos
Bs 2.000 millones y Bs 3.000 millones, respectivamente. Dichos aportes fueron hechos efectivos por la Compania el 27 de octubre de 2000 y el 19 de noviembre de 1999, respectivamente. En 1999 el aporte se efectuo mediante prestamo por ese mismo monto, obtenido de la filial Refinadora de Maiz Venezolana, C.A. (Remavenca), el cual vencio el 20 de noviembre del 2000 y no devengo intereses. En 2000 el aporte se efectuo mediante la utilizacion de fondos propios y los provenientes de prestamos contratados con las filiales Orion Investments, Inc.
e International Products, Inc., los cuales no devengan intereses y vencen en octubre de 2001.

Al 30 de septiembre de 2000 las inversiones de una filial en Procria, C.A. y Servicios Division de Alimentos (SEDIAL), C.A. estan registradas al valor patrimonial de las companias, calculado con base en los estados financieros a esa fecha, no examinados por contadores publicos independientes.

NOTA 9 - ACTIVOS FIJOS:
----------------------

Los activos fijos al 30 de septiembre comprenden lo siguiente:

                                                                   En valores
                                                                  actualizados
                                                                por los efectos
                                                                de la inflacion         En valores nominales
                                                                ---------------        -----------------------
                                                                      2000               2000           1999
                                                                      ----               ----           ----
                                                                            (En miles de bolivares)
Edificios e instalaciones:
  Costo                                                            142.406.368        14.763.141      14.264.030
  Revaluacion                                                                -            12.889          12.889
Maquinaria y equipos:
   Costo                                                           324.807.215        55.048.365      51.177.984
   Revaluacion                                                               -             2.528           2.528
Mobiliario y equipos de oficina                                     16.170.628         3.061.025       2.879.372
Vehiculos                                                           23.797.349         5.195.023       4.972.593
Otros                                                                8.066.126         1.836.295       1.382.523
                                                                  ------------       -----------     -----------
                                                                   515.247.686        79.919.266      74.691.919
Depreciacion acumulada:
   Sobre el costo                                                 (379.834.567)      (25.818.084)    (18.182.473)
   Sobre la revaluacion                                                      -       (    15.417)    (    15.417)
                                                                  ------------       -----------     -----------
                                                                   135.413.119        54.085.765      56.494.029
Terrenos:
  Costo                                                             21.305.631         4.104.329       3.118.565
  Revaluacion                                                                -           124.556          31.282
Construcciones en proceso                                            2.558.748         2.131.436       2.178.603
Activos no utilizados en las operaciones                               284.018           282.476          25.543
                                                                  ------------       -----------     -----------
                                                                   159.561.516        60.728.562      61.848.022
                                                                  ============       ===========     ===========

NOTA 10 - CARGOS DIFERIDOS Y OTROS ACTIVOS:
------------------------------------------

Los cargos diferidos y otros activos al 30 de septiembre comprenden lo siguiente:

                                                                      En valores
                                                                     actualizados
                                                                   por los efectos
                                                                         de la                 En valores
                                                                      inflacion               nominales
                                                                   ---------------       -----------------------
                                                                         2000              2000          1999
                                                                         ----              ----          ----
                                                                             (En miles de bolivares)
Sistema SAP-R3                                                          5.204.664        3.914.213     3.890.944
Proyecto Excelencia en Distribucion                                     1.199.306        1.157.831             -
Gastos preoperativos                                                    1.279.094          824.607       422.643
Proyecto Sucursal Modelo                                                  192.361          190.508             -
Otros proyectos                                                            68.925           68.925             -
                                                                       ----------       ----------    ----------

                                                                        7.944.350        6.156.084     4.313.587
Amortizacion acumulada                                                 (3.580.532)      (2.432.895)   (1.004.729)
                                                                       ----------       ----------    ----------
                                                                        4.363.818        3.723.189     3.308.858
Repuestos y suministros, neto de provision de unos
  Bs 690.451.000 (unos Bs 564.437.000 en 1999)                          4.205.454        3.436.654     2.457.599
Envases retornables                                                       221.547          104.348       103.691
Otros                                                                   1.118.171        1.102.471       883.001
                                                                       ----------       ----------    ----------
                                                                        9.908.990        8.366.662     6.753.149
                                                                       ==========       ==========    ==========

NOTA 11 - PRESTAMOS Y SOBREGIROS BANCARIOS:
------------------------------------------

Los prestamos bancarios y sobregiros bancarios al 30 de septiembre comprenden lo siguiente:

                                                                                        En valores nominales
                                                                                     --------------------------
                                                                                        2000            1999
                                                                                        ----            ----
                                                                                      (En miles de bolivares)
Prestamos con bancos locales, con vencimiento a corto plazo e intereses que oscilan entre el 13,5% y 16,75% anual (25% de interes
  anual en 1999)                                                                       11.900.000       240.000
Prestamos por unos 11.817 millones de pesos colombianos, equivalentes a US$5.325.730 (unos 2.000 millones de pesos colombianos, equivalentes a
  US$992.518 en 1999) con bancos en Colombia, con intereses que oscilan entre el
  7,58% y 14,5% anual (17,5% de interes anual en 1999) y
  vencimientos en octubre y noviembre de 2000 (Nota 18)                                 3.681.411       623.053
Prestamos por US$5.560.500 con bancos en el exterior, con
  vencimientos a corto plazo e intereses anuales entre el 7,81% y 7,87%                         -     3.490.604
Sobregiros bancarios                                                                    1.009.907       126.249
                                                                                       ----------    ----------
                                                                                       16.591.318     4.479.906
                                                                                       ==========     =========

Los prestamos en moneda extranjera han sido contratados por dos filiales con bancos del exterior para financiar capital de trabajo.

NOTA 12 - EFECTOS Y CUENTAS POR PAGAR:
-------------------------------------

Los efectos y cuentas por pagar al 30 de septiembre comprenden lo siguiente:

                                                                                           En valores nominales
                                                                                        -------------------------
                                                                                           2000           1999
                                                                                           ----           ----
                                                                                        (En miles de bolivares)
Productores de materias primas                                                         11.957.175    19.573.703
Proveedores (Nota 18)                                                                   9.796.197     7.098.695
Companias relacionadas (Nota 13)                                                        1.902.836     1.393.930
Otras (Nota 18)                                                                         1.452.760     2.290.009
                                                                                       ----------    ----------
                                                                                       25.108.968    30.356.337
                                                                                       ==========    ==========

NOTA 13 - SALDOS Y TRANSACCIONES CON RELACIONADAS:
-------------------------------------------------

La Compania y sus filiales forman parte de Empresas Polar y, como tal, tienen transacciones importantes con empresas relacionadas miembros de las Unidades Estrategica de Negocios de Alimentos y de Cerveza y Malta.

A continuacion se presenta un detalle de los saldos con empresas relacionadas al 30 de septiembre:

                                                                                       2000              1999
                                                                                       ----              ----
                                                                                 (En miles de bolivares nominales)
Por cobrar:
  C.A. Inversora Exito 2000                                                           1.931.848          939.072
  Cerveceria Polar del Centro, C.A.                                                   1.607.020          265.565
  Cerveceria Polar de Oriente, C.A.                                                   1.299.792          133.723
  Cerveceria Modelo, C.A.                                                             1.219.312          112.404
  Cerveceria Los Cortijos, C.A.                                                         921.603                -
  Industrias Benco, C.A.                                                                116.867                -
  Condominio Fundacion Polar                                                                  -           36.371
  Otras                                                                                 101.921          148.578
                                                                                     ----------       ----------
                                                                                      7.198.363        1.635.713
                                                                                     ==========       ==========
Por pagar:
  Cerveceria Polar, C.A.                                                              1.223.660          855.568
  Cerveceria Polar Los Cortijos, C.A.                                                         -          335.816
  Compania de Espectaculos del Este, S.A., CEDESA                                       392.881           85.464
  Otras                                                                                 286.295          117.082
                                                                                     ----------       ----------
                                                                                      1,902,836        1,393,930
                                                                                     ==========       ==========

Durante el 2000 las filiales de la Compania registraron gastos por servicios administrativos y gastos por servicios de transporte aereo por unos Bs
6.911.565.000 y Bs 240.177.000, respectivamente, prestados por companias relacionadas, los cuales se incluyen como Otros ingresos y egresos netos.

Asimismo, durante el 2000 y 1999, algunas filiales de la Compania otorgaron fondos por unos Bs 1.931.848.000 a la empresa relacionada C.A. Inversora Exito 2000, los cuales seran aportados a un Fideicomiso de Plan de Viviendas suscrito por dicha empresa relacionada con un banco local para el otorgamiento de prestamos a los empleados pertenecientes a las companias integrantes de la Unidad Estrategia de Negocios de Alimentos de Empresas Polar para la adquisicion de viviendas.

Algunos de los prestamos con companias relacionadas causan intereses a tasas de mercado. En el ano finalizado el 30 de septiembre de 2000, algunas de las filiales registraron ingresos por intereses por unos Bs 89 millones (Bs 45 millones en 1999).

NOTA 14 - IMPUESTOS:
-------------------

Impuesto sobre la renta -
-----------------------

El ejercicio fiscal de la Compania y el de sus empresas filiales finaliza el 30 de septiembre de cada ano.

Con base en la interpretacion, por parte de la gerencia y de los asesores legales de la Compania, de lo establecido en la Ley de Impuesto sobre la Renta vigente, para el ano fiscal finalizado el 30 de septiembre de 2000, la Compania y algunas de sus empresas filiales han aplicado el concepto tributario de "Unidad Economica", segun el cual la Compania consolida sus resultados fiscales con los de sus filiales Refinadora de Maiz Venezolana, C.A. (Remavenca), Corporacion Agroindustrial Corina, C.A., Molinos Sagra, C.A. (Mosaca), Alimentos Procria, C.A. y C.A. Promesa, habiendose designado a Remavenca como representante de la Unidad Economica ante las autoridades tributarias correspondientes. En este sentido, para la determinacion de la renta gravable consolidada de 2000, dicha Compania consolido sus resultados fiscales con las ganancias y perdidas fiscales de sus filiales antes mencionadas.

La Ley de Impuesto sobre la Renta permite traspasar perdidas fiscales y compensar impuestos con rebajas por nuevas inversiones hasta por los tres anos siguientes. La Compania y algunas de las filiales tienen perdidas fiscales trasladables por unos Bs 18.495 millones, de las cuales unos Bs 11.116 millones vencen en el 2001, unos Bs 3.685 millones vencen en el 2002 y unos Bs 3.694 millones vencen en el 2003. Asimismo, algunas de las filiales tienen rebajas por nuevas inversiones por unos Bs 10.914 millones, de las cuales unos Bs 6.841 millones vencen en el 2000, unos Bs 3.663 millones vencen en el 2001 y unos Bs 410 millones vencen en el 2002.

Las perdidas fiscales de anos anteriores y las rebajas de impuesto sobre la renta por nuevas inversiones en activos fijos fueron actualizadas por los cambios de valor de la unidad tributaria al 30 de septiembre de 2000.

La diferencia entre el resultado fiscal y la ganancia financiera esta formada principalmente por el efecto del ajuste regular por inflacion, la provision para cuentas de cobro dudoso, los gastos acumulados por pagar y otras provisiones y las acumulaciones para indemnizaciones laborales.

Durante el ano finalizado el 30 de septiembre de 2000, algunas de las filiales tuvieron un gasto de impuesto sobre la renta de unos Bs 2.029 millones, de los cuales unos Bs 1.563 millones (Bs 1.267 millones en 1999) corresponden a las filiales ubicadas en Colombia.

Al 30 de septiembre de 2000 y 1999, el impuesto por pagar se presenta neto de impuestos prepagados durante el ano.

Impuesto a los activos empresariales -
------------------------------------

El impuesto a los activos empresariales constituye un impuesto alternativo y complementario del impuesto sobre la renta. Este impuesto es del 1% sobre el promedio simple de los activos totales ajustados por inflacion sobre los montos al principio y al final del ano. Como parte de esta normativa, en el 2000 la Compania y sus filiales determinaron este tributo individualmente con el impuesto sobre la renta, registrando como gasto de impuesto el que resulto mayor.

En el 2000 el gasto de algunas filiales de la Compania corresponde a impuesto a los activos empresariales por unos Bs 2.521 millones (Bs 2.346 millones en
1999). Los creditos fiscales por concepto de impuesto a los activos empresariales se podran compensar con el impuesto sobre la renta en los proximos tres anos fiscales, siempre y cuando este ultimo sea superior.

NOTA 15 - PATRIMONIO:
--------------------

En Asamblea Ordinaria de Accionistas, celebrada en diciembre de 1999, se acordo decretar un dividendo en efectivo hasta por unos Bs 7.503 millones, con cargo a las ganancias retenidas no distribuidas.

En Asamblea Extraordinaria de Accionistas de la Compania, celebrada el 30 de agosto de 1999, se acordo decretar un dividendo en especie por unos Bs 26.351 millones, representado por los derechos que la Compania tiene como beneficiario al 31 de julio de 1999 sobre un fideicomiso constituido en el Deutsche Bank International Trust Co. Limited, vease la Nota 4.

En Asamblea Ordinaria de Accionistas de la Compania, celebrada el 23 de marzo de 1999, se acordo aumentar el capital social en Bs 273.693.600, mediante la emision de 2.736.936 nuevas acciones, con un valor nominal de Bs 100 cada una. Dichas acciones fueron suscritas y pagadas por los accionistas, mediante el aporte de acciones de algunas de las empresas filiales.

Al 30 de septiembre de 2000 y 1999, el capital social de la Compania esta constituido por 644.010.300 acciones, con valor nominal de Bs 100 cada una.

De acuerdo con lo establecido en los estatutos de la Compania, se aparto el 1% de la utilidad neta del ano finalizado el 30 de septiembre de 2000 y del periodo de diez meses finalizado el 30 de septiembre de 1999 para el pago de la participacion estatutaria a algunos accionistas. En el 2000 el monto registrado por este concepto alcanzo a unos Bs 376.345.000 (Bs 384.517.000 en 1999) y se presenta en el rubro de Acumulacion para participacion y remuneracion estatutarias.

Al 30 de septiembre de 2000 las ganancias retenidas no distribuidas incluyen unos Bs 52.000 millones (Bs 11.600 millones en 1999) de participacion en ganancias retenidas de filiales consolidadas, que estaran disponibles cuando dichas filiales decreten y repartan los dividendos correspondientes.

NOTA 16 - PLAN DE PENSIONES DE JUBILACION:
-----------------------------------------

El plan de pensiones de las filiales es administrado por la empresa relacionada Asociacion Civil para Beneficios Laborales "SOCIBELA" y se basa en un tiempo minimo de diez anos de servicio. Igualmente, dicho plan garantiza un pago equivalente a una pension minima de diez anos a cada empleado elegible para el mismo.

De acuerdo con calculos actuariales efectuados en 1998, se determino el pasivo actuarial de las companias, el cual representa el valor actual de los beneficios proyectados del plan. El pasivo sin financiar, principalmente originado por el costo retroactivo de los beneficios, sera amortizado en treinta anos. De acuerdo con los calculos actuariales realizados, los cuales consideran una tasa de descuento del 8%, el costo futuro del mismo equivale al 8,95% anual de la nomina de las filiales e incluye la amortizacion del pasivo sin financiar. El monto cargado a gastos por este concepto durante el ano finalizado el 30 de septiembre de 2000 fue de unos Bs 1.332 millones (Bs 1.029 millones en 1999), incluido en la cuenta de Gastos generales y administracion.

Adicionalmente, los gastos generales y de administracion en el 2000 incluyen unos Bs 293 millones (Bs 3.008 millones en 1999) correspondientes a pagos unicos efectuados a empleados elegibles al plan de pensiones de jubilacion, que dejaron de prestar servicios en las filiales de la Compania.

NOTA 17 - FONDO ESTATUTARIO PARA REMUNERACIONES:
-----------------------------------------------

De acuerdo con lo establecido en sus estatutos, la Compania registro con cargo a resultados, un fondo estatutario para las remuneraciones directivas y ejecutivas equivalente al 3% de la utilidad neta antes del gasto por este concepto. En el ano finalizado el 30 de septiembre de 2000, el monto registrado alcanzo a Bs
1.163.955.000 (Bs 1.189.230.000 en el periodo de diez meses finalizado de 30 septiembre de 1999).

NOTA 18 - SALDOS EN MONEDA EXTRANJERA:
-------------------------------------

Los saldos en moneda extranjera al 30 de septiembre comprenden principalmente lo siguiente:

                                                                                    En dolares estadounidenses
                                                                                    --------------------------
                                                                                       2000             1999
                                                                                       ----             ----
Activo:
  Efectivo                                                                            2.046.379       1.452.663
  Inversiones temporales (Nota 3)                                                    76.939.117       6.230.195
  Cuentas por cobrar (Nota 5) -
    Comerciales                                                                       5.319.801         506.767
    Otras                                                                             1.468.480          57.028
  Anticipo a proveedores                                                                530.371               -
                                                                                     ----------       ---------

                                                                                     86.304.148       8.246.653
                                                                                     ==========       =========
Pasivo:
  Prestamos bancarios (Nota 11) -
    En dolares estadounidenses                                                                -       5.560.500
    En pesos colombianos                                                              5.325.730         992.518
  Cuentas por pagar (Nota 12) -
    Proveedores                                                                       2.025.492       1.083.650
    Otras                                                                                     -          75.942
                                                                                     ----------       ---------

                                                                                      7.351.222       7.712.610
                                                                                     ==========       =========

NOTA 19 - EMISION DE PAPELES COMERCIALES AL PORTADOR:
----------------------------------------------------

Durante 1999 y 1998, la Comision Nacional de Valores (CNV) autorizo a la filial Procesadora Venezolana de Cereales, S.A. (Provencesa) para emitir papeles comerciales al portador hasta por un monto maximo de Bs 65.000 millones o su equivalente en dolares estadounidenses, con vigencia de un ano, contado a partir de la fecha en la cual se emita la primera serie, cuya emision se efectuo a partir del 1 de diciembre de 1999 y el 10 de diciembre de 1998. Durante el ano finalizado el 30 de septiembre de 2000, la filial efectuo las siguientes emisiones:

Vencidas:
--------

En moneda nacional:
------------------

                                                                                                   Rendimiento
Serie                      Valor nominal                         Fecha de                             anual
-----                      -------------                ------------------------------             -----------
                            (Miles de                   Emision            Vencimiento                  %
                            bolivares)                  -------            -----------                  -
99-I-1                      8.000.000                   09-12-99             10-04-00                 18,00
99-I-2                      6.000.000                   09-12-99             15-05-00                 19,25
99-I-3                      6.000.000                   09-12-99             05-06-00                 20,50
99-II-1                    10.000.000                   20-01-00             22-05-00                 17,75
99-I-4                     10.000.000                   03-02-00             12-06-00                 17,00
99-I-5                      8.000.000                   17-02-00             10-07-00                 16,00
99-I-6                      8.000.000                   06-04-00             21-08-00                 14,00
99-II-2                    10.000.000                   18-05-00             28-08-00                 14,50
99-I-7                     10.000.000                   01-06-00             04-09-00                 17,50


Vigentes:
--------
                                 Valor
                      ----------------------------                                                 Rendimiento
Serie                  Nominal           Colocado                  Fecha de                           anual
-----                  -------           --------          ----------------------------            -----------

                         (Miles de bolivares)              Emision          Vencimiento                 %
                                                           -------          -----------                 -
99-I-8                8.000.000          8.000.000         13-07-00           23-10-00                15,50
99-I-9                8.000.000          8.000.000         17-08-00           27-11-00                15,50
99-II-3               8.000.000          8.000.000         24-08-00           04-12-00                15,50
99-II-4               8.000.000          8.000.000         31-08-00           15-01-01                15,50
                     ----------         ----------

                     32.000.000         32.000.000
                     ==========         ==========

Estas emisiones fueron colocadas a descuento y estan garantizadas por contratos de comision a cargo de las siguientes companias relacionadas: Remavenca y sus establecimientos, Corina y sus establecimientos y Mosaca, todas estas pertenecientes a la Unidad Estrategica de Negocios de Alimentos de Empresas Polar. A partir de diciembre de 1999, tambien estan garantizadas por contratos de comision a cargo de las siguientes companias relacionadas: Cerveceria Polar Los Cortijos, C.A., Cerveceria Polar de Oriente, C.A., Cerveceria Modelo, C.A. y Cerveceria Polar del Centro, C.A., todas estas pertenencientes a la Unidad Estrategica de Negocios de Cerveza y Malta de Empresas Polar. Adicionalmente, las emisiones efectuadas estan garantizadas por una carta de credito documentaria irrevocable y no transferible emitida por una institucion financiera del exterior.

NOTA 20 - COMPROMISOS:
---------------------

En mayo de 2000 una filial de la Compania celebro con una empresa local un contrato por servicios para la manufactura de algunos de sus productos. Dicho contrato tiene una vigencia de diez anos y de acuerdo con los terminos del mismo, la filial se compromete a proporcionar la materia prima y el material de empaque necesarios, asi como el efectivo requerido en calidad de prestamo. Al 30 de septiembre de 2000 el rubro de Otras cuentas por cobrar incluye unos Bs 693 millones relacionados con dicho acuerdo.

NOTA 21 - CONTINGENCIAS:
-----------------------

Impuestos -
---------

En octubre de 1999 la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) recibio reparos fiscales del Servicio Nacional de Administracion Tributaria (SENIAT), correspondientes a las declaraciones de rentas de los anos finalizados el 30 de septiembre de 1995, 1996, 1997 y 1998, por unos Bs 11.659 millones, por concepto de ausencia de retenciones en pagos de comisiones y otros, diferencias en reajustes por inflacion y rechazo de rebajas por nuevas inversiones.

En agosto de 1995 una compania fusionada en 1998 con la filial Remavenca recibio reparos fiscales del Servicio Nacional Integrado de Administracion Tributaria (SENIAT), correspondientes a las declaraciones de rentas de los anos finalizados el 31 de octubre de 1991, 1992 y 1993 y el ano finalizado el 30 de septiembre de 1994, por unos Bs 3.530 millones, por concepto de impuesto sobre la renta, multa, actualizacion monetaria e intereses compensatorios, relacionados principalmente con el rechazo de gastos imputados al costo a efectos de la renta gravable. Dicha empresa introdujo Recurso Jerarquico y Recurso Contencioso Tributario, contra los mencionados reparos. Como resultado del Recurso Jerarquico, fueron anuladas las planillas de liquidacion correspondientes a multas por unos Bs 1.783 millones.

En 1994 la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) y sus filiales recibieron reparos por parte del Servicio Nacional de Administracion Tributaria (SENIAT) por unos Bs 570 millones que incluyen multa e intereses.

Las filiales de la Compania han tomado las medidas legales correspondientes y, en opinion de la gerencia de las companias, dichos reparos no prosperaran, por lo que no han registrado provision alguna para cubrir cualquier posible contingencia en relacion con los mencionados reparos.

NOTA 22 - ESTADOS FINANCIEROS CONSOLIDADOS EN VALORES ACTUALIZADOS POR LOS
--------------------------------------------------------------------------
EFECTOS DE LA INFLACION, PRESENTADOS COMO INFORMACION COMPLEMENTARIA:
--------------------------------------------------------------------

A continuacion se presentan, como informacion complementaria, los estados financieros al 30 de septiembre de 1999, expresados en valores actualizados por los efectos de la inflacion, como informacion complementaria:

                          BALANCE GENERAL CONSOLIDADO
                          ---------------------------
                           30 DE SEPTIEMBRE DE 1999*
                           ------------------------
   (Expresado en miles de bolivares constantes al 30 de septiembre de 2000)

                                                                Activo
                                                                ------

Activo circulante:
  Efectivo                                                                                            9.212.772
  Inversiones temporales                                                                             12.571.062
  Efectos y cuentas por cobrar                                                                       23.928.757
  Existencias                                                                                        61.611.241
  Anticipos a proveedores                                                                               254.541
  Gastos pagados por anticipado                                                                       1.021.920
                                                                                                    -----------

           Total activo circulante                                                                  108.600.293

Cuentas por cobrar a largo plazo                                                                      1.009.040
Inversiones en terrenos y acciones                                                                    4.798.635
Activos fijos                                                                                       177.136.535
Exceso del costo sobre el valor en libros de filiales, neto de
  amortizacion acumulada                                                                                594.225
Cargos diferidos y otros activos                                                                      9.188.097
                                                                                                    -----------

                                                                                                    301.326.825
                                                                                                    ===========

                                                  Pasivo y Patrimonio
                                                  -------------------

Pasivo circulante:
  Prestamos y sobregiros bancarios                                                                    5.194.003
  Inversionistas en papeles comerciales                                                              13.912.800
  Efectos y cuentas por pagar                                                                        35.195.137
  Impuestos por pagar                                                                                 3.241.081
  Acumulacion para participacion y remuneraciones estatutarias                                        2.017.465
  Gastos acumulados, beneficios al personal y otros pasivos                                          17.683.764
  Indemnizaciones laborales por pagar                                                                   705.812
                                                                                                    -----------

           Total pasivo circulante                                                                   77.950.062

Acumulacion para indemnizaciones laborales                                                            3.854.912
                                                                                                    -----------

           Total pasivo                                                                              81.804.974

Intereses minoritarios                                                                               20.486.873
Patrimonio                                                                                          199.034.978
                                                                                                    -----------

                                                                                                    301.326.825
                                                                                                    ===========

                   * Reestructurado para fines comparativos

                  ESTADO CONSOLIDADO DE GANANCIAS Y PERDIDAS
                  ------------------------------------------
         PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999*
         ------------------------------------------------------------
   (Expresado en miles de bolivares constantes al 30 de septiembre de 2000)


Ventas netas                                                                                         441.898.758
Participacion sobre ventas                                                                            35.171.045
                                                                                                    ------------

                                                                                                     477.069.803

Costo de ventas                                                                                      340.781.935
                                                                                                    ------------

            Utilidad bruta                                                                           136.287.868
                                                                                                    ------------
Gastos de operaciones:
  Distribucion y ventas                                                                               54.058.400
  Generales y de administracion                                                                       52.463.046
  Descuentos por pronto pago y otros                                                                   2.352.276
  Provision para cuentas de cobro dudoso                                                                 503.118
  Fondo estatutario para remuneraciones                                                                1.378.793
                                                                                                    ------------

                                                                                                     110.755.633
                                                                                                    ------------

            Utilidad en operaciones                                                                   25.532.235
                                                                                                    ------------
Beneficio (costo) integral de financiamiento:
  Intereses gastos, neto                                                                          (   26.050.420)
  Fluctuaciones cambiarias, neto                                                                          77.447
  Beneficio por posicion monetaria                                                                    12.572.088
                                                                                                    ------------
                                                                                                  (   13.400.885)
Otros ingresos y egresos:
  Ingresos financieros por inversion en fideicomiso, netos                                             9.490.505
  Perdida en venta y desincorporacion de vehiculos y activos fijos                                (    2.985.308)
  Otros ingresos, neto                                                                                 5.323.015
                                                                                                    ------------

                                                                                                      11.828.212
                                                                                                    ------------

            Utilidad antes de impuestos e intereses minoritarios                                      23.959.562
Impuestos:
  A los activos empresariales                                                                     (    2.799.839)
  Sobre la renta                                                                                  (    1.468.488)
Participacion de intereses minoritarios                                                                  642.802
                                                                                                    ------------

            Utilidad neta                                                                             20.334.037
                                                                                                    ============
                                     * Reestructurado para fines comparativos

                       ESTADO CONSOLIDADO DE PATRIMONIO
                       --------------------------------

         PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999
         ------------------------------------------------------------

   (Expresado en miles de bolivares constantes al 30 de septiembre de 2000)

                                                                                           Exceso del
                                         Capital social                                      valor
                                   ---------------------------                             patrimonial
                                                                                           sobre costo
                                   Suscrito     Actualizacion    Reserva                  de inversion    Ajuste por       Total
                                   y pagado      de capital       legal       Deficit*      en filial     traduccion     patrimonio
                                  ----------    -------------    -------      --------    ------------    ----------    -----------

Saldos al 30 de septiembre
  de 1998                         64.127.337       25.969.065           -   (   768.578)   120.404.985     1.146.217    210.879.026

Aumento de capital social            273.693           71.710           -             -              -             -        345.403
Dividendos en especie                      -                -           -   (30.814.103)             -             -   ( 30.814.103)
Exceso del valor patrimonial
  sobre el costo en aporte de
  acciones en filiales                     -                -           -             -        438.160             -        438.160
Ajuste por traduccion en filiales          -                -           -             -              -    (3.396.211)  (  3.396.211)
Adquisicion de filial                      -                -           -             -      1.694.475             -      1.694.475
Utilidad neta                              -                -           -    20.334.037              -             -     20.334.037
Apartado para reserva legal                -                -   2.229.050   ( 2.229.050)             -             -              -
Apartado para pago de
  participacion estatutaria                -                -           -   (   445.809)             -             -   (   445.809)
                                  ----------       ----------   ---------   -----------    -----------    ----------   ------------

Saldos al 30 de septiembre
  de 1999                         64.401.030       26.040.775   2.229.050   (13.923.503)   122.537.620    (2.249.994)   199.034.978
                                  ==========       ==========   =========   ===========    ===========    ==========   ============

                   * Reestructurado para fines comparativos

                   ESTADO CONSOLIDADO DE FLUJOS DE EFECTIVO
                   ----------------------------------------
         PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999*
         -------------------------------------------------------------
   (Expresado en miles de bolivares constantes al 30 de septiembre de 2000)


FLUJOS DE EFECTIVO POR ACTIVIDADES OPERACIONALES:
  Utilidad neta                                                                                    20.334.037
  Apartado para participacion estatutaria                                                        (    445.809)
                                                                                                  -----------

  Utilidad neta despues de apartado para pago de participacion estatutaria                         19.888.228

  Ajustes para conciliar la utilidad neta con el efectivo neto provisto por actividades operacionales -
    Depreciacion                                                                                   25.542.570
    Amortizacion de cargos diferidos                                                                1.211.640
    Amortizacion del exceso del costo sobre el valor en libros de inversion en compania filial        207.413
     Ingresos financieros por inversion en fideicomiso                                           (  9.490.505)
     Provision de indemnizaciones laborales                                                         5.851.754
     Pagos de indemnizaciones laborales                                                          (  5.200.182)
     Provision para cuentas de cobro dudoso                                                           503.118
     Castigo de cuentas incobrables                                                              (    201.940)
     Variacion neta en activos y pasivos operacionales -
       Efectos y cuentas por cobrar                                                                 5.937.407
       Existencias                                                                                 43.279.798
       Anticipos a proveedores                                                                        494.981
       Gastos pagados por anticipado                                                                1.968.430
       Exceso del costo sobre el valor en libros de filiales                                           98.552
       Cuentas por cobrar a largo plazo                                                               201.725
       Vehiculos para la venta                                                                      3.071.187
       Cargos diferidos y otros activos                                                          (  6.163.907)
       Efectos y cuentas por pagar                                                               ( 12.315.056)
       Impuestos por pagar                                                                          1.653.659
       Dividendos por pagar                                                                      (  5.355.360)
       Acumulacion para remuneraciones y participacion estatutaria                               (  2.868.778)
       Gastos acumulados, beneficios al personal y otros pasivos                                 ( 12.876.012)
       Intereses minoritarios                                                                    (  2.009.972)
                                                                                                  -----------

            Efectivo neto provisto por actividades operacionales                                   53.428.750
                                                                                                  -----------
FLUJOS DE EFECTIVO POR ACTIVIDADES DE INVERSION:
  Variacion neta de inversion en instrumentos financieros                                           1.141.155
  Variacion neta de inversion en fideicomiso                                                       35.339.711
  Variacion neta de activo fijo                                                                  (  7.007.409)
  Variacion neta de inversiones en terrenos y acciones                                           (  1.233.871)
  Ajuste por traduccion en filiales                                                              (  3.396.211)
  Exceso del valor patrimonial sobre el costo en aporte de acciones en filiales                       438.160
  Adquisicion de filial
                                                                                                    1.694.475
                                                                                                  -----------
              Efectivo neto provisto por actividades de inversion                                  26.976.010
                                                                                                  -----------
FLUJOS DE EFECTIVO POR ACTIVIDADES DE FINANCIAMIENTO:
  Aumento de capital social                                                                           345.403
  Dividendos en especie                                                                          ( 30.814.103)
  Prestamos y sobregiros bancarios                                                               ( 31.243.909)
  Inversionistas en  papeles comerciales                                                         ( 18.485.459)
                                                                                                  -----------
              Efectivo neto usado en actividades de financiamiento                               ( 80.198.068)
                                                                                                  -----------
EFECTIVO Y SUS EQUIVALENTES:
  Variacion del periodo                                                                               206.692

  Al inicio del periodo                                                                            21.577.142
                                                                                                  -----------

  Al final del periodo                                                                             21.783.834
                                                                                                  ===========
INFORMACION COMPLEMENTARIA:
  Resultado por posicion monetaria originada por actividades -
    Operacionales                                                                                   4.048.659
    De inversion                                                                                 (  9.857.965)
    De financiamiento                                                                              21.605.764
    Efectivo al inicio                                                                           (  3.224.370)
                                                                                                  -----------

  Beneficio por posicion monetaria                                                                 12.572.088
                                                                                                  ===========
                                    * Reestructurado para fines comparativos

Los estados financieros al 30 de septiembre de 1999, expresados en valores actualizados por la inflacion como informacion complementaria, estan presentados de acuerdo con las bases indicadas en la Nota 2b).

Existencias -
-----------

Los saldos al 30 de septiembre de 1999 de las existencias estan presentados con base en el indice general de precios al 30 de septiembre de 2000:

                                                                                              (En miles de
                                                                                               bolivares)
  Materias primas                                                                               46.333.719*
  Productos terminados y en proceso                                                             12.261.778
  Material de empaque y otros                                                                    2.580.676
  Otros inventarios                                                                                424.773
  Materia prima en transito                                                                         38.104
  Provision para obsolescencia                                                                 (    27.809)
                                                                                                ----------

                                                                                                61.611.241
                                                                                                ==========

* Reestructurado para fines comparativos.

Inversiones en terrenos y acciones -
----------------------------------

Los saldos al 30 de septiembre de 1999 de las inversiones estan presentados con base en el indice general de precios al 30 de septiembre de 2000:

                                                                                                (En miles
                                                                                                   de
                                                                                               bolivares)
  Acciones:
    Transporte Polar, C.A.                                                                      1.410.135
    Acciones de companias registradas al costo                                                    945.734
  Terrenos y otros                                                                              2.442.766
                                                                                                ---------

                                                                                                4.798.635
                                                                                                =========

Activos fijos -
-------------

Los saldos al 30 de septiembre de 1999 de los activos fijos estan presentados con base en el indice general de precios al 30 de septiembre de 2000:

                                                                                              (En miles de
                                                                                                bolivares)
  Edificios e instalaciones                                                                    142.185.166
  Maquinaria y equipos                                                                         313.167.085
  Mobiliario y equipos de oficina                                                               15.712.905
  Vehiculos                                                                                     27.468.029
  Otros                                                                                          7.566.091
                                                                                              ------------

             Van                                                                               506.099.276



                                                                                            (En miles de
                                                                                              bolivares)

             Vienen                                                                            506.099.276
  Depreciacion acumulada                                                                      (353.816.527)
                                                                                              ------------
                                                                                               152.282.749
  Terrenos:
    Costo                                                                                       19.197.854
    Revaluacion                                                                                    221.689
  Construccion en proceso                                                                        5.391.994
  Activos no utilizados en las operaciones
                                                                                                    42.249
                                                                                              ------------

                                                                                               177.136.535
                                                                                              ============
Cargos diferidos y otros activos -
--------------------------------

Los saldos al 30 de septiembre de 1999 de los cargos diferidos y otros activos estan presentados con base en el indice general de precios al 30 de septiembre de 2000:


                                                                                             (En miles de
                                                                                              bolivares)

  Sistema SAP-R3                                                                                 4.678.731
  Gastos preoperativos de filiales en el exterior                                                  877.130
  Amortizacion acumulada                                                                        (1.211.640)
                                                                                                ----------

                                                                                                 4.344.221

  Repuestos y suministros, neto de provision                                                     3.517.461
  Envases retornables                                                                              223.777
  Otros                                                                                          1.102.638
                                                                                                ----------

                                                                                                 9.188.097
                                                                                                ==========

                                   Anexo A-2

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------

                                 Y SUS FILIALES
                                 --------------

                  (Antes Proalca Productos Alimenticios, C.A.)

               INFORNM DE LOS CONTADORES PUBLICOS INDEPENDIENTES Y
               ---------------------------------------------------

                        ESTADOS FINANCEEROS CONSOLIDADOS
                        --------------------------------

                            30 DE SEPTIEMBRE DE 1999
                            ------------------------

Informa de la Oferta en Venezuela
--------------------------------------------------------------------------------

30 de noviembre de 1999

A los Accionistas y la Junta Directiva de
Alprovenca, Alimentos y Productos Venezolanos, C.A.
  (antes Proalca Productos Alimenticios, C.A.)

Hemos examinado el balance general consolidado de Alprovenca, Alimentos y Productos Venezolanos, C.A. (antes Proalca Productos Alimenticios, C.A.) y sus filiales al 30 de septiembre de 1999 y los estados consolidados conexos de ganancias y perdidas, de patrimonio y de flujos de efectivo por el periodo de diez meses finalizado en esa fecha, elaborados sobre la base del costo historico. Conjuntamente con dicho examen, tambien hemos examinado los estados financieros consolidados adjuntos al 30 de septiembra de 1999 expresados en valores actualizados por los efectos de la inflacion, presentados como informacion complementaria. La preparacion de dichos estados financieros consolidados con sus notas es responsabilidad de la gerencia de la Compania. Nuestra responsabilidad es la de expresar una opinion sobre tales estados financieros consolidados con base en nuestro examen.

Efectuamos nuestro examen de acuerdo con normas de auditoria de aceptacion general en Venezuela. Esas normas requieren que planifiquernos y efectuernos el examen para obtener una seguridad razonable de que los estados financieros consolidados no incluyan errores significativos. Un examen incluye las pruebas selectivas de la evidencia que respalda los montos y divulgaciones en los estados financieros consolidados; tambien incluye la evaluacion de los principios de constabilidad utilizados y de las estimaciones contables importantes hechas por la gerencia, asi como de la adequada presentacion de los estados financieros consolicados. Consideramos que nuestro examen proporciona una base razonable para sustentar nuestra opinion.

Los estados financieros consolidados adjuntos estan elaborados sobre la base del costo historico y, por lo tanto, omiten el reconocimiento de los efectos de la inflacion, tal como lo requieren los principios de contabilidad de aceptacion general, emitidos por la Federacion de Colegios de Contadores Publicos de Venezuela. Como se muestra en los estados financieros consolidados adjuntos al 30 de septiembre de 1999, expresados en valores actualizados por los efectos de la inflacion, como informacion complementaria, el reconocimiento de los efectos de la inflacion modificaria substancialmente la situacion financiera y los resultados de sus operaciones presentados en los estados financieros consolidados adjuntos elaborados sobre la base del costo historico.

En nuestra opinion, debido a los efectos del asunto descrito en el tercer parrafo, los estados financieros consolidados adjuntos al 30 de septiembre de 1999 examinados por nosotros, expresados en bolivares nominales sobre la base del costo historico como informacion primaria, no presentan razonablementa, de conformidad con principios de contabilidad de aceptacion general en Venezuela, la situacion financiera de Alprovenca, Alimentos y Productos Venezolanos, C.A. (antes Proalca Productos Alimenticios, C.A.) y sus filiales al 30 de septiembre de 1999, ni los resultados de sus operaciones, ni los flujos de efectivo por el periodo de diez meses finalizado en esa fecha.

Los estados financieros consolidados adjuntos al 30 de septiembre de 1999, expresados en bolivares nominales sobre la base del costo historico, como informacion primaria, constituyen una presentacion diferente a principios de contabilidad de aceptacion general en Venezuela. En nuestra opinion, los estados financieros consolidados adjuntos de Alprovenca, Alimentos y Productos Venezolanos, C.A. (antes Proalca Productos Alimenticios, C.A.) y sus filiales expresados en bolivares nominales sobre la base del costo historica, estan presentados razonablemente de conformidad con las bases contables descritas en la Nota 2). Adicionalmente, los estados financieros consolidados adjuntos al 30 de septiembre de 1999, actualizados por los efectos de la inflacion, como informacion complementaria, presentan razonablemente la actualizacion, por los efectos de la inflacion, de los estados financieros consolidados al 30 de septiembre de 1999 expresados en bolivares nominales sobre la base del costo historico, antes mencionados, de conformidad con principios de contabilidad de aceptacion general en Venezuela.

ESPINEIRA, SHELDON Y ASOCIADOS

/s/ Maria del Carmen Sanchez C.
Maria del Carmen Sanchez C.
CPC3157

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------

                                 Y SUS FILIALES
                                 --------------

                           BALANCE GENERAL CONSOLIDADO
                           ---------------------------

                            30 DE SEPTIEMBRE DE 1999
                            ------------------------
                             (En miles de bolivares)


                                                                                           En valores             En valores
                                                                                          actualizados         nominales sobre
                                                                                         por los efectos       1a base del costo
                                                                                         de la inflacion       historico como
                                                                                        como informacion         informacion
                                                                                        complementaria            primaria
                                                                                        ---------------        --------------
                    Activo
                    ------
Activo circulante:
 Efectivo (Nota 18)                                                                         7.946.155         7.946. 155
 Inversiones ternporales (Notas 3 y IS)                                                    10.842.731         10,842.731
 Efectos ~ cuentas por cobrar (Notas 5 y 18)                                               20.638.914         20.475.220
 Existencias (Nota 6)                                                                      52.939.967         38.653.816
 Anticipos a proveedores                                                                      219.546            219.546
 Gaslos pagados per anticipado                                                                881.421            786.518
                                                                                           ----------         ----------
      Total activo circulante                                                              93.468.734         78.923.986

Cuentas per cobrar a largo plazo (Nota 7)                                                     870.312            555.996
Inversiones en terrenos y acciones (Nota 8)                                                 4.139.995          1.374.465
Activos fijos (Nota 9)                                                                    152.782.935         61.848.022
Exceso del costo sobre el valor en libros de filiales, neto de
 amortizacion acumulada (Nota 8)                                                              512.529          1.440.326
Cargos difericlos y otros activos (Nota 10)                                                 7.924.872          6.753.149
                                                                                          -----------        -----------
                                                                                          259.698.277        150.895.944
                                                                                          ===========        ===========
                  Pasivo y Patrimonio
                  -------------------
Pasivo circulante:
  Prestamos y sobregiros bancarios (Notas 11 y 18)                                          4.479.906          4.479.906
 Inversionistas en papeles comerciales (Nota 19)                                           12.000.000         12.000.000
 Efectos y cuentas por pagar (Notas 12 y 18)                                               30.356.337         30.356.337
 Impuestos por pagar (Nota 14)                                                              2.795.481          2.795.481
 Acumulacion para participacion y remuneraciones
   estatutarias (Notas 15 y 17)                                                             1.740.094          1.740.094
 Gastos acumulados beneficios al personal y otros pasivos (Nota 5)                         15.252.513         15.252.513
 Indemnizaciones laborales por pagar                                                          608.774            608.774
                                                                                          -----------        -----------
      Total pasivo circulante                                                              67.233.10S         67.233.105
Acumulacion para indemnizaciones laborales                                                  3.324.920          3.324.920
                                                                                          -----------        -----------
      Total pasivo                                                                         70.558.025         70.558.025
Intereses minoritarios                                                                     17.684.731          6.845.875
Patrimonio (Nota 15)                                                                      171.455.521         73.492.044
                                                                                          -----------        -----------
                                                                                          259.698.277        150.895.944
                                                                                          ===========        ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------

                                 Y SUS FILIALES
                                 --------------

                   ESTADO CONSOLIDADO DE GANANCIAS Y PERDIDAS
                   ------------------------------------------

          PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999
          ------------------------------------------------------------
                             (En miles de bolivares)




                                                                                          En valores       En valores
                                                                                         actualizados    norainales sobre
                                                                                        por los efectos  la base del costo
                                                                                        de la inflacion   historico como
                                                                                       como informacion     informacion
                                                                                        complementaria       primaria

                                                                                        --------------     ---------------
Ventas netas                                                                              381.144.349        347.677.130
Participacion sobre ventas                                                                 30.335.557         27.740.629
                                                                                          -----------        -----------
                                                                                          411.479.906        375.417.759
Costo de ventas                                                                           293.492.775        242.917.039
                                                                                          -----------        -----------
        Utilidad bruta                                                                    117.987.131        132.500.720
                                                                                          -----------        -----------
Gastos de operaciones:
  Distribucion y ventas                                                                    46.626.186         41.049.431
  Generales y de administracion (Nota 16)                                                  45.250.169         39.397.182
  Descuentos por pronto pago y otros                                                        2.028.873          1.809.394
  Provision para cuentas de cobro dudoso                                                      433.947            400.973
  Fondo estatutario para remuneraciones (Nota 17)                                           1.189.230          1.189.230
                                                                                          -----------        -----------
                                                                                           95.528.405         83.846.210
                                                                                          -----------        -----------
        Utilidad en operaciones                                                            22.458.726         48.654.510
                                                                                          -----------        -----------
Beneficio (costo) integral de financiamiento:
  Intereses gastos, neto (Notas 11 v 19)                                                  (22.468.881)       (21.074.505)
  Fluctuaciones cambiarias, neto                                                               66.799             65.911
  Beneficio por posicion monetaria                                                         10.843.616             --
                                                                                          -----------        -----------
                                                                                          (11.558.466)       (21.008.594)
                                                                                          -----------        -----------
Otros ingresos y egresos:
  Ingresos financieros por inversion en fideicomiso, netos (Nota 4)                         8.185.704          7.952.484
  Perdida en venta y desincorporacion de vehiculos y activos fijos
    (Notas 2a) y 7)                                                                        (2.574.874)          (594.355)
  Otros ingresos, neto                                                                      4.591.181          8.348.511
                                                                                          -----------        -----------
                                                                                           10.202.011         15.706.640
                                                                                          -----------        -----------
        Utilidad antes de impuestos e intereses minoritarios                               21.102,271         43.352.556
Impuestos (Nota 14):
  A los activos empresariales                                                              (2.414.903)        (2.346.358)
  Sobre la renta                                                                           (1.266.593)        (1.266.593)
Participacion de intereses minoritarios                                                       523.896         (1.287.827)
                                                                                          -----------        -----------
        Utilidad neta                                                                      17.944.671         38.451.778
                                                                                          ===========        ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------

                                 Y SUS FILIALES
                                 --------------

                        ESTADO CONSOLIDADO DE PATRIMONIO
                        --------------------------------
          PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1998
          ------------------------------------------------------------
                             (En miles de bolivares)

                                                En valores nominales sobre la base del costo
                                                     historico como informacion primaria
                                           -------------------------------------------------------------
                                                                            Utilidades        Ajuste
                                              Capital         Reserva       retenidas           por
                                              social           legal        (deficit)        traduccion           Total
                                           -----------    ------------   -------------      ------------      -------------
Saldos al 30 de noviembre de 1998          64.127.337           --          (684.768)         815.835           64.258.404
Aumento de capital social (Nota 15)           273.693           --            --                --                 273.693
Dividendos en especie (Nota 15)                --               --       (26.350.825)           --             (26.350.825)
Ajuste por traduccion en filiales                               --                         (2.756.489)          (2.756.489)
Utilidad neta                                  --                         38.451.778            --              38.451.778
Apartado para reserva legal                                 1.922.589     (1.922.589)                              --
Apartado para pago de participacion
  estatutaria (Nota 15)                        --               --          (384.517)           --                (384.517)
                                           ----------       ---------      ---------       -----------          ----------
Saldos al 30 de septiembre de 1999         64.401.030       1.922.589      9.109.079       (1.940.654)          73.492.044
                                           ==========       =========      =========       ============         ==========

 Las notas anexas forman parte integral de los estados financieros consolidados

               ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
               ---------------------------------------------------
                                 Y SUS FILIALES
                                 --------------

                        ESTADO CONSOLIDADO DE PATRIMONIO
                        --------------------------------
          PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999
          ------------------------------------------------------------
                             (En miles de bolivares)

                                      En valores actualizados por los efectos de la inflacion
                                                 como informacion complementaria
                                                 --------------------------------

                                                                                                 Exceso del
                                                                                                    valor
                                        Capital social                                           patrimonial
                                        --------------                                           sobre costo
                                           Suscrito    Actualizacion   Reserva                  de inversion  Ajuste por    Total
                                           y pagado     de capital      legal       Deficit        en filial  traduccion patrimonio
                                         -----------   -------------  --------   -------------- ------------  ---------- ----------
Saldos al 30 de noviembre de 1998         64.127.337    13.582.170      --         (1.284.319)    103.851.117  988.629  181.264.934
Aumento de capital social (Notas 15)         273.693        24.222      --             --              --          --       297.915
Dividendos en especie (Nota 15)                --          --           --        (26.577.629)         --          --   (26.577.629)
Exceso del valor patrimonial sobre el
 costo en aporte de acciones en
 filiales (Nota 15)                            --          --           --             --             377.920      --       377.920
Ajuste por traduccion en filiales              --          --           --             --              --   (2.929.283)  (2.929.283)
Adquisicion de filial                          --          --           --             --           1.461.510      --     1.461.510
  Utilidad neta                                --          --           --         17.944.671          --          --    17.944.671
Apartado para reserva legal                    --          --         1.922.589    (1.922.589)         --          --        --
Apartado para pago de participacion
 estatutaria (Nola 15)                         --          --           --           (384.517)         --          --      (384.517)
                                          ---------     ----------    ---------   ------------    ---------  ---------  -----------
Saldos al 30 de septiembre de 1999        64.401.030    13.606.392    1.922.589   (12.224.383)  105.690.547 (1.940.654) 171.455.521
                                          ==========    ==========    =========   ============    =========  =========  ===========


 Las notas anexas forman parte integral de los estados financieros consolidados

              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEXOLANOS, C.A.
              ---------------------------------------------------
                                Y SUS FILIALES
                                --------------

                   ESTADO CONSOLIDADO DE FLUJOS DE EFECTIVO
                   ----------------------------------------
         PERIODO DE DIEZ MESES FINALIZADO EL 30 DE SEPTIEMBRE DE 1999
         ------------------------------------------------------------
                            (En miles de bolivares)

                                                                                                   En valores       En valores
                                                                                                  actualizados    nominales sobre
                                                                                                por los efectos  la base del costo
                                                                                                de la inflacion   historico como
                                                                                               como informacion     informacion
                                                                                                complementaria        primaria
                                                                                               ----------------   ----------------
FLUJOS DE EFECTIVO POR ACTIVIDADES OPERACIONALES
  Utilidad neta                                                                                    17.944.671       38.451.778
  Apartado para participacion estatutaria                                                             384.517          384.517
                                                                                                   ----------       ----------
  Utilidad neta despues de apartado para pago de participacion estatutaria                         17.560.154       38.067.261

  Ajustes para conciliar la perdida neta con el efectivo neto provisto por actividades operacionales -
    Depreciacion de cargos diferidos                                                               22.030.852        6.529.319
    Amortizacion de cargos diferidos                                                                1.045.058          955.421
    Amortizacion del exceso del costo sobre el valor en libros de inversion en compania filial        178.897          425.041
    Ingresos financieros por inversion en fideicomiso                                              (8.185.704)      (7.952.484)
    Provision de indemnizaciones laborales                                                          5.047.226        4.574.563
    Pagos de indemnizaciones laborales                                                             (4.494.696)      (3.432.723)
    Provision para cuentas de cobro dudoso                                                            433.947          400.973
    Castigo de cuentas incobrables                                                                   (174.176)        (174.176)
    Variacion neta en activos y pasivos operacionales -
     Efectos y cuentas por cobrar                                                                   5.121.103          638.491
     Existencias                                                                                   36.892.691       21.136.317
     Anticipos a proveedores                                                                          426.929          311.760
     Gastos pagados por anticipado                                                                  1.697.801        1.103.495
     Exceso del costo sobre el valor en libros de filiales                                             85.003         (779.447)
     Cuentas por cobrar a largo plazo                                                                 173.991           97.359
     Vehiculos para la venta                                                                        2.648.945        1.700.520
     Cargos difendos y otros activos                                                               (5.316.463)      (5.436.513)
     Efectos y cuentas por pagar                                                                  (10.621.922)      (3.459.688)
     Impuestos por pagar                                                                            1.426.306        1.665.612
     Dividendos por pagar                                                                          (4.619.079)      (3.811.750)
     Acumulacion para remuneraciones y participacion estatutaria                                   (2.474.365)      (1.737.756)
     Gastos acumulados, beneficios al personal y otros pasivos                                    (11.105.755)      (6.743.887)
     Indemnizaciones laborales                                                                          9.461          252.991
     Intereses minoritarios                                                                        (1.703.101)         574.622
                                                                                                   ----------       ----------
       Efectivo neto provisto por actividades operacionales                                        46.083.103       44.905.321
                                                                                                   ----------       ----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE INVERSION:
  Variacion neta de inversion en instrumentos financieros                                             984.263          812.232
  Variacion neta de inversion en fideicomiso                                                       30.481.034       26.351.007
  Variacion neta de activo fijo                                                                    (6.043.996)      (6.656.920)
  Variacion neta de inversion en terrenos y acciones                                               (1.064.232)        (631.785)
  Ajuste por traduccion en filiales                                                                (2.929.283)      (2.756.489)
  Exceso del valor patrimonial sobre el costo en aporte de acciones en filiales                       377.920            --
  Adquisicion de filial                                                                             1.461.510            --
                                                                                                   ----------       ----------
      Efectivo neto provisto por actividades de inversion                                          23.267.216       17.118.045
                                                                                                   ----------       ----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE FINANCIAMIENTO:
  Aumento de capital social                                                                           297.915          273.693
  Dividendos en especie                                                                           (26.577.629)     (26.350.825)
  Prestamos y sobregiros bancarios                                                                (26.948.343)     (21.455.272)
  Inversionistas en papeles comerciales                                                           (15.943.987)     (11.059.900)
                                                                                                   ----------       ----------
      Efectivo neto usado en actividades de financiamiento                                        (69.172.044)     (58.592.304)
                                                                                                   ----------       ----------

EFECTIVO Y SUS EQUIVALENTES:
  Variacion del periodo                                                                               178.275        3.431.062
  Al inicio del periodo                                                                            18.610.611       15.357.824
                                                                                                   ----------       ----------
  Al final del periodo                                                                             18.788.886       18.788.886
                                                                                                   ==========       ==========

INFORMACION COMPLEMENTARIA:
  Resultado por posicion monetaria originada por actividades -
    Operacionales                                                                                   9.995.834
    De inversion                                                                                   (6.162.527)
    De financiamiento                                                                              10.593.096
    Efectivo al inicio                                                                             (3.252.787)
                                                                                                   ----------
  Ganancia por posicion monetaria                                                                  10.843.616
                                                                                                   ==========

Las notas anexas forman parte integral de los estados financieros consolidados

              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.
              ---------------------------------------------------
                                Y SUS FILIALES
                                --------------

                  NOTAS A LOS ESTADOS RNANCIEROS CONSOLIDADOS
                  -------------------------------------------

                           30 DE SEPTIEMBRE DE 1999
                           ------------------------

NOTA I - OPERACIONES:
--------------------

La Compania fue constituida en septiembre de 1998 y su principal objeto es la inversion, suscripcion y tenencia de acciones en companias industriales, comerciales y de servicios" especialmente en aquellas relacionadas con la elaboracion, fabricacion y distribucion de productos alimenticios.

En Asamblea Ordinaria de Accionistas celebrada el 23 de marzo de 1999, se decidio cambiar el nombre de la Compania de Proalca Productos Alimenticios, C.A. a Alprovenca, Alimentos y Productos Venezolanos, C.A. Igualmente, en Asamblea Extraordinaria de Accionistas celebrada el 30 de agosto de 1999, se cambio el cierre contable de la Compania al 30 de septiembre de cada ano, vease la Nota 2a).

La Compania y sus filiales forman parte de la Unidad Estrategica de Negocios de Alimentos de Empresas Polar y se dedican principalmente a la produccion, distribucion, venta y almacenaje de harina precocida de maiz, aceite de maiz, arroz, pastas alimenticias, otros productos derivados para el consumo animal o uso industrial y helados.

Las filiales Procesadora Venezolana de Cereales, S.A. (Provencesa) y Productos Efe, S.A. y sus filiales estdn sometidas al control de la Comision Nacional de Valores (CNV) y, de acuerdo con las normas establecidas por esta institucion, dichas companias estan obligadas a presentar como informacion primaria sus estados financieros actualizados por los efectos de la inflacion.

NOTA 2 - RESUMEN DE POLITICAS CONTABLES MAS SIGNIFICATIVAS EN USO:
------------------------------------------------------------------

a) Estados financieros expresados en bolivares nominales sobre la base del costo
   -----------------------------------------------------------------------------
   historico
   ---------

Consolidacion -
-------------

Los estados financieros consolidados al 30 de septiembre de 1999 incluyen las cuentas de la Compania y las de sus companias filiales: Refinadora de Maiz Corina, C.A. (Corina) y sus filiales, Procesadora Venezolana de
Cereales, S.A. (Provencesa); Agroindustrias Integrales, C.A., Alimentos Procria, C.A. (sin operaciones en 1999), totalmente poseidas; Molinos Sagra, C.A.

(Mosaca), poseida en un 92,07%, Productos Efe, C.A. y sus filiales, poseida en un 61,97% y Rotograbados Venezolanos, S.A. (Rotoven), poseida en un 59,99%.

El estado consolidado de ganancias y perdidas, por el periodo de diez meses finalizado el 30 de septiembre de 1999, incluye las operaciones de la
Compania por el periodo de diez meses finalizado en esa fecha y las operaciones efectuadas por las companias filiales en el ano finalizado el 30 de septiembre de 1999.

Las companias filiales de Remavenca ubicadas en Colombia tienen como objeto la producclon y comercializacion de alimentos, la posesion y organizacion por cuenta propia o ajena de los establecimientos dedicados a la fabricacion y expendio de productos alimenticios, y la administracion de operaciones industriales y comerciales de terceros, procesamiento de maiz y sus derivados tales como grits, cernidos de harina, copos, precocidos, gormenes, aceites, derivados del germen y demas subproductos de uso animal o industrial.

Los saldos y transacciones entre companias se eliminan en la consolidacion. La participacion de los accionistas minoritarios en los resultados de las filiales parcialmente poseidas se reconoce en el estado consolidado de ganancias y perdidas. Al 30 de septiembre de 1999 la participacion de los accionistas minoritarios ha sido determinada con base en el patrimonio neto a esa fecha y en los resultados de las filiales parcialmente poseidas por el ano finalizado el
30 de septiembre de 1999.

Existencias -
-----------

Los principales inventarios de materia prima de las companias filiales se registran por el metodo de "ultimas entradas, primeras salidas" (LIFO) (vease la Nota 6). El resto de los inventarios de materia prima, material de empaque, productos terminados y otros se registran al costo, por el metodo promedio. Los costos utilizados no exceden al valor de mercado.

Inversiones -
-----------

Las inversiones en acciones en companias afiliadas, poseidas entre un 20% y 50%, se registran por el metodo de participac1on patrimonial. Las inversiones en acciones cuya participacion es inferior al 20% se registran al costo, el cual no excede el valor de mercado.

Las inversiones en terrenos se registran al costo de adquisicion.

El rendimiento de las inversiones temporales y de las inversiones en fideicomiso se reconoce como ingreso con base en lo devengado.

Exceso del costo sobre el valor en libros -
------------------------------------------

El exceso del costo sobre el valor en libros de las acciones adquiridas en filiales se amortiza en cinco ahos.

Activos fijo -
-------------

Los activos f1jos se registran al costo. Los desembolsos por mantenimiento y reparaciones se cargan a resultados y las adiciones, renovaciones y mejoras son registrados como parte del costo del activo fijo. La depreciacion se calcula con base en el metodo de linea recta, sobre la vida util estimada del activo.

En reunion de Junta Directiva de la filial C. A. Promesa, celebrada en junio de 1999, se decidio desincorporar con cargo a resultados los vehiculos en transito disponibles para la venta a los distribuidores y transportistas, adquiridos por la filial con anterioridad al 1 de octubre de 1998, y cuyo saldo al 30 de junio de 1999 era de unos Bs 831.696.000. Dicho monto se incluve en el estado consolidado de ganancias y perdidas por el periodo de diez meses finalizado el 30 de septiembre de 1999 en el rubro de Perdida (ganancia) en venta y desincorporacion de vehiculos y activos fijos. A partir del 1 de julio de 1999, las compras de nuevos vehiculos destinados a la venta y financiamiento a distribuidores y transportistas se registran como activos fijos.

Cargos diferidos -
-----------------

Los gastos incurridos por las filiales en la instalacion y puesta en marcha del sisterna administrativo SAP-R3 se difieren y seran amortizados en un periodo de tres anos a partir del 1 de octubre de 1998. Asimismo, los gastos incurridos en la instalacion y puesta en marcha de la segunda fase de dicho sistema seran amortizados en tres anos a partir del 1 de octubre de 1999.

Los gastos preoperativos incurridos por la construccion de la nueva planta de una empresa filial son amortizados en un periodo de cinco anos a partir del 1 de marzo de 1998.

Acumulacion para indemnizaciones laborales -
-------------------------------------------

Las filiales acumulan las indemnizaciones por concepto de terminacion de la relacion de trabajo que de acuerdo con la Ley Organica del Trabajo son un derecho adquirido de los trabajadores. Las filiales depositan estas indemnizaciones en fideicomisos a nombre de los trabajadores de las mismas.

Bajo ciertas condiciones, dicha Ley tambien establece el pago de doble indemnizacion y las filiales, con base en su experiencia, registran una acumulacion adicional para cubrir este pasivo eventual.

Plan de pensiones de jubilacion -
--------------------------------

Las filiales, conjuntamente con sus companias relacionadas, mantienen un plan de pensiones de jubilacion que cubre a todos los empleados elegibles. Las obligaciones de las filiales por este concepto seran revisadas por actuarios independientes cada vez que las circunstancias lo ameriten y como minimo una vez cada tres anos. El aporte de las filiales al plan se registra en los resultados del periodo, vease la Nota 16.

Ventas a plazo -
---------------

Una de las filiales financia, bajo ciertas circunstancias, la adquisicion de vehiculos a distribuidores exclusivos y transportistas a un plazo maximo de cuarenta y ocho meses. Los recursos que la filial espera convertir en efectivo, durante el ciclo normal de operaciones, se clasifican como cuentas por cobrar a corto o largo plazo, segun su vencimiento. La utilidad bruta que se genera en la venta, se lleva a ingresos a medida que se reciben los pagos.

Cambio extranjero -
------------------

Las transacciones en moneda extranjera estan registradas a la tasa de cambio vigente a la fecha de la operacion. Las ganancias o perdidas en cambio se incluyen en los resultados. Los saldos en moneda extranjera al 30 de septiembre de 1999 se presentan a la tasa de cambio vigente al cierre contable de Bs 627,75/US$ 1, vease la Nota 18.

Traduccion de inversiones en filiales en el exterior -
------------------------------------------------------

Los activos y pasivos de las filiales de Remavenca: Inversiones Promasa, S.A., Productos de Maiz, S.A. "Promasa" y Promesa de Colombia, S.A. "Colpromesa"; ubicadas en Colombia, se tradujeron a bolivares al 30 de septiembre de 1999, usando la tasa de cambio de Bs 627,75/US$1, el patrimonio a la tasa de cambio historica a partir del 1 de octubre de 1996 y las cuentas de resultados a la tasa de cambio promedio del aho finalizado el 30 de septiembre de 1999.

Efectivo y sus equivalentes -
---------------------------

Para fines del estado de flujos de efectivo, todo instrumento financiero de facil convertibilidad que tenga vencimiento igual o menor a tres meses se considera como equivalente de efectivo.

b) Estados financieros expresados en valores actualizados por los efectos de la
   ----------------------------------------------------------------------------
   inflacion -
   ---------

La contabilidad en inflacion -
-----------------------------

La Declaracion de Principios de Contabilidad Numero 10 "Normas para la elaboracion de estados financieros ajustados por efectos de la inflacion" (DPC
10), promulgada por la Federacion de Colegios de Contadores Publicos de Venezuela, y sus boletines de actualizacion requieren, entre otros, la incorporacion de la contabilidad ajustada por la inflacion en los estados financieros primarios.

La Compania utiliza el metodo del Nivel General de Precios (NGP) para la preparacion de sus estados financieros consolidados al 30 de septiembre de 1999 actualizados por los efectos de la inflacion, presentados como informacion complementaria.

El proposito de la actualizacion de los estados financieros consolidados por los efectos de la inflacion mediante la utilizacion del metodo del Nivel General de Precios (NGP) es presentar los estados financieros consolidados en moneda del mismo poder adquisitivo, de acuerdo con el Indice de Precios al Consumidor del Area Metropolitana de Caracas (IPC), publicado por el Banco Central de Venezuela
(BCV). Por consiguiente, los estados financieros consolidados, actualizados por los efectos de la inflacion, presentados como informacion complementaria, no pretenden representar valores del mercado o realizacion de los activos no monetarios, los cuales normalmente variaran con respecto a los valores actualizados con base en indices de precios. Los estados financieros consolidados complementarios antes mencionados estan presentados con base al IPC al 30 de septiembre de 1999.

A continuacion se presenta un resumen de las principles bases utilizadas para la preparacion de los estados financieros consolidados actualizados por los efectos de la inflacion como informacion complementaria:

Porcentaje de inflacion -
-----------------------

El porcentaje de inflacion correspondiente al periodo de diez meses finalizado el 30 de septiembre de 1999 fue del 16,47%.

Activos no monetarios -
---------------------

Estos componentes, principalmente existencias, activos fijos, inversiones, cargos diferidos y gastos preoperativos han sido actualizados, multiplicandolos por un factor calculado, dividiendo el IPC al 30 de septiembre de 1999 entre el IPC a la fecha de adquisicion o de origen de cada uno de ellos.

Activos fijo -
-------------

Los activos fijos estan presentados al costo de adquisicion, expresado en moneda constante, y ajustados al menor entre el costo actualizado y el valor global segun avaluo practicado por peritos independientes.

Inversiones en terrenos y acciones -
----------------------------------

Las inversiones en terrenos estan presentadas al costo de adquisicion, expresado en moneda constante, y ajustadas al menor entre el costo actualizado y el valor segun avaluo practicado por peritos independientes.

Las inversiones en acciones estan presentadas al costo de adquisicion.

Activos y pasivos monetarios, resultado por posicion monetaria y costo integral
-------------------------------------------------------------------------------
de financiamiento -
-----------------

Los activos y pasivos monetarios, incluyendo montos en moneda extranjera, por su naturaleza estan presentados en terminos de poder adquisitivo al 30 de septiembre de 1999. El resultado por posicion monetaria del periodo representa la perdida o ganancia que se obtiene de mantener una posicion monetaria neta activa o pasiva en un periodo inflacionario. Dicho resultado por posicion monetaria forma parte de la utilidad neta y se agrupa dentro del concepto de costo integral de financiamiento, conjuntamente con los intereses y las fluctuaciones cambiarias.

Patrimonio -
----------

Todas las cuentas del patrimonio se expresan en moneda constante al 30 de septiembre de 1999 con base en el IPC de sus fechas de aportes u origen. Los dividendos en efectivo estan actualizados en moneda constante, segun el IPC a partir de la fecha del decreto.

Resultados -
----------

Todos los rubros del estado consolidado de ganancias y perdidas han sido actualizados con base en las fechas en la que se devengaron o causaron, con excepcion de aquellos asociados con partidas no monetarias, los cuales han sido presentados en funcion de la actualizacion de las partidas no monetarias a las cuales estan asociados.

NOTA 3 - INVERSIONES TEMPORALES:
-------------------------------

Al 30 de septiembre de 1999 las inversiones temporales comprenden lo siguiente:

                                                                                            (En miles de
                                                                                             bolivares)
  Depositos a plazo en instituciones bancarias
   nacionales con rendimiento anual variable                                                  6.931.725
  Participaciones a plazo por unos US$6.230.195 en
   instituciones bancarias del exterior con rendimientos
   anuales entre el 4,75% y 5,5% (Nota 18)                                                    3.911.006
                                                                                            -----------
                                                                                             10.842.731
                                                                                            ===========

Las participaciones a plazo en instituciones bancarias nacionales fueron efectuadas principalmente a traves de una empresa filial. El rendimiento anual es variable, determinado sobre el porcentaje de participacion de las companias en la totalidad de las colocaciones mantenidas por dicha filial.

NOTA 4 - INVERSION EN FIDEICOMISO EN EL EXTERIOR:
------------------------------------------------

En marzo de 1996 algunas de las filiales de la Compania constituyeron fideicomisos en el exterior por un valor de Bs 6.475 millones, cuyos unicos beneficiarios eran las mismas filiales. Dichos fideicomisos se realizaron mediante la entrega al fiduciario del 100% de las acciones de cuatro companias filiales de estas, domiciliadas en el exterior, cuyos activos y pasivos estaban denominados principalmente en Dolares estadounidenses. Al 30 de noviembre de 1998 las filiales mantenian registrada su inversion en los fideicomisos en unos Bs 18.399 millones. Al 31 de julio de 1999, de acuerdo con confirmacion recibida del fiduciario, las filiales registraron su inversion en los fideicomisos en unos Bs 26.351 millones. En Asambleas Extraordinarias de Accionistas de las filiales, celebradas el 23 de agosto de 1999, se decidio el decreto de un dividendo en especie a la Compania por unos Bs 26.351 millones, representado por los derechos que las filiales, en su condicion de beneficiarios, tenian sobre los fideicomisos antes mencionados al 31 de julio de 1999, vease la Nota 15.

NOTA 5 - EFECTOS Y CUENTAS POR COBRAR:
-------------------------------------

Los efectos y cuentas por cobrar al 30 de septiembre de 1999 comprenden lo siguiente.


                                                                  En valores
                                                                  actualizados             En
                                                                  por los efectos        valores
                                                                  de la inflacion        normales
                                                                  ---------------       ----------
                                                                         (En miles de bolivares)

Comerciales (Nota 18)                                               16.412.528            16.412.528
Provision para cuentas dudosas                                        (693.535)             (693.535)
                                                                    ----------            ----------
                                                                    15.718.993            15.718.993

Companias relacionadas (Nota 13)                                     1.635.713             1.635.713
Vehiculos (Nota 7)                                                     537.606               373.912
Empleados y otras (Nota 18)                                          2.746.602             2.746.602
                                                                    ----------            ----------
                                                                    20.638.914            20.475.220
                                                                    ==========            ==========



Al 30 de septiembre de 1999 los gastos acumulados por pagar incluyen unos Bs
580.199.000 que corresponden a depositos recibidos de clientes de una filial para garantizar las obligaciones contraidas con la filial.

NOTA 6 - EXISTENCIAS:
--------------------

Las existencias al 30 de septiernbre de 1999 comprenden lo siguiente:



                                                                                     En valores
                                                                                    actualizados               En
                                                                                   por los efectos           valores
                                                                                   de la inflacion          nominales
                                                                                   ----------------     ---------------
                                                                                       (En miles de bolivares)

Materias primas                                                                     39.762.874             25.572.979
Productos terminados y en proceso                                                   10.575.969             10.538.687
Material de empaque y otros                                                          2.225.872              2.208.882
Otros inventarios                                                                      366.373                323.473
Materia prima en transito                                                               32.865                 32.865
Provision para obsolescencia                                                           (23.986)               (23.070)
                                                                                    ----------             ----------
                                                                                    52.939.967             38.653.816
                                                                                    ==========             ==========


Las existencias de las principales materias primas tienen un valor de reposicion de unos Bs 14.852 millones en exceso al costo LIFO registrado en libros.

NOTA 7 - CUENTAS POR COBRAR A LARGO PLAZO:
-----------------------------------------

Las cuentas por cobrar a largo plazo corresponden a prestamos otorgados por una filial a distribuidores exclusivos, transportistas y empleados para la adquisicion de vehiculos. Dichos prestamos tienen un plazo maximo de financiamiento de cuarenta y ocho meses. Asimismo, incluyen prestamos otorgados a los empleados para la adquisicion de vivienda, conforme a las politicas de la filial. Los prestamos antes mencionados se presentan netos de la ganancia diferida e intereses no devengados relacionados con la venta de los vehiculos a distribuidores y transportistas, y con los prestamos a empleados.

NOTA 8 - INVERSIONES:
--------------------

Las inversiones al 30 de septiembre de 1999 son las siguientes:

                                                                                   En valores
                                                                                  actualizados              En
                                                                                 por los efectos         valores
                                                                                 de la inflacion        nominales
                                                                                 ----------------       ----------
                                                                                     (En miles de bolivares)
Acciones:
  Transporte Polar, C.A.                                                            1.216.263                 588.734
  Acciones de companias registradas al costo                                          815.710                  80.804
Terrenos y otros                                                                    2.106.922                 704.927
                                                                                 ----------------       --------------
                                                                                    4.138.895               1.374.465
                                                                                 ================       ==============


Los estados financieros de Transporte Polar, C.A., filial de Remavenca, no fueron examinados por contadores publicos independientes.

El exceso del costo sobre el valor en libros de filiales al 30 de septiembre de 1999, en valores nominales, incluye unos Bs 906.133.000, netos de amortizac1on, correspondientes a la adquisicion del 25% del patrimonio de Corporacion Agroindustrial Corina, C.A. Igualmente, incluye unos Bs 402.315.000, netos de amortizacion, correspondientes a la adquisicion de Productos de Maiz, S.A. (Promasa), ubicada en Colombia y unos Bs 131.878.000, correspondientes a Agroindustrias Integrales, C.A., filial adquirida en 1999.

Al 30 de septiembre de 1999 el deficit de la filial C.A. Promesa, de unos Bs
2.194 millones, excede su capital social. En Asamblea Extraordinaria de Accionistas de la filial, celebrada el 4 de noviembre de 1999, se acordo realizar un aporte de patrimonio para futuros aumentos de capital por unos Bs
3.000 millones. Dicho aporte fue hecho efectivo por la Compania el 19 de noviembre de 1999, mediante prestamo por ese mismo monto, obtenido de la filial Refinadora de Maiz Venezolana, C.A. (Remavenca). El prestamo vence el 20 de noviembre del 2000 y no devenga intereses.

NOTA 9 - ACTIVOS FIJOS:
----------------------


Los activos f1jos al 30 de septiembre de 1999 comprenden lo siguiente:



                                                                                       En valores
                                                                                      actualizados             En
                                                                                     por los efectos         valores
                                                                                     de la inflacion        nominales
                                                                                     ----------------       ---------
                                                                                          (En miles de bolivares)
Edificios e instalaciones:
  Costo                                                                           122.636.852              14.264.030
  Revaluacion                                                                               -                  12.889
Maquinaria y equipos:
  Costo                                                                           270.111.338              51.177.984
  Revaluacion                                                                               -                   2.528
Mobiliaria y equipos de oficina                                                    13.552.618               2.879.372
Vehiculos                                                                          23.691.590               4.972.593
Otros                                                                               6.525.868               1.382.523
                                                                                 ------------              -----------
                                                                                  436.518.266              74.691.919
Depreciacion acumulada:
  Sobre el costo                                                                 (305.172.095)            (18.182.473)
  Sobre la revaluacion                                                                      -                 (15.417)
                                                                                 ------------              -----------
                                                                                  131.346.171              56.494.029
Terrenos:
  Costo                                                                            16.558.439               3.118.565
  Revaluacion                                                                         191.210                  31.282
  Construcciones en proceso                                                         4.650.675               2.178.603
  Activos no utilizados en las operaciones                                             36.440                  25.543
                                                                                 ------------              -----------
                                                                                  152.782.935              61.848.022
                                                                                 ============              ===========


NOTA 10 - CARGOS DIFERIDOS Y OTROS ACTIVOS:
------------------------------------------

Los cargos diferidos y otros activos al 30 de septiembre de 1999 comprenden lo siguiente*


                                                                                   En valores
                                                                                  actualizados              En
                                                                                 Por los efectos          valores
                                                                                de la inflacion          nominales
                                                                                ----------------         ----------
                                                                                        (En miles de bolivares)

Sistema SAP-R3                                                                     4.035.476                3.890.944
Gastos preoperativos de filiales en el exterior                                      756.538                  422.643
Amortizacion acumulada                                                            (1.045.058)              (1.004.729)
                                                                                ------------             ------------
                                                                                   3.746.956                3.308.858
Repuestos y suministros, neto de provision de unos Bs 564.437.000                  3.033.863                2.457.599
Envases retornables                                                                  193.011                  103.691
Otros                                                                                951.042                  883.001
                                                                                   7.924.872                6.753.149
                                                                                ------------             ------------

NOTA 11 - PRESTAMOS Y SOBREGIROS BANCARIOS:
------------------------------------------

Los prestamos bancarios al 30 de septiembre de 1999 comprenden lo siguiente:


                                                                                      En valores
                                                                                      nominales
                                                                                      ----------
                                                                                 (En miles de bolivares)
  Prestamos por US$5.560.500 con bancos en el exterior, con
    vencimiento a corto plazo e intereses anuales entre el 7,81% v 7,87%               3.490.604
  Prestamos por 2.000 millones de pesos colombianos (unos US$992.518)
    con un banco en Colombia, con interes anual del 17,5% y vencimiento
    en octubre de 1999                                                                   623.053
  Prestamos con bancos locales, con vencimiento a corto plazo e
    interes anual del 25%                                                                240.000
  Sobregiros bancarios                                                                   126.249
                                                                                      -----------
                                                                                       4.479.906
                                                                                      ===========


Los prestamos en moneda extranjera han sido contratados por dos filiales con bancos del exterior para capital de trabajo.

NOTA 12 - EFECTOS Y CUENTAS POR PAGAR:
------------------------------------

Los efectos y cuentas por pagar al 30 de septiembre de 1999 comprenden lo siguiente:



                                                                              En valores
                                                                              nominales
                                                                              -----------
                                                                        (En miles de bolivares)

   Productores de materias primas                                             19.573.703
   Proveedores (Nota 18)                                                       7.098.695
   Companias relacionadas (Nota 13 ))                                          1.393.930
   Otras (Nota 18)                                                             2.290.009
                                                                              ----------
                                                                              30.356.337
                                                                              ==========

NOTA 13 - SALDOS Y TRANSACCIONES CON RELACIONADAS:
-------------------------------------------------

La Compania y sus filiales forman parte de la Unidad Extrat6gica de Negocios de Alimentos de Empresas Polar y, como tal, tienen transacciones importantes con ernpresas miembros de dicha Unidad.

A continuacion se presenta un detalle de los saldos con empresas relacionadas al 30 de septiembre de 1999:


                                                                                            (En miles de
                                                                                              bolivares
                                                                                             nominales)
  Por cobrar:
    C.A. Inversiones 2000                                                                       939.072
    Cerveceria Polar del Ceentro, C.A.                                                          265.565
    Cerveceria Polar de Oriente, C.A.                                                           133.723
    Cerveceria Modelo, C.A.                                                                     112.404
    Condominio Fundacion Polar                                                                   36.371
    Otras                                                                                       148.578
                                                                                             -----------
                                                                                              1.635,713
                                                                                             ===========

  Por pagar:
    Cerveceria Polar, C.A.                                                                      855.568
    Cerveceria Polar Los Cortijos, C.A.                                                         335.816
    Compania de Espectaculos del Este, S.A., CEDESA                                              85.464
    Otras                                                                                       117.082
                                                                                             -----------
                                                                                              1.393.930
                                                                                             ===========


Durante 1999 una filial otorgo prestamos sin intereses a una compania relacionada por unos Bs 939.072.000. A 30 de septiernbre de 1999 se realizo una cesion de acreencias entre esta compania y la empresa relacionada C.A. Inversiones 2000.

Algunos de los prestamos con companias relacionadas causan intereses a tasas de mercado. En el periodo de diez meses finalizado el 30 de septiembre de 1999 algunas de las filiales registraron ingresos por intereses por unos Bs 45 millones.

NOTA 14 - IMPUESTOS:
------------------

Impuesto sobre la renta -
-----------------------

El ejercicio fiscal de la Compania y el de sus empresas filiales finaliza el 30 de septiembre de cada ano.

Con base en la interpretacion, por parte de la gerencia y de los asesores legales de la Compania, de lo establecido en la Ley de Impuesto sobre la Renta vigente, para el ano fiscal finalizado el 30 de septiembre de 1999, la Compania y algunas de sus empresas filiales han aplicado el concepto tributario de "Unidad Economica", segun el cual la Compania consolida sus resultados fiscales con los de sus filiales Refinadora de Maiz Venezolana, C.A. (Remavenca), Corporacion Agroindustrial Corina, C.A., Molinos Sagra, C.A. (Mosaca) y C.A. Promesa, habiendose designado a Remavenca como representante de la Unidad Economica ante las autoridades tributarias correspondientes. En este sentido, para la determinacion de la renta gravable consolidada de 1999, la Compania consolido sus resultados fiscales con las ganancias y pordidas fiscales de sus filiales antes mencionadas. Las perdidas fiscales trasladables de la Compania forman parte de la Unidad Economica.

La Ley de Impuesto sobre la Renta permite traspasar perdidas fiscales y compensar impuestos con rebajas por nuevas inversiones hasta por los tres afios siguientes. La Compania y algunas de las filiales tienen perdidas fiscales trasladables por unos Bs 27.709 millones, de las cuales unos Bs 4.119 millones vencen en el 2000, unos Bs 14.666 millones vencen en el 2001 y unos Bs 8.924 millones vencen en el 2002. Asimismo, algunas de las filiales tienen rebajas por nuevas inversiones por unos Bs 10.477 millones, de las cuales unos Bs 1.392 millones vencen en el 2000, unos Bs 5.355 millones vencen en el 2001 y unos Bs
3.730 millones vencen en el 2002.

Las perdidas fiscales de anos anteriores y las rebajas de impuesto sobre la renta por nuevas inversiones en activos fijos fueron actualizadas por los cambios de valor de la unidad tributaria al 30 de septiembre de 1999.

La diferencia entre el resultado fiscal y la ganancia financiera estd formada principalmente por el efecto del ajuste regular por inflacion, la provision para cuentas de cobro dudoso, los gastos acumulados por pagar y otras provisiones y las acumulaciones para indemnizaciones laborales.

Durante el ano finalizado el 30 de septiembre de 1999, las filiales ubicadas en Colombia tuvieron un gasto de impuesto sobre la renta de unos Bs 1.267 millones.

Impuesto a los activos empresariales -
--------------------------------------

El impuesto a los activos empresariales constituye un impuesto alternativo y complementario del impuesto sobre la renta. Este impuesto es del 1% sobre el promedio simple de los activos totales ajustados por inflacion sobre los montos al principio y al final del ano. Como parte de esta normativa, en 1999 la Compania y sus filiales determinaron este tributo individualmente con el impuesto sobre la renta, registrando como gasto de impuesto el que resulto mayor.

El gasto para 1999 corresponde a impuesto a los activos empresariales por unos Bs 2.415 millones. Los creditos fiscales por concepto de impuesto a los activos empresariales se podran compensar con el impuesto sobre la renta en los proximos tres anos fiscales, siempre y cuando este ultimo sea superior.

NOTA 15 - PATRIMONIO:
--------------------

En Asamblea Ordinaria de Accionistas de la Compahia, celebrada el 23 de marzo de 1999, se acordo aumentar el capital social en Bs 273.693.600, mediante la emision de 2.736.936 nuevas acciones, con un valor nominal de Bs 100 cada una. Dichas acciones fueron suscritas y pagadas por los accionistas, mediante el aporte de acciones de algunas de las empresas filiales.

En Asamblea Extraordinaria de Accionistas de la Compania, celebrada el 30 de agosto de 1999, se acordo decretar un dividendo en especie por unos Bs 26.351 millones, representado por los derechos que la Compania tiene como beneficiario al 31 de julio de 1999 sobre un fidelcomiso constituido en el Deutsche Bank International Trust Co. Limited, vease la Nota 4.

Al 30 de septiembre de 1999 el capital social de la Compania esta constituido por 644.010.300 acciones, con valor nominal de Bs 100 cada una.

De acuerdo con lo establecido en los estatutos de la Compania, se aparto el 1% de la utilidad neta del periodo de diez meses finalizado el 30 de septiembre de 1999 para el pago de la participacion estatutaria a algunos accionistas. El monto registrado por este concepto alcanzo a unos Bs 384.517.000 y se presenta en el rubro de Acumulacion para participacion y remuneracion estatutarias.

Al 30 de septiembre de 1999 las ganancias retenidas no distribuidas incluyen unos Bs 11.600 millones de participacion en ganancias retenidas de filiales consolidadas, que estaran disponibles cuando dichas filiales decreten y repartan los dividendos correspondientes.

NOTA 16 - PLAN DE PENSIONES DE JUBILACION:
-----------------------------------------

El plan de pensiones de las filiales es administrado por la empresa relacionada Sociedad Civil para Beneficios Laborales "SOCIBELA". Dicho plan se basa en un tiempo minimo de diez ahos de servicio. Igualmente, dicho plan garantiza un pago equivalente a una pension minima de diez afios a cada empleado elegible para el mismo.

De acuerdo con calculos actuariales efectuados en 1998, se determino el pasivo actuarial de las companias, el cual representa el valor actual de los beneficios proyectados del plan. El pasivo sin financiar, principalmente originado por el costo retroactivo de los beneficlos, sera amortizado en trienta anos. De acuerdo con los calculos actuariales realizados, los cuales consideran una tasa de descuento del 8%, el costo futuro del mismo equivale al 9,22% anual de la nomina de las filiales e incluye la amortizac1on del pasivo sin financiar. El monto cargado a gastos por este concepto durante el periodo de diez meses finalizado el 30 de septiembre de 1999 fue de unos Bs 1.029 millones, incluido en la cuenta de Gastos generales y administracion.

Adicionalmente, los gastos generales y de administracion en 1999 incluyen unos Bs 3.008 millones correspondientes a pagos inicos efectuados a empleados elegibles al plan de pensiones de jubilaclon, que dejaron de prestar servicios en las filiales de la Compaffia.

NOTA 17 - FONDO ESTATUTARIO PARA RENIUNERACIONES:
------------------------------------------------

De acuerdo con lo establecido en sus estatutos, la Compania registro con cargo a resultados, un fondo estatutario para las remuneraciones directivas y ejecutivas equivalente al 3% de la utilidad neta antes del gasto por este concepto. En el periodo de diez meses finalizado el 30 de septiembre de 1999, el monto registrado alcanzo a Bs 1.189.230.000.

NOTA 18 - SALDOS EN MONEDA EXTRANJERA:
------------------------------------

Los saldos en moneda extranjera al 30 de septiembre de 1999 comprenden lo siguiente:



                                                                                                 En Mares
                                                                                            estadouludenses
    Activo:
     Efectivo                                                                                    1.452.663
     Inversiones temporales (Nota 3)                                                             6.230.195
     Cuentas por cobrar (Nota 5) -
      Comerciales                                                                                  506.767
      Otras                                                                                         57.028
                                                                                                ----------
                                                                                                 8.246.653
                                                                                                ----------
    Pasivo:
     Prestamos bancarios (Nota 11) -
      En Dolares estadounidenses                                                                 5.560.500
      En pesos colombianos                                                                         992.518
     Cuentas por pagar (Nota 12) -
      Proveedores                                                                                1.083.650
      Otras                                                                                         75.942
                                                                                                ----------
                                                                                                7.712.610
                                                                                                ==========


NOTA 19 - EMISION DE PAPELES COMERCIALES AL PORTADOR:
----------------------------------------------------

Durante 1998 la Comision Nacional de Valores (CNV) autorizo a la filial Procesadora Venezolana de Cereales, S.A. (Provencesa) para emitir papeles comerciales al portador hasta por un monto maximo de Bs 65.000 millones o su equivalente en dolares estadounidenses, con vigencia de un ano, contado a partir de la fecha en la cual se emita la primera serie, cuya emision se efectuo el 10 de diciembre de 1998. Durante 1999 la filial efectuo las siguientes emisiones,

Vencidas:
--------
En moneda nacional -
-------------------

                                                                           Rendimiento
  Serie          Valor nominal                    Fecha de                     anual
 ------          --------------         ----------------------------       ------------
                  (Miles de             Emision          Vencimiento              %
                  bolivares)            -------          -----------
 97-II-10          2.000.200            01-10-98            14-12-98            57,50
 97-II-11          3.997.000            01-10-98            23-11-98            51,00
 97-I-17           5.000.000            08-10-98            14-12-98            51,OO
 97-I-18           5.000.000            15-10-98            14-12-98            44,00
 97-II-12          4.000.000            15-10-98            12-01-99            50,00
 97-I-19           6.000.000            22-10-98            12-01-99            49,50
 97-I-20           5.000.000            29-10-98            18-01-98            50,00
 97-II-13          5.000.000            29-10-98            25-01-99            50,50
 97-I-21           5.000.000            12-11-98            18-01-99            41,50
 97-II-14          5.000.000            12-11-98            25-01-99            42,00
 97-I-22           4.000.000            19-11-98            21-01-99            41,50
 98-I-1            5.000.000            10-12-98            08-02-99            37,50
 98-I-2            4.500.000            10-12-98            22-02-99            39,00
 98-II-1           3.000.000            10-12-98            15-03-99            41,00
 98-11-2           4.000.000            15-12-98            11-02-99            37,50
 98-I-3            5.000.000            07-01-99            08-03-99            35,75
 98-I-4            5.000.000            07-01-99            22-03-99            36,50
 98-I-5            5.000.000            14-01-99            29-03-99            35,50
 98-I-6            5.000.000            14-01-99            12-04-99            37,00
 98-II-3           2.000.000            14-01-99            15-03-99            32,50
 98-II-4           3.000.000            21-01-99            22-03-99            32,50
 98-I-7            5.500.000            21-01-99            29-03-99            35,00
 98-I-8            5.500.000            21-01-99            20-04-99            36,75
 98-I-9            4.500.000            04-02-99            12-04-99            35,25
 98-II-5           5.500.000            04-02-99            26-04-99            36,75
 98-I-10           5.000.000            18-02-99            03-05-99            34.50
 98-II-6           2.000.000            25-02-99            21-06-99            32,00
 98-I-11           5.000.000            04-03-99            12-07-99            32,00
 98-II-8           2.000.000            25-03-99            09-08-99            25,50
 98-I-12           4.500.000            17-03-99            26-07-99            28,00
 98-I-13           4.500.000            25-03-99            09-08-99            25,25


Vencidas:
--------
En moneda nacional -
------------------
                                                                Rendimiento
Serie      Valor nominal                 Fecha de                 anual
-----      -------------      --------------------------------  -----------
            (Miles de         Emision              Vencimiento      %
            bolivares)        -------              -----------      -
98-I-14     6.000.000        08-04-99                02-08-99     24,00
98-II-9     3.000.000        15-04-99                20-06-99     20,50
98-II-10    2.000.000        15-04-99                23-08-99     22,00
98-I-15     5.000.000        22-04-99                19-07-99     21,25
98-I-16     5.000.000        29-04-99                06-07-99     22,50

En moneda extranjer -
-------------------
                                                                Rendimiento
Serie      Valor nominal                 Fecha de                 anual
-----      -------------      --------------------------------  -----------
                US$           Emision              Vencimiento      %
                ---           -------              -----------      -
98-II-7       5.000.000       17-03-99              21-05-99       6,00

Vigentes:
---------

Serie                      Valor
-----                      -----                                       Rendimiento
                  Nominal       Colocado             Fecha de             anual
                  -------       --------             --------          -----------
                   (Miles de bolivares)        Emision     Vencimiento     %
                                               -------     -----------     -
98-II-11          3.000.000    3.000.000       15-07-99      22-11-99     17,50
98-II-12          3.000.000    3.000.000       22-07-99      29-11-99     14,75
98-II-13          3.000.000    3.000.000       21-07-99      07-12-99     14,25
98-II-14          3.000.000    3.000.000       05-08-99      04-10-99     12,00
                 ----------   ----------

                 12.000.000   12.000.000
                 ----------   ----------

Estas emisiones fueron colocadas a descuento y estan garantizadas por contratos de comision a cargo de las filiales Refinadora de Maiz Venezolana, C. A. (Remavenca), Corporacion Agroindustrial Corina, C.A. (Corina) y Molinos Sagra, C.A. (Mosaca). Adicionalmente, las emisiones efectuadas a partir de diciembre de 1998 estan garantizadas con carta de credito documentaria irrevocable y no transferible, emitida por una institucion financiera del exterior.

NOTA 20 - CONTINGENCIAS:
------------------------

Impuesto -
---------

En 1994 la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) y sus filiales recibieron reparos por parte de la administracion del impuesto sobre la renta por unos Bs 570 millones que incluyen multa e intereses. En opinion de la gerencia de las companias, dicho reparo no prosperara, por lo que no han registrado provision alguna para cubrir cualquier posible contingencia.

En agosto de 1995 una compania fusionada en 1998 con la filial Remavenca recibio reparos fiscales del Servicio Nacional Integrado de Administracion Tributaria (SENIAT), del Ministerio de Hacienda, correspondientes a las declaraciones de rentas de los anos finalizados el 31 de octubre de 1991, 1992 y 1993 y el anyo finalizado el 30 de septiembre de 1994, por unos Bs 3.530 millones por concepto de impuesto sobre la renta, multa, actualizacion monetaria e intereses compensatorios, relacionados principalmente con el rechazo de gastos imputados al costo a efectos de la renta gravable. Dicha empresa introdujo Recurso Jerarquico y Recurso Contencloso Tributario, contra los mencionados reparos. Como resultado del Recurso Jerarquico, fueron anuladas las planillas de liquidacion correspondientes a multas por unos Bs 1.783 millones. La filial ha tomado las medidas legales correspondientes y, en opinion de la gerencia y sus asesores legales, se dispone de fundadas razones legales y doctrinales como para esperar una decision favorable. La filial no ha creado provision alguna por este concepto.

                     PROALCA PRODUCTOS ALIMENTICIOS, C.A.
                     ------------------------------------
                                Y SUS FILIALES
                                --------------

              INFORME DE LOS CONTADORES PUBLICOS INDEPENDIENTES Y
              ---------------------------------------------------
                       ESTADOS FINANCIEROS CONSOLIDADOS
                       --------------------------------
                            30 DE NOVIEMBRE DE 1998
                            -----------------------

3 de marzo de 1999

A los Accionistas y la Junta Directiva de
Proalca Productos Alimenticios, C.A.

Hemos examinado el balance general consolidado de Proalca Productos Alimenticios, C.A. y sus filiales al 30 de noviembre de 1998 y los estados consolidados conexos de ganancias y perdidas, de patrimonio y de flujos de efectivo por el periodo inicial de tres meses finalizado en esa fecha, elaborados sobre la base de costo historico. La preparacion de dichos estados financieros consolidados con sus notas es responsabilidad de la gerencia de la Compania. Nuestra responsabilidad es la de expresar una opinion sobre tales estados financieros consolidados con base en nuestro examen.

Efectuamos nuestro examen de acuerdo con normas de auditoria de aceptacion general. Esas normas requieren que planifiquemos y efectuemos el examen para obtener una seguridad razonable de que los estados financieros consolidados no incluyan errores significativos. Un examen incluye las pruebas selectivas de la evidencia que respalda los montos y divulgaciones en los estados financieros consolidados; tambien incluye la evaluacion de los principios de contabilidad utilizados y de las estimaciones contables importantes hechas por la gerencia, asi como de la adecuada presentacion de los estados financieros consolidados. Consideramos que nuestro examen proporciona una base razonable para sustentar nuestra opinion.

Los estados financieros consolidados adjuntos estan elaborados sobre la base de costo historico y, por lo tanto, omiten el reconocimiento de los efectos de la inflacion, tal como lo requieren los principios de contabilidad de aceptacion general emitidos por la Federacion de Colegios de Contadores Publicos de Venezuela. La informacion financiera ajustada por los efectos de la inflacion es requerida como unica a partir de 1997. Como se muestra en la Nota 21, el reconocimiento de los efectos de la inflacion modificaria substancialmente la situacion financiera de la Compania y sus filiales al 30 de noviembre de 1998.

En nuestra opinion, debido a los efectos del asunto descrito en el tercer parrafo, los estados financieros consolidados adjuntos al 30 de noviembre de 1998 examinados por nosotros, no presentan razonablemente, de conformidad con principios de contabilidad de aceptacion general, la situacion financiera de Proalca Productos Alimenticios, C.A. y sus filiales al 30 de noviembre de 1998, ni los resultados de sus operaciones, ni los flujos de efectivo por el periodo inicial de tres meses finalizado en esa fecha.

3 de marzo de 1999
A los Accionistas y la Junta Directiva

Los estados financieros consolidados adjuntos al 30 de noviembre de 1998, elaborados sobre la base de costo historico, constituyen una presentacion diferente a principios de contabilidad de aceptacion general. En nuestra opinion, los estados financieros consolidados adjuntos de Proalca Productos Alimenticios, C.A. y sus filiales elaborados sobre la base de costo historico, estan presentados razonablemente de conformidad con las bases contables descritas en la Nota 2.

ESPINEIRA, SHELDON Y ASOCIADOS

Maria del Carmen Sanchez C.
CPC 3157

                      PROALCA PRODUCTOS ALIMENTICIOS, C.A
                      -----------------------------------

                                Y SUS FILIALES
                                --------------

                          BALANCE GENERAL CONSOLIDADO
                          ---------------------------

                            30 DE NOVIEMBRE DE 1998
                            -----------------------

                       (En miles de bolivares nominales)

                                              Activo
                                              ------

         Activo circulante:
           Efectivo                                                              7.162.862
           Inversiones temporales (Nota 3)                                       8.194.962
           Inversion en instrumentos financieros (Nota 4)                          812.232
           Inversion en fideicomiso (Nota 5)                                    18.398.523
           Efectos y cuentas por cobrar (Nota 6)                                21.340.508
           Existencias (Nota 7)                                                 59.790.133
           Anticipos a proveedores                                                 531.306
           Gastos pagados por anticipado                                         1.890.013
                                                                               -----------

                  Total activo circulante                                      118.120.539

         Cuentas por cobrar largo plazo (Nota 8)                                   653.355
         Inversiones (Nota 9)                                                      742.680
         Activo fijo (Nota 10)                                                  61.720.421
         Vehiculos para la venta (Nota 8)                                        1.085.920
         Exceso del costo sobre el valor en libros de filiales, neto de
           amortizacion acumulada (Nota 9)                                       1.700.520
         Cargos diferidos y otros activos (Nota 11)                              2.272.057
                                                                               -----------

                                                                               186.295.492
                                                                               ===========

                                          Pasivo y Patrimonio
                                          -------------------

         Pasivo circulante:
           Prestamos y sobregiros bancarios (Nota 12)                           25.935.178
           Inversionistas en papeles comerciales (Nota 19)                      23.059.900
           Efectos y cuentas por pagar (Nota 13)                                33.816.025
           Impuestos por pagar (Nota 15)                                         1.129.869
           Dividendos por pagar                                                  3.811.750
           Acumulacion para remuneraciones y participacion estatutaria           3.477.850
           Gastos acumulados, beneficios al personal y otros pasivos (Nota 6)   21.996.400
                                                                               -----------

                  Total pasivo circulante                                      113.226.972

         Acumulacion para indemnizaciones laborales                              2.538.863
                                                                               -----------

                  Total pasivo                                                 115.765.835

         Intereses minoritarios                                                  6.271.253
         Patrimonio (Nota 16)                                                   64.258.404
                                                                               -----------

                                                                               186.295.492
                                                                               ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

                     PROALCA PRODUCTOS ALIMENTICIOS, C.A.
                     ------------------------------------

                                Y SUS FILIALES
                                --------------

                  ESTADO CONSOLIDADO DE GANANCIAS Y PERDIDAS
                  ------------------------------------------

      PERIODO INICIAL DE TRES MESES FINALIZADO EL 30 DE NOVIEMBRE DE 1998
      -------------------------------------------------------------------

                       (En miles de bolivares nominales)

Ventas netas                                                         33.536.950
Participacion sobre ventas                                            2.796.521
Ganancia en venta de activos fijos                                       17.969
Otros                                                                   382.218
                                                                    -----------

                                                                     36.733.658

Costo de ventas (Nota 7)                                             28.352.828
                                                                    -----------

         Utilidad bruta                                               8.380.830
                                                                    -----------

Gastos de operaciones:
  Distribucion y ventas                                               3.268.996
  Generales y de administracion (Nota 17)                             2.120.798
  Descuentos por pronto pago                                            120.392
  Provision para cuentas de cobro dudoso                                 19.933
  Fondo de remuneraciones y participacion estatutaria                    86.592
                                                                    -----------

                                                                      5.616.711
                                                                    -----------

        Utilidad en operaciones                                       2.764.119
                                                                    -----------

Otros ingresos (egresos):
  Intereses gastos, neto (Nota 12)                                  ( 3.682.070)
  Fluctuaciones cambiarias, neto                                    (    24.683)
  Egresos financieros por inversion en fideicomiso, netos (Nota 5)  (   132.750)
  Otros ingresos, neto                                                1.122.363
                                                                    -----------

                                                                    ( 2.717.140)
                                                                    -----------

         Utilidad antes de impuesto sobre la renta e impuesto a
           los activos empresariales, intereses minoritarios y
           participacion patrimonial en afiliadas                        46.979

Impuesto sobre la renta e impuesto a los activos empresariales
  (Nota 15)                                                         (   299.733)
Participacion de intereses minoritarios                             (   111.752)
Participacion patrimonial en afiliada  (Nota 9)                     (   320.262)
                                                                    -----------

         Perdida neta                                               (   684.768)
                                                                    ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

                     PROALCA PRODUCTOS ALIMENTICIOS, C.A.
                     ------------------------------------

                                Y SUS FILIALES
                                --------------

                       ESTADO CONSOLIDADO DE PATRIMONIO
                       --------------------------------

      PERIODO INICIAL DE TRES MESES FINALIZADO EL 30 DE NOVIEMBRE DE 1998
      -------------------------------------------------------------------

                       (En miles de bolivares nominales)

                                                                                Ajuste
                                             Capital                             por
                                              social          Deficit         traduccion             Total
                                             -------          -------         ----------             -----

Capital social inicial                         1.000                -                  -             1.000
Aumento de capital social (Nota 16)       64.126.337                                            64.126.337
Ajuste por traduccion en filiales                  -                -            815.835           815.835
Perdida neta                                       -         (684.768)                 -       (   684.768)
                                          ----------         --------            -------       -----------

Saldos al 30 de noviembre de 1998         64.127.337         (684.768)           815.835        64.258.404
                                          ==========         ========            =======       ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

                     PROALCA PRODUCTOS ALIMENTICIOS, C.A.
                     ------------------------------------

                                Y SUS FILIALES
                                --------------

                   ESTADO CONSOLIDADO DE FLUJOS DE EFECTIVO
                   ----------------------------------------

      PERIODO INICIAL DE TRES MESES FINALIZADO EL 30 DE NOVIEMBRE DE 1998
      -------------------------------------------------------------------

                       (En miles de bolivares nominales)

FLUJOS DE EFECTIVO POR ACTIVIDADES OPERACIONALES:
   Perdida neta                                                                     (   684.768)
   Ajustes para conciliar la perdida neta con el efectivo neto provisto por actividades operacionales -
        Depreciacion                                                                  1.011.794
        Egresos financieros por inversion en fideicomiso                                132.750
        Provision de indemnizaciones laborales                                        1.180.909
        Pagos de indemnizaciones laborales                                          (   222.690)
        Participacion patrimonial en afiliadas                                          320.262
        Provision para cuentas de cobro dudoso                                           19.933
        Variacion neta en activos y pasivos operacionales -
          Efectos y cuentas por cobrar                                              (21.360.441)
          Existencias                                                               (59.790.133)
          Anticipos a proveedores                                                   (   531.306)
          Gastos pagados por anticipado                                             ( 1.890.013)
          Exceso del costo sobre el valor en libros de filiales                     ( 1.700.520)
          Cuentas por cobrar a largo plazo                                          (   653.355)
          Vehiculos para la venta                                                   ( 1.085.920)
          Cargos diferidos y otros activos                                          ( 2.272.057)
          Efectos y cuentas por pagar                                                56.875.925
          Impuestos por pagar                                                         1.129.869
          Dividendos por pagar                                                        3.811.750
          Acumulacion para remuneraciones y participacion estatutaria                 3.477.850
          Gastos acumulados, beneficios al personal y otros pasivos                  21.996.400
          Indemnizaciones laborales                                                   1.580.644
          Intereses minoritarios                                                      6.271.253
                                                                                    -----------

              Efectivo neto provisto por actividades operacionales                    7.618.136
                                                                                    -----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE INVERSION:
  Variacion neta de inversion en instrumentos financieros                           (   812.232)
  Variacion neta de inversion en fideicomiso                                        (18.531.273)
  Variacion neta de activo fijo                                                     (62.732.215)
  Variacion neta de inversiones                                                     ( 1.062.942)
  Ajuste por traduccion en filiales                                                     815.835
                                                                                    -----------

              Efectivo neto usado en actividades de inversion                       (82.322.827)
                                                                                    -----------

FLUJOS DE EFECTIVO POR ACTIVIDADES DE FINANCIAMIENTO:
  Capital social inicial                                                                  1.000
  Aumento de capital social                                                          64.126.337
  Prestamos y sobregiros bancarios                                                   25.935.178
                                                                                    -----------

              Efectivo neto provisto por actividades de financiamiento               90.062.515
                                                                                    -----------

EFECTIVO Y SUS EQUIVALENTES:
 Al final del periodo                                                                15.357.824
                                                                                    ===========

 Las notas anexas forman parte integral de los estados financieros consolidados

                     PROALCA PRODUCTOS ALIMENTICIOS, C.A.
                     ------------------------------------
                                Y SUS FILIALES
                                --------------
                 NOTAS A LOS ESTADOS FINANCIEROS CONSOLIDADOS
                 --------------------------------------------
                            30 de NOVIEMBRE de 1998
                            -----------------------

NOTA 1 - OPERACIONES:
--------------------

La Compania fue constituida en septiembre de 1998 y su principal objeto es la inversion, suscripcion y tenencia de acciones en otras companias industriales, comerciales y de servicios; especialmente en aquellas relacionadas con la elaboracion, fabricacion y distribucion de productos alimenticios.

La Compania y sus filiales forman parte de la Unidad Estrategica Negocios de Alimentos de Empresas Polar y se dedican principalmente a la produccion, distribucion, venta y almacenaje de harina precocida de maiz, aceite de maiz, arroz, pastas alimenticias, otros productos derivados para el consumo animal o uso industrial y helados.

En Asamblea Extraordinaria de Accionistas celebrada el 22 de junio de 1998, se aprobo la fusion de la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) con Productos de Maiz, S.A. Promasa; Maiz de Oriente, C.A. Mazorca; Productos de Maiz Barinas, S.A. Promabasa, Operadora 2000, C.A., Operadora 3000, C.A. y Productos Industriales de Maiz, S.A. Proinmasa, con efecto a partir del 25 de septiembre de 1998. En virtud de lo anterior Remavenca, como entidad subsistente a la fusion, asumio los activos y pasivos de las empresas antes mencionadas al 25 de septiembre de 1998. Igualmente, en Asamblea Extraordinaria de Accionistas celebrada el 17 de junio de 1998, se aprobo la fusion de la filial Corporacion Agroindustrial Corina, C.A. con Procesadora Venezolana de Arroz, C.A. Provenaca con efecto a partir del 25 de septiembre de 1998. En virtud de la anterior, Corina, como entidad subsistente a la fusion, asumio los activos y pasivos de la empresa antes mencionada al 25 de septiembre de 1998.

En septiembre de 1998 la Compania recibio como dividendo en especies, las acciones de C.A. Promesa y su filial, Corporacion Industrial Corina, C.A. y sus filiales, Procesadora Venezolana de Cereales, S.A. (Provencesa), Molinos Sagra, C.A. (Mosaca) y Rotograbados Venezolanos, S.A. (Rotoven). Dicho dividendo fue decretado por la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) (vease la Nota 16). Asimismo, la Compania adquirio de Remavenca las acciones que esta poseia de Productos Efe, C.A. y sus filiales. Los estados financieros consolidados adjuntos al 30 de noviembre de 1998, incluyen las operaciones de la Compania por el periodo de tres meses finalizado en esa fecha y las operaciones efectuadas por las companias filiales durante septiembre de 1998, vease la Nota 2.

Las filiales Procesadora Venezolana de Cereales, S.A. (Provencesa) y Productos Efe, C.A. y sus filiales estan sometidas al control de la Comision Nacional de Valores (CNV) y, de acuerdo con las normas establecidas por esta institucion, dichas companias estan obligadas a presentar como informacion primaria sus estados financieros actualizados por los efectos de la inflacion.

NOTA 2 - RESUMEN DE POLITICAS CONTABLES MAS SIGNIFICATIVAS EN USO:
-----------------------------------------------------------------

Consolidacion -
-------------

Los estados financieros consolidados, incluyen las cuentas de la Compania al 30 de noviembre de 1998 y las de sus companias filiales: Refinadora de Maiz Venezolana, C.A. (Remavenca) y sus filiales; C.A. Promesa y su filial; Corporacion Industrial Corina, C.A. (Corina) y sus filiales; y Procesadora Venezolana de Cereales, S.A. (Provencesa), poseidas en un 99,57%; Molinos Sagra, C.A. (Mosaca) poseida en un 91,68%; Productos Efe, C.A. y sus filiales, poseida en un 61,97% y Rotograbados Venezolanos, S.A. (Rotoven) poseida en un 59,74%, cuyos cierres anuales son el 30 de septiembre de 1998 y constituyen principalmente los saldos de los estados financieros consolidados al 30 de noviembre de 1998.

Los estados financieros al 30 de septiembre de 1998 de las companias Orion Investments Inc. e International Products Inc., filiales de Remavenca, no fueron examinados por contadores publicos independientes.

Los saldos y transacciones entre companias se eliminan en la consolidacion. La participacion de los accionistas minoritarios en los resultados de las filiales parcialmente poseidas se registra en los resultados consolidados y al 30 de noviembre de 1998 esta determinada con base en el patrimonio neto y en los resultados del periodo de las filiales parcialmente poseidas.

Existencias -
-----------

Los principales inventarios de materia prima de las companias filiales se registran por el metodo de "ultimas entradas, primeras salidas" (LIFO). El resto de los inventarios de materia prima, material de empaque, productos terminados y otras se registran al costo, por el metodo promedio. Los costos utilizados no exceden al valor de mercado.

Inversiones en instrumentos financieros -
---------------------------------------

Las inversiones en instrumentos financieros, conformadas por portafolios de inversion en titulos valores en moneda extranjera adquiridos y mantenidos para negociarse en el corto plazo, se registran a su valor de mercado y las ganancias
o perdidas no realizadas se incluyen en los resultados del periodo, vease la Nota 4.

Inversiones -
-----------

Las inversiones en acciones en companias afiliadas, poseidas entre un 20% y 50% se registran por el metodo de participacion patrimonial. Las inversiones en acciones cuya participacion es inferior al 20% se registran al costo, el cual no excede el valor de mercado.

Las inversiones en terrenos se registran al costo de adquisicion.

El rendimiento de las inversiones en valores y de las inversiones en fideicomiso se reconoce como ingresos con base en lo devengado en el periodo.

Exceso del costo sobre el valor en libros -
-----------------------------------------

El exceso del costo sobre el valor en libros de las acciones adquiridas en filiales se amortiza en cinco anos.

Activo fijo -
-----------

El activo fijo se registra al costo. Los desembolsos por mantenimiento y reparaciones se cargan a resultados y las adiciones, renovaciones y mejoras son registrados como parte del costo del activo fijo. La depreciacion se calcula con base en el metodo de linea recta, sobre la vida util estimada del activo.

En septiembre de 1998 algunas de las filiales desincorporaron y reclasificaron ciertos activos fijos en sus registros auxiliares y ajustaron sus vidas utiles remanentes. Los cambios no tuvieron efectos importantes en los resultados de esas filiales.

Cargos diferidos -
----------------

Los gastos incurridos en la instalacion y puesta en marcha del sistema administrativo SAP-R3 por las filiales se difieren y seran amortizados en un periodo de tres anos a partir del 1 de octubre de 1998.

Acumulacion para indemnizaciones laborales -
------------------------------------------

Las filiales acumulan las indemnizaciones por concepto de terminacion de la relacion de trabajo que de acuerdo con la Ley Organica del Trabajo son un derecho adquirido de los trabajadores. Las filiales depositan estas indemnizaciones en fideicomisos a nombre de los trabajadores de las mismas.

Bajo ciertas condiciones, dicha Ley tambien establece el pago de doble indemnizacion y las filiales, con base en su experiencia, registran una acumulacion adicional para cubrir este pasivo eventual.

Plan de pensiones de jubilacion -
-------------------------------

Las filiales, conjuntamente con sus companias relacionadas, mantienen un plan de pensiones de jubilacion que cubre a todos los empleados elegibles. Las obligaciones de las filiales por este concepto seran revisadas por actuarios independientes cada vez que las circunstancias lo ameriten y como minimo una vez cada tres anos. El aporte de las filiales al plan se registra en los resultados del periodo, vease la Nota 17.

Ventas a plazo -
--------------

Una de las filiales financia, bajo ciertas circunstancias, la adquisicion de vehiculos a distribuidores exclusivos y transportistas a un plazo maximo de cuarenta y ocho meses. Los recursos que la filial espera convertir en efectivo durante el ciclo normal de operaciones, se clasifican como cuentas por cobrar a corto o largo plazo, segun su vencimiento y la utilidad bruta se va realizando a medida que se reciben los pagos.

Cambio extranjero -
-----------------

Las transacciones en moneda extranjera estan registradas a la tasa de cambio vigente a la fecha de la operacion. Las ganancias o perdidas en cambio se incluyen en los resultados. Los saldos en moneda extranjera al 30 de noviembre de 1998 corresponden a saldos de las companias filiales, por lo que se presentan a la tasa de cambio vigente al 30 de septiembre de 1998 de Bs 574/US$1, vease la Nota 18.

Traduccion de inversiones en filiales en moneda extranjera -
----------------------------------------------------------

Los activos y pasivos de las filiales de Remavenca, Inversiones Promasa, S.A., Productos de Maiz, S.A. "Promasa" y Promesa de Colombia, S.A. "Colpromesa", ubicadas en Colombia se tradujeron a bolivares al 30 de septiembre de 1998, usando la tasa de cambio de Bs 574/US$1, el patrimonio a la tasa de cambio historica a partir del 1 de octubre de 1996 y las cuentas de resultados a la tasa de cambio promedio del ano finalizado el 30 de septiembre de 1998.

Efectivo y sus equivalentes -
---------------------------

Para fines del estado de flujos de efectivo, todo instrumento financiero de facil convertibilidad que tenga vencimiento igual o menor a tres meses se considera como equivalente de efectivo.

NOTA 3 - INVERSIONES TEMPORALES:
-------------------------------

Al 30 de noviembre de 1998 las inversiones temporales comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Participaciones a plazo en instituciones bancarias nacionales
    con rendimiento anual variable                                     6.360.615
  Participaciones a plazo por unos US$3.195.000 en instituciones bancarias del exterior con rendimientos anuales entre el 5,06%
    y el 6% (Nota 18)                                                  1.834.347
                                                                       ---------

                                                                       8.194.962
                                                                       =========

Las participaciones a plazo en instituciones bancarias nacionales fueron efectuadas principalmente a traves de una empresa filial. El rendimiento anual es variable, determinado sobre el porcentaje de participacion de las companias en la totalidad de las colocaciones mantenidas por dicha filial.

NOTA 4 - INVERSION EN INSTRUMENTOS FINANCIEROS:
----------------------------------------------

La inversion en instrumentos financieros, en moneda extranjera, al 30 de noviembre de 1998, corresponde a la participacion de una filial consolidada en un portafolio de inversiones en moneda extranjera, mantenido por una empresa relacionada en el exterior. Dicho portafolio fue constituido en septiembre de 1995 y de acuerdo con lo convenido entre las partes, la filial consolidada establece los tipos de inversiones en los que desea participar, los cuales estan constituidos, principalmente, por acciones y bonos de companias privadas en los Estados Unidos de America y de ciertos paises europeos y la participacion en un Fondo Mutual en el exterior. La inversion inicial de la filial en dicho portafolio fue de US$1.000.000, que al 30 de septiembre de 1995 equivalia a Bs 170.000.000. A la fecha de cierre de la filial, el valor de mercado de la misma asciende a US$1.415.039, que equivalen a unos Bs 812.232.000.

NOTA 5 - INVERSION EN FIDEICOMISO EN EL EXTERIOR:
------------------------------------------------

En marzo de 1996 algunas de las filiales de la Compania constituyeron fideicomisos en el exterior por un valor de Bs 6.474.701.000, cuyos unicos beneficiarios al 30 de noviembre de 1998 son las mismas filiales. Dichos fideicomisos se realizaron mediante la entrega al fiduciario, Deustsche Morgan Grenfell, del 100% de las acciones de cuatro companias filiales de estas, domiciliadas en el exterior, cuyos activos y pasivos estaban denominados principalmente en dolares estadounidenses. A la fecha de cierre de las filiales, de acuerdo con confirmacion recibida del fiduciario, las filiales mantienen registrada su inversion en los fideicomisos en unos Bs 18.398.523.000.

NOTA 6 - EFECTOS Y CUENTAS POR COBRAR:
-------------------------------------

Los efectos y cuentas por cobrar al 30 de noviembre de 1998 comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Comerciales (Nota 18)                                              17.214.486
  Companias relacionadas (Notas 14 y 18)                              1.137.355
  Vehiculos (Nota 8)                                                    265.016
  Empleados, anticipos a proveedores y otros                          3.117.826
                                                                    -----------

                                                                     21.734.683

  Provision para cuentas dudosas                                    (   394.175)
                                                                    -----------

                                                                     21.340.508
                                                                    ===========

Al 30 de noviembre de 1998 los gastos acumulados por pagar incluyen unos Bs
533.777.000 que corresponden a depositos recibidos de clientes de una filial para garantizar las obligaciones contraidas con la filial.

NOTA 7 - EXISTENCIAS:
--------------------

Las existencias al 30 de noviembre de 1998 comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Materias primas                                                    48.940.087
  Productos terminados                                                6.017.358
  Productos en proceso                                                1.095.417
  Material de empaque y otros                                         2.259.811
  Materia prima y repuestos,
     en transito                                                      1.541.533
  Provision para obsolescencia                                      (    64.073)
                                                                    -----------

                                                                     59.790.133
                                                                    ===========

Las existencias de las materias primas principales tienen un valor de reposicion de unos Bs 14.332.655.000 en exceso al costo LIFO en valores nominales registrado en libros.

Al 30 de noviembre de 1998 las cantidades en kilogramos de la principal materia prima de una filial disminuyeron. Esta reduccion resulto en una eliminacion parcial de la capa componente de la valorizacion por el metodo LIFO, cuyo efecto resulto en un aumento del costo de ventas y, por consiguiente, una disminucion de la ganancia neta del periodo de unos Bs 159.442.000.

NOTA 8 - CUENTAS POR COBRAR A LARGO PLAZO:
-----------------------------------------

Las cuentas por cobrar a largo plazo corresponden a prestamos otorgados a traves de una filial a distribuidores exclusivos y transportistas para la adquisicion de vehiculos. Dichos prestamos tienen un plazo maximo de financiamiento de cuarenta y ocho meses. Asimismo, incluyen prestamos otorgados a los empleados de esta filial para la adquisicion de vivienda, conforme a las politicas de la filial. Los prestamos antes mencionados se presentan netos de la ganancia diferida e intereses no devengados relacionados con la venta de los vehiculos a distribuidores y transportistas, y con los prestamos a empleados.

NOTA 9 - INVERSIONES:
--------------------

Las inversiones al 30 de noviembre de 1998 son las siguientes:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Transporte Polar, C.A.                                                 650.706
  Acciones de companias registradas al costo                              14.449
  Terrenos y otros                                                        77.525
                                                                         -------

                                                                         742.680
                                                                         =======

Los estados financieros de Transporte Polar, C.A., filial de Remavenca, no fueron examinados por contadores publicos independientes.

El exceso del costo sobre el valor en libros de filiales al 30 de noviembre de 1998 incluye unos Bs 1.132.666.000 correspondientes a la adquisicion a terceros del 25% del patrimonio de Corporacion Agroindustrial Corina, C.A. Igualmente, incluye unos Bs 567.851.000 netos de amortizacion, correspondientes a la adquisicion de Productos de Maiz, S.A. (Promasa) ubicada en Colombia.

NOTA 10 - ACTIVO FIJO:
---------------------

El activo fijo al 30 de noviembre de 1998 comprende lo siguiente:

                                                                    (En miles de
                                                                       bolivares
                                                                      nominales)

  Edificios e instalaciones:
    Costo                                                            12.838.441
    Revaluacion                                                          12.889
  Maquinaria y equipos:
     Costo                                                           39.316.266
     Revaluacion                                                          2.528
  Mobiliario y equipos de oficina                                     2.246.933
  Vehiculos                                                           4.887.681
  Otros                                                               1.112.272
                                                                    -----------

                                                                     60.417.010

  Depreciacion acumulada:
     Sobre el costo                                                 (11.495.419)
     Sobre la revaluacion                                           (    15.158)
                                                                    -----------

                                                                     48.906.433

  Terrenos:
    Costo                                                             2.740.961
    Revaluacion                                                          31.282
    Construcciones en proceso                                         9.940.978
    Activos no utilizados en las operaciones                            100.767
                                                                    -----------

                                                                     61.720.421
                                                                    ===========

NOTA 11 - CARGOS DIFERIDOS Y OTROS ACTIVOS:
------------------------------------------

Al 30 de noviembre de 1998 los cargos diferidos y otros activos comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Repuestos y suministros, neto de provision de unos Bs 439.145.000     636.299
  Sistema SAP-R3                                                        387.328
  Gastos preoperativos de filiales en el exterior                       373.329
  Depositos en garantia                                                 108.150
  Envases retornables, neto de provision de unos Bs 72.645.000           95.070
  Lineas de produccion fuera de operaciones                              30.489
  Otros                                                                 641.392
                                                                      ---------

                                                                      2.272.057
                                                                      =========

Las lineas de produccion fuera de operaciones corresponden al costo neto de dos lineas de produccion de pasta corta pertenecientes a la filial Molinos Sagra, C.A. (Mosaca), las cuales se encuentran fuera de operaciones desde diciembre de 1996. En 1997 la gerencia de la filial decidio continuar depreciando el costo de estas lineas por considerar la posibilidad de su futura incorporacion en las actividades operacionales de la filial. El efecto del gasto de depreciacion en los resultados del periodo es de unos Bs 757.000.

NOTA 12 - PRESTAMOS Y SOBREGIROS BANCARIOS:
------------------------------------------

Al 30 de noviembre de 1998 los prestamos bancarios comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Prestamos por US$22.804.797 con bancos en el exterior, con vencimientos a corto plazo e interes anual entre el 6,44% y
    7,53%                                                             13.089.954
  Prestamos con bancos locales, con vencimiento a corto plazo e
    interes anual que oscila entre el 50% y 85%                        8.124.204
  Prestamos por 9.610.092.000 pesos colombianos (unos US$6.834.000)
    con bancos locales en Colombia, con interes anual entre el 34%
    y 36%, incluyendo giros con intereses a la tasa de Libor mas
    0,6%                                                               3.922.487
  Sobregiros bancarios                                                   798.533
                                                                      ----------

                                                                      25.935.178
                                                                      ==========

Los prestamos en moneda extranjera incluyen unos US$19.345.000 sobre dos lineas de credito contratadas por la filial Refinadora de Maiz Venezolana, C.A. (Remavenca), conjuntamente con otras companias relacionadas, con bancos extranjeros hasta por la cantidad de US$22.500.000. Asimismo, incluyen unos US$3.460.000, correspondientes a prestamos con bancos del exterior, contratados por dos filiales para capital de trabajo.

NOTA 13 - EFECTOS Y CUENTAS POR PAGAR:
-------------------------------------

Los efectos y cuentas por pagar al 30 de noviembre de 1998 comprenden lo siguiente:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Productores de materias primas                                      22.811.081
  Proveedores (Nota 18)                                                8.253.296
  Companias relacionadas (Nota 14)                                       171.136
  Otras                                                                2.580.512
                                                                      ----------

                                                                      33.816.025
                                                                      ==========

NOTA 14 - SALDOS Y TRANSACCIONES CON RELACIONADAS:
-------------------------------------------------

La Compania y sus filiales forman parte de un grupo de empresas relacionadas y tienen transacciones importantes con miembros de dicho grupo. A continuacion se presenta un detalle de los saldos al 30 de noviembre de 1998:

                                                                    (En miles de
                                                                     bolivares
                                                                     nominales)

  Por cobrar:
    Compania de Espectaculos del Este, S.A. (Cedesa)                     715.660
    Cerveceria Modelo, C.A.                                              320.232
    Transporte Polar, C.A.                                                48.773
    Otras                                                                 52.690
                                                                       ---------

                                                                       1.137.355
                                                                       =========

  Por pagar:
    Cerveria Polar, C.A.                                                  37.336
    Provident Inc.                                                        34.720
    Product, Inc.                                                         33.694
    Rotograbados Distribuidora, C.A.                                      29.841
    Otras                                                                 35.545
                                                                         -------

                                                                         171.136
                                                                         =======

El saldo por cobrar a Cerveceria Modelo, C.A. corresponde a prestamos otorgados por una filial durante el ano, con vencimiento a corto plazo e interes a tasas de mercado.

NOTA 15 - IMPUESTOS:
-------------------

Impuesto sobre la renta -
-----------------------

El ejercicio fiscal de la Compania finaliza el 30 de noviembre de cada ano, y el de sus companias filiales el 30 de septiembre de cada ano.

La Ley de Impuesto sobre la renta permite traspasar perdidas fiscales y compensar impuestos con rebajas en nuevas inversiones hasta por los tres anos siguientes, reduciendo el impuesto sobre la renta causado. La Compania y algunas de las filiales tienen perdidas fiscales trasladables por unos
Bs 27.497.491.000, de las cuales unos Bs 1.967.132.000 vencen en 1999, unos
Bs 4.992.823.000 vencen en el 2000 y unos Bs 20.537.536.000 vencen en el 2001.
Asimismo, algunas de las filiales tienen rebajas por nuevas inversiones por unos Bs. 6.569.953.000, de las cuales unos Bs. 967.233.000 vencen en 1999, unos

Bs 1.105.981.000 vencen en el 2000 y unos Bs 4.496.741.000 vencen en el 2001.

Impuesto a los activos empresariales -
------------------------------------

El impuesto a los activos empresariales constituye un impuesto alternativo y complementario del impuesto sobre la renta. Este impuesto es del 1% sobre el promedio simple de los activos totales ajustados por inflacion sobre los montos al inicio y al final del ano. La Compania matriz se encuentra exenta del pago de este impuesto por encontrarse dentro de sus primeros dos anos de operaciones. Sin embargo, como parte de esta normativa las filiales calcularon este impuesto conjuntamente con el impuesto sobre la renta, debiendo cancelar al Fisco Nacional el monto que resulte mayor. El pago de este impuesto complementario podra ser compensado hasta los tres ejercicios fiscales siguientes como credito contra el impuesto sobre la renta que se cause.

Al 30 de noviembre de 1998 el gasto de impuesto sobre la renta e impuesto a los activos empresariales por el periodo de tres meses finalizado en esa fecha registrado por la compania y sus filiales fue de unos Bs 299.733.000.

NOTA 16 - PATRIMONIO:
--------------------

La Compania fue constituida en septiembre de 1998 con un capital social de Bs 1.000.000, representado por 10.000 acciones, con un valor nominal de Bs 100, cada una.

En Asamblea Extraordinaria de Accionistas celebrada el 28 de septiembre de 1998, se acordo aumentar el capital social de la Compania mediante la emision de
641.263.371 nuevas acciones, con un valor nominal de Bs 100 cada una. Dichas acciones fueron suscritas y pagadas en especie, mediante el aporte por parte de los accionistas de 121.978.003 acciones de la empresa Refinadora de Maiz Venezolana, C.A. (Remavenca).

Al 30 de noviembre de 1998 el capital social de la Compania esta constituido por
641.273.371 acciones, con valor nominal de Bs 100 cada una.

NOTA 17 - PLAN DE PENSIONES DE JUBILACION:
-----------------------------------------

El plan de pensiones de las filiales es administrado por la empresa relacionada Sociedad Civil para Beneficios Laborales "SOCIBELA". Dicho plan se basa en un tiempo minimo de diez anos de servicio. Igualmente, dicho plan garantiza un pago equivalente a una pension minima de diez anos a cada empleado elegible para el mismo.

De acuerdo con calculos actuariales efectuados en 1998, se determino el pasivo actuarial de las companias, el cual representa el valor actual de los beneficios proyectados del plan. El pasivo sin financiar, principalmente originado por el costo retroactivo de los beneficios, sera amortizado en treinta anos. De acuerdo con los calculos actuariales realizados, los cuales consideran una tasa de descuento del 8%, el costo futuro del mismo equivale al 9,22% anual de la nomina de las filiales e incluye la amortizacion del pasivo sin financiar.

NOTA 18 - SALDOS EN MONEDA EXTRANJERA:
-------------------------------------

Los saldos en moneda extranjera al 30 de noviembre de 1998 comprenden lo siguiente:

                                                              En dolares                   En miles de
                                                            estadounidenses                 bolivares
                                                            ---------------                -----------

Activo:
  Efectivo                                                     1.358.583                      779.826
  Inversiones temporales (Nota 3)                              3.195.247                    1.834.347
  Inversiones en instrumentos financieros (Nota 4)             1.415.039                      812.232
  Cuentas por cobrar (Nota 6) -
    Comerciales                                                  547.316                      314.159
    Companias relacionadas                                       304.881                      175.002
    Otras, incluye anticipos a proveedores                       716.638                      402.172
                                                              ----------                   ----------

                                                               7.537.704                    4.317.738
                                                              ==========                   ==========

Pasivo:
  Prestamos bancarios (Nota 12) -
    En dolares estadounidenses                                22.804.797                   13.089.954
    En pesos colombianos                                       6.833.601                    3.922.487
  Cuentas por pagar (Nota 13) -
    Proveedores                                                2.693.439                    1.546.034
    Otras                                                        205.926                      118.201
                                                              ----------                   ----------

                                                              32.537.763                   18.676.676
                                                              ==========                   ==========

NOTA 19 - EMISION DE PAPELES COMERCIALES AL PORTADOR:
----------------------------------------------------

La Comision Nacional de Valores (CNV) autorizo a la filial Procesadora Venezolana de Cereales (Provencesa) para emitir papeles comerciales al portador hasta por un monto maximo de Bs 65.000 millones con vigencia de un ano contado a partir de la fecha en la cual se emita la primera serie, a partir del 15 de diciembre de 1997. Durante el ano finalizado el 30 de noviembre de 1998, la filial efectuo las siguientes emisiones:

                                                                 Fecha de
                                                         ----------------------------
                                                                                                      Rendimiento
   Serie                  Valor nominal                  Emision          Vencimiento                    anual
   -----                  -------------                  -------          -----------                 -----------
                           (Millones de                                                                    %
                            bolivares)                                                                     -
1997-I-1                       20.000                   22-01-98           23-04-98                      18,50
1997-I-2                        7.000                   02-02-98           02-04-98                      24,25
1997-I-3                        6.000                   26-02-98           07-05-98                      30,00
1997-I-4                        6.000                   05-03-98           14-05-98                      31,00
1997-I-5                        7.000                   10-03-98           21-05-98                      31,00
1997-I-6                        7.300                   16-03-98           28-05-98                      30,00
1997-I-7                        6.000                   02-04-98           08-06-98                      30,00
1997-I-8                        6.500                   23-04-98           06-07-98                      33,00
1997-I-9                        6.000                   23-04-98           20-07-98                      33,50
1997-I-10                       5.000                   21-05-98           20-07-98                      37,00
1997-I-11                       5.000                   28-05-98           03-08-98                      36,00
1997-I-12                       6.000                   05-06-98           10-08-98                      37,00
1997-I-13                       6.000                   18-06-98           24-08-98                      40,50
1997-I-14                       6.000                   30-07-98           21-09-98                      48,00
1997-II-1                       7.000                   02-02-98           30-04-98                      25,25
1997-II-2                       4.000                   16-02-98           02-04-98                      30,00
1997-II-3                       4.000                   16-02-98           30-04-98                      31,00
1997-II-4                       5.000                   02-04-98           22-06-98                      31,00
1997-II-5                       6.000                   07-05-98           02-07-98                      41,00
1997-II-6                       4.000                   16-07-98           07-09-98                      50,00

Vigentes al 30 de septiembre de 1998:
-------------------------------------

                                                                    Fecha de
                                  Valor                      --------------------------
                     ------------------------------                                                  Rendimiento
  Serie                 Nominal           Colocado           Emision        Vencimiento                 anual
  -----                 -------           --------           -------        -----------              -----------
                              (Miles de bolivares)                                                        %
                                                                                                          -
1997-I-15              6.000.000          6.000.000          24-08-98        19-10-98                  56,50
1997-I-16              6.000.000          6.000.000          17-09-98        12-11-98                  59,00
1997-II-7              4.000.000          4.000.000          10-08-98        05-10-98                  47,00
1997-II-8              4.000.000          3.059.900          17-08-98        19-10-98                  50,00
1997-II-9              4.000.000          4.000.000          07-09-98        02-11-98                  65,50
                     -----------        -----------
                      24.000.000         23.059.900
                     ===========        ===========

Estas emisiones fueron colocadas a descuento y estan garantizadas por contratos de comision a cargo de las siguientes filiales: Refinadora de Maiz Venezolana, C.A. (Remavenca), Corporacion Agroindustrial Corina, C.A. (Corina) y Molinos Sagra, C.A. (Mosaca).

NOTA 20 - CONTINGENCIAS:
-----------------------

Impuestos -
---------

En 1994 la filial Refinadora de Maiz Venezolana, C.A. (Remavenca) y sus filiales recibieron reparos por parte de la administracion del impuesto sobre la renta por aproximadamente Bs 570.000.000, que incluye multa e intereses. En opinion de la gerencia de las companias, dicho reparo no prosperara, por lo que no han registrado provision alguna para cubrir cualquier posible contingencia.

En agosto de 1995 una compania fusionada en 1998 con la filial Remavenca recibio reparos fiscales del Servicio Nacional de Administracion Tributaria (SENIAT), del Ministerio de Hacienda, correspondientes a las declaraciones de rentas de los anos finalizados el 31 de octubre de 1991, 1992 y 1993 y el ano finalizado el 30 de septiembre de 1994, por unos Bs 3.529.537.000, por concepto de impuesto sobre la renta, multa, actualizacion monetaria e intereses compensatorios, relacionados principalmente con el rechazo de gastos imputados al costo a efectos de la renta gravable. Dicha compania introdujo Recurso Jerarquico y Recurso Contencioso Tributario, contra los mencionados reparos. Como resultado del Recurso Jerarquico, fueron anuladas las planillas de liquidacion correspondientes a multas por unos Bs 1.783.003.000. La Compania ha tomado las medidas legales correspondientes y, en opinion de la gerencia y sus asesores legales, se dispone de fundadas razones legales y doctrinales como para esperar una decision favorable. La Compania no ha creado provision alguna por este concepto.

NOTA 21 - BALANCE GENERAL EN VALORES ACTUALIZADOS POR LOS EFECTOS DE LA
-----------------------------------------------------------------------
INFLACION:
----------

El balance general consolidado al 30 de noviembre de 1998, actualizado por los efectos de la inflacion, se presenta a continuacion:

                       PROALCA PRODUCTOS ALIMENTICIOS, C.A
                       -----------------------------------
                                 Y SUS FILIALES
                                 --------------

                           BALANCE GENERAL CONSOLIDADO
                           ---------------------------
                             30 DE NOVIEMBRE DE 1998
                             -----------------------
                            (En miles de bolivares)

                                     Activo
                                     ------

                                                                                   En valores actualizados
                                                                                por los efectos de la inflacion
                                                                                -------------------------------
Activo circulante:
  Efectivo                                                                                 7.452.958
  Inversiones temporales                                                                   8.526.858
  Inversion en instrumentos financieros                                                      845.127
  Inversion en fideicomiso                                                                19.143.663
  Efectos y cuentas por cobrar                                                            22.341.631
  Existencias                                                                             77.133.916
  Anticipos a proveedores                                                                    555.089
  Gastos pagados por anticipado                                                            2.037.871
                                                                                         -----------
         Total activo circulante                                                         138.037.113
Cuentas por cobrar largo plazo                                                               896.680
Inversiones                                                                                2.640.028
Activo fijo                                                                              144.912.500
Vehiculos para la venta                                                                    2.274.490
Exceso del costo sobre el valor en libros de filiales, neto de amortizacion
  acumulada                                                                                  666.673
Cargos diferidos y otros activos                                                           3.313.765
                                                                                         -----------
                                                                                         292.741.249
                                                                                         ===========

                               Pasivo y Patrimonio
                               -------------------

Pasivo circulante:
  Prestamos y sobregiros bancarios                                                        26.985.553
  Inversionistas en papeles comerciales                                                   23.993.826
  Efectos y cuentas por pagar                                                             35.185.574
  Impuestos por pagar                                                                      1.175.629
  Dividendos por pagar                                                                     3.966.126
  Acumulacion para remuneraciones y participacion estatutaria                              3.618.703
  Gastos acumulados, beneficios al personal y otros pasivos                               22.885.656
                                                                                         -----------
         Total pasivo circulante                                                         117.811.067
Acumulacion para indemnizaciones laborales                                                 2.641.686
                                                                                         -----------
         Total pasivo                                                                    120.452.753
                                                                                         -----------
Intereses minoritarios                                                                    16.647.169
Patrimonio                                                                               155.641.327
                                                                                         -----------
                                                                                         292.741.249
                                                                                         ===========

Las principales bases utilizadas para la preparacion del balance general consolidado actualizado por los efectos de la inflacion se resumen a continuacion:

La contabilidad en inflacion -
----------------------------
La Declaracion de Principios de Contabilidad Numero 10 "Normas para la elaboracion de estados financieros ajustados por efectos de la inflacion" (DPC
10), promulgada por la Federacion de Colegios de Contadores Publicos de Venezuela, y sus boletines de actualizacion requieren a partir de 1997, la incorporacion de la contabilidad ajustada por inflacion en los estados financieros primarios.

La Compania y sus filiales utilizan el metodo del Nivel General de Precios (NGP) para la preparacion de sus estados financieros consolidados al 30 de noviembre de 1998 actualizados por los efectos de la inflacion.

El proposito de la actualizacion de los estados financieros consolidados por los efectos de la inflacion mediante la utilizacion del metodo del NGP, es presentar los estados financieros consolidados en moneda del mismo poder adquisitivo, de acuerdo con el Indice de Precios al Consumidor (IPC) del Area Metropolitana de Caracas, publicado por el Banco Central de Venezuela (BCV). Por consiguiente, los estados financieros consolidados, actualizados por los efectos de la inflacion al 30 de noviembre de 1998, no pretenden representar valores de mercado o realizacion de los activos no monetarios, los cuales normalmente variaran con respecto a los valores actualizados con base en indices de precios. Los estados financieros consolidados estan presentados con base al IPC al 30 de noviembre de 1998.

Porcentaje de inflacion -
-----------------------
El porcentaje de inflacion correspondiente al periodo de tres meses finalizado el 30 de noviembre de 1998 fue del 4,05%.

Activos no monetarios -
---------------------
Estos componentes, principalmente inventarios, activo fijo y otros activos han sido actualizados, multiplicandolos por un factor calculado, dividiendo el IPC al 30 de noviembre de 1998 entre el IPC a la fecha de adquisicion o de origen de cada uno de ellos. Los activos y pasivos no monetarios estan presentados en terminos de poder adquisitivo al 30 de noviembre de 1998.

Activo fijo -
-----------
El activo fijo esta presentado al costo de adquisicion, expresado en moneda constante, y ajustado al menor entre el costo actualizado y el valor segun avaluo practicado por peritos independientes. Para actualizar el activo fijo fueron eliminados todos los efectos de las revaluaciones registradas en el balance general de la filial consolidada expresado en valores nominales sobre la base del costo historico.

Inversiones en acciones y terrenos -
----------------------------------
Las inversiones en acciones en companias afiliadas, poseidas entre un 20% y un 50% se registran por el metodo de participacion patrimonial, tomando como base el patrimonio reexpresado de las companias afiliadas. Otras inversiones se registran al costo de adquisicion.

Las inversiones en terrenos estan presentadas al costo de adquisicion, expresado en moneda constante, y ajustadas al menor entre el valor reexpresado y el valor segun avaluo practicado por peritos independientes.

Vehiculos para la venta -
-----------------------
Los vehiculos para la venta estan presentados al costo de adquisicion en moneda constante y ajustados al menor entre el valor reexpresado y el valor segun avaluo practicado por peritos independientes. La perdida en la venta de vehiculos a distribuidores y empleados se reconoce en los resultados del periodo.

Activos y pasivos monetarios -
----------------------------
Los activos y pasivos monetarios, incluyendo montos en moneda extranjera, por su naturaleza estan presentados en terminos de poder adquisitivo al 30 de noviembre de 1998.

Patrimonio -
----------
Todas las cuentas del patrimonio han sido actualizadas con base en sus fechas de aporte u origen. Los dividendos en acciones estan presentados en moneda constante segun la fecha de su origen, la cual se determina con base en el metodo "ultimo en entrar, primero en salir" (LIFO). Los dividendos en efectivo estan actualizados en moneda constante, segun el IPC a partir de la fecha del decreto.

                           PRIMOR INVERSIONES, C.A.
                           ------------------------
            (Filial totalmente poseida por Primor Alimentos, C.A.)

                      INFORME DE LOS CONTADORES PUBLICOS
                      ----------------------------------
                     INDEPENDIENTES Y ESTADOS FINANCIEROS
                     ------------------------------------
                              9 DE ENERO DE 2001
                              ------------------

26 de enero de 2001

Al Accionista y a la Junta Directiva de
Primor Inversiones, C.A.

Hemos examinado el balance general de apertura de Primor Inversiones, C.A. al 9 de enero de 2001 (fecha de inicio de operaciones) y de flujos de efectivo a esa fecha, expresados en bolivares nominales. La preparacion de dichos estados financieros con sus notas es responsabilidad de la gerencia de la Compania. Nuestra responsabilidad es la de expresar una opinion sobre tales estados financieros con base en nuestro examen.

Efectuamos nuestro examen de acuerdo con normas de auditoria de aceptacion general en Venezuela. Esas normas requieren que planifiquemos y efectuemos el examen para obtener una seguridad razonable de que los estados financieros no incluyan errores significativos. Un examen incluye las pruebas selectivas de la evidencia que respalda los montos y divulgaciones en los estados financieros; tambien incluye la evaluacion de los principios de contabilidad utilizados y de las estimaciones contables importantes hechas por la gerencia, asi como de la adecuada presentacion de los estados financieros. Consideramos que nuestro examen proporciona una base razonable para sustentar nuestra opinion.

Como se explica en la Nota 3, al 9 de enero de 2001 (fecha de inicio de operaciones), el reconocimiento de los efectos de la inflacion no modificaria la situacion financiera de la Compania.

En nuestra opinion, los estados financieros adjuntos al 9 de enero de 2001 (fecha de inicio de operaciones), examinados por nosotros, expresados en bolivares nominales, presentan razonablemente, en todos sus aspectos importantes, la situacion financiera de Primor Inversiones, C.A. al 9 de enero de 2001 y los flujos de efectivo a esa fecha, de conformidad con principios de contabilidad de aceptacion general en Venezuela.

ESPINEIRA, SHELDON Y ASOCIADOS



Maria del Carmen Sanchez C.
CPC 3157

                           PRIMOR INVERSIONES, C.A.
                           ------------------------
            (Filial totalmente poseida por Primor Alimentos, C.A.)

                                BALANCE GENERAL
                                ---------------
                              9 de enero de 2001
                              ------------------
                      (Expresado en bolivares nominales)


                       Activo
                       ------
Activo circulante:
   Efectivo (Nota 1)                                                 1.000.000
                                                                     ---------
           Total activo                                              1.000.000
                                                                     =========

                   Patrimonio
                   ----------
Capital social (Nota 2)                                              1.000.000
                                                                     ---------
            Total patrimonio                                         1.000.000
                                                                     =========

        Las notas anexas forman parte integral de los estados financieros

                           PRIMOR INVERSIONES, C.A.

            (Filial totalmente poseida por Primor Alimentos, C.A.)

                         ESTADO DE FLUJOS DE EFECTIVO
                         ----------------------------
                              9 de enero de 2001
                              ------------------
                      (Expresado en bolivares nominales)

  EFECTIVO NETO PROVENIENTE DE ACTIVIDADES DE
     FINANCIAMIENTO:
    Aporte de capital social                                          1.000.000
                                                                      ---------
EFECTIVO Y SUS EQUIVALENTES:
    Variacion                                                         1.000.000
    Al principio                                                              -
                                                                      ---------
    Al final                                                          1.000.000
                                                                      =========

        Las notas anexas forman parte integral de los estados financieros

                           PRIMOR INVERSIONES, C.A.
                           ------------------------
            (Filial totalmente poseida por Primor Alimentos, C.A.)

                        NOTAS A LOS ESTADOS FINANCIEROS
                        -------------------------------
                              9 de enero de 2001
                              ------------------

NOTA 1 - CONSTITUCION Y OPERACIONES:
-----------------------------------
La Compania forma parte de la Unidad Estrategica de Negocios de Alimentos de Empresas Polar y su objetivo principal es la inversion, suscripcion y tenencia de acciones en otras companias industriales, comerciales y de servicios, especialmente en aquellas relacionadas con la elaboracion, fabricacion y distribucion de productos alimenticios; entre otras actividades.

La Compania fue constituida el 9 de enero de 2001 mediante el aporte en efectivo del capital social por su accionista, el cual asciende a Bs 1.000.000 y que representa el unico activo a la fecha del balance general de inicio de operaciones.

NOTA 2 - CAPITAL SOCIAL:
-----------------------
Al 9 de enero de 2001, el capital social de la Compania esta compuesto por
10.000 acciones de Bs 100 cada una, totalmente suscritas y pagadas.

NOTA 3 - BASES CONTABLES MAS SIGNIFICATIVAS EN USO:
--------------------------------------------------
Base contable -
Los estados financieros adjuntos estan elaborados en bolivares nominales.

La Declaracion revisada de Principios de Contabilidad Numero 10 "Normas para la elaboracion de estados financieros ajustados por efectos de la inflacion", promulgada por la Federacion de Colegios de Contadores Publicos de Venezuela, requiere la incorporacion de la contabilidad ajustada por la inflacion en los estados financieros primarios. Al 9 de enero de 2001 (fecha de inicio de operaciones) el reconocimiento de los efectos de la inflacion no modifica la situacion financiera de la Compania, presentada en los estados financieros adjuntos elaborados en bolivares nominales como informacion primaria.

                                     ANEXO B
                  INFORME ESPECIAL DE INTENCIONES DEL INICIADOR





                        Oferta Publica de Toma de Control
                           (la "Oferta en Venezuela")
                                     de las
                                   acciones de
                                  MAVESA, S.A.
                        ("Mavesa" o "Sociedad Afectada")
                                       por
                           US$0,1416887470 por accion
                                  efectuada por
                            PRIMOR INVERSIONES, C.A.
                     ("Primor Inversiones" o el "Iniciador")
                           una subsidiaria totalmente
                                   poseida por
                             PRIMOR ALIMENTOS, C.A.
                     ("Primor Alimentos" o la "Casa Matriz")

1. Identificacion y descripcion de las principales caracteristicas del Iniciador y el grupo al cual pertenece, incluyendo experiencia en el area de objeto de la Sociedad Afectada.

     La persona que realiza la Oferta (el Iniciador) es Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Federal y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto. ("Primor Inversiones" o el "Iniciador")

     El Iniciador es una subsidiaria totalmente poseida por Primor Alimentos, C.A. (antes ALPROVENCA, Alimentos y Productos Venezolanos, C.A. y antes PROALCA PRODUCTOS ALIMENTICIOS, C.A.), una sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Federal y Estado Miranda, el 23 de septiembre de 1998, bajo el No. 42, Tomo 251-A-Qto. ("Primor Alimentos" o la "Casa Matriz").

     Primor Inversiones es una filial de Primor Alimentos. Primor Alimentos y sus filiales son un conjunto de empresas lideres en el sector de alimentos en Venezuela, con 47 anos de experiencia, dedicandose principalmente a la produccion, distribucion y venta de harina precocida de maiz, arroz, harina de trigo, pastas alimenticias, helados, aceite de maiz, alimentos balanceados para animales, hojuelas para la industria cervecera y grits para pasapalos.

     Las principales marcas bajo las cuales se comercializan sus productos son Harina P.A.N., Harina Promasa, Harina Mazorca, Ricarepa, Del Grano, Primor, Corina, Gran Senora, Sensacional, Nobel, EFE, y Mazeite.

     Primor Alimentos y sus filiales poseen 13 plantas productoras en Venezuela: cinco procesadoras de maiz, dos de arroz, una procesadora de trigo que incluye pastificio, tres productoras de alimentos balanceados para animales, una productora de helados, una de empaques y envases flexibles; y una planta en Colombia. La capacidad instalada es de 1,6 millones de toneladas metricas por ano. Asimismo, Primor Alimentos y sus filiales cuentan con mas de 38.000 clientes en Venezuela y 3.260 en Colombia, y una amplia red de distribucion y comercializacion con mas de 70 centros de distribucion en Venezuela que le permiten identificar con precision las necesidades y requerimientos del mercado, enfocandose en la satisfaccion de las necesidades de sus clientes y consumidores.

     En base a los estados financieros de Primor Alimentos auditados por Espineira, Sheldon & Asociados, firma miembro de Price Waterhouse Coopers, al 30 de septiembre de 2000, el valor de los activos de Primor Alimentos y sus filiales era de Bs.227.539 millones, y su patrimonio neto era de Bs.117.785 millones, y sus ventas durante el periodo comprendido entre el 1 de octubre de 1999 y el 30 de septiembre de 2000 alcanzaron a Bs.415.585 millones.

     Primor Alimentos y sus filiales conforman funcionalmente la Unidad Estrategica de Negocio de Alimentos de Empresas Polar. Este conglomerado industrial venezolano principalmente desarrolla actividades en los sectores de alimentos y bebidas (cerveza, malta, refrescos y agua mineral); en el negocio de pasapalos salados y galletas a traves de una asociacion estrategica con Frito Lay; en el negocio de empaques; y posee inversiones de cartera, como accionista minoritario, en banca, petroleo, petroquimica y distribucion. Empresas Polar emplea directamente en Venezuela a mas de
     15.000 personas e indirectamente a otras 100.000. Asimismo, Empresas Polar invirtio en Venezuela aproximadamente Bs.101.822 millones durante el ano operacional finalizado el 30 de septiembre de 2000. En este mismo sentido, durante el ano operacional las ventas de los productos en todos los sectores donde desarrolla sus actividades alcanzaron la cifra de Bs.1.359.409 millones. Los valores que guian al grupo de companias que integran Empresas Polar son la orientacion al mercado y al logro de resultados, asi como a la mejora continua de la eficiencia, agilidad y flexibilidad en los negocios, apoyando la innovacion y el trabajo en equipo, en un marco de reconocimiento al logro y la excelencia, oportunidades de empleo sin distincion, integridad, civismo y relaciones de mutuo beneficio entre las partes involucradas.

2. Planes de Negocios para los proximos tres (3) anos, respecto de la Sociedad Afectada en caso de resultar exitosa la Toma de Control, incluyendo especial mencion a:

     a. Si su politica de negocios sera de expansion, limitacion o mantenimiento de los negocios de la Sociedad Afectada.

          Mavesa tiene 5 unidades de negocio (bebidas, limpieza, productos del mar, untables y salsas). Actualmente, algunas de ellas se encuentran en estado de expansion al haber sido producto de adquisiciones recientes, tales como la unidad de productos del mar, o a traves del lanzamiento de nuevas lineas y el ingreso a nuevos mercados como el caso de la unidad de limpieza. Por otra parte, las unidades de negocio de untables y salsas tienen un crecimiento estable basado en el crecimiento de la poblacion.

          En caso de completarse exitosamente las Ofertas, y en base a la informacion actualmente disponible, Primor Alimentos estima que la politica sera de expansion en la unidad de negocio de bebidas y en la unidad de negocio de productos del mar; y de crecimiento continuo en las unidades de negocio de salsas y untables basado en el crecimiento de la poblacion mediante el lanzamiento de nuevas presentaciones y ampliaciones de lineas. Sin embargo, no se ha tomado ninguna decision al respecto.

          Asimismo, Primor Alimentos hara un estudio exhaustivo de la unidad de negocio de limpieza, para definir cual sera la politica en relacion con dicha unidad, sin que a la fecha se haya tomado ninguna decision al respecto.

     b. Si dentro de sus planes para el periodo senalado se incluyen la fusion, liquidacion, aumento de capital con nuevos aportes o disminucion del mismo, venta de subsidiarias, participaciones en companias o ventas de activos significativos.

          En caso de completarse exitosamente las Ofertas, Primor disenara planes de negocio por cada unidad (bebidas, limpieza, productos del mar, untables y salsas) donde se determinaran las necesidades de inversion como parte de un plan que incluya la busqueda de sinergias con los negocios actuales de Primor Alimentos y sus filiales. Asimismo, se evaluara la forma de producir sinergias en procesos administrativos y operativos buscando la integracion de las fuerzas de venta y sinergias en los sistemas de cadenas de suministro, consolidando depositos, vehiculos de transporte y facilidades de produccion.

          Primor Alimentos evaluara posibles asociaciones con otras empresas del conglomerado industrial Empresas Polar para desarrollar la categoria de bebidas liquidas y evaluara las posibles sinergias en el uso de fuerzas de venta y distribucion con sus actuales unidades de bebidas, asi como tambien posibles asociaciones estrategicas con otras empresas. Sin embargo, actualmente no se ha tomado ninguna decision al respecto.

          Sujeto a lo anterior, actualmente Primor no tiene planes en relacion con la fusion, liquidacion, aumento de capital con nuevos aportes o disminucion del mismo, venta de subsidiarias, participaciones en companias o ventas de activos significativos de Mavesa, pero se reserva el derecho de proponer o realizar dichas operaciones en el futuro.

     c. Si tiene planes para modificar la politica de dividendos de la compania.

          Actualmente no existen planes para modificar la politica de dividendos de Mavesa. Mavesa continuara cumpliendo con las normas sobre dividendos contenidas en la Ley de Mercado de Capitales.

     d. Si pretende llegar a asociaciones estrategicas de cualquier naturaleza con otras empresas.

          Primor Alimentos evaluara posibles asociaciones con otras empresas del conglomerado industrial Empresas Polar para desarrollar la categoria de bebidas liquidas y evaluara las posibles sinergias en el uso de fuerzas de venta y distribucion con sus actuales unidades de bebidas, asi como tambien posibles asociaciones estrategicas con otras empresas. Sin embargo, actualmente no se ha tomado ninguna decision al respecto.

3. Planes relacionados con el mantenimiento de las acciones en el mercado de capitales.

     Las acciones de Mavesa se cotizan en la Bolsa de Valores de Caracas. Primor no tiene actualmente planes para cancelar la cotizacion de las acciones en la Bolsa de Valores de Caracas.

     Los ADSs de Mavesa se cotizan en la Bolsa de Valores de Nueva York. Sujeto a la legislacion y normativa aplicable, Primor planea cancelar la cotizacion de los ADSs en la Bolsa de Valores de Nueva York.

     Los ADSs de Mavesa (y las acciones subyacentes) estan actualmente registradas bajo la U.S. Exchange Act. Dicho registro puede ser cancelado previa solicitud de Mavesa a la SEC si los ADSs (y las acciones subyacentes) no cotizan en una bolsa de valores norteamericana y si hay menos de 300 tenedores registrados de ADSs (y las acciones subyacentes) residentes en los Estados Unidos de America. Sujeto al cumplimiento de la legislacion y normativa aplicable, Primor actualmente planea procurar que Mavesa solicite la cancelacion del registro de los ADSs (y las acciones subyacentes) conforme al U.S. Exchange Act tan pronto como se completen las Ofertas y se cumplan con los requisitos para solicitar la cancelacion.

     En todo caso, los tenedores de ADSs de Mavesa tienen la opcion de convertir sus ADSs en acciones de Mavesa en los terminos y condiciones del Contrato de Deposito entre Mavesa y The Bank of New York.

     La compra de acciones y ADSs de acuerdo con las Ofertas reducira sustancialmente el numero de acciones o ADSs a ser negociados publicamente, y el numero de accionistas y tenedores de ADSs. Esta reduccion afectara en forma adversa la liquidez y el valor de mercado de las acciones y ADSs en manos del publico.

4. Descripcion de cualquier otro plan de negocios que pueda afectar positiva o negativamente a los accionistas que no acepten vender sus acciones.

     Salvo por lo senalado en los puntos anteriores, Primor no tiene ningun plan de negocios que pueda afectar positiva o negativamente a los accionistas que no acepten vender sus acciones.

LA JUNTA ADMINISTRADORA DE MAVESA, EN SESION DE FECHA 19 DE ENERO DE 2001, DECIDIO RECOMENDAR A TODOS SUS ACCIONISTAS Y TENEDORES DE ADSs LA ACEPTACION DE LAS OFERTAS POR CONSIDERAR QUE EL PRECIO OFRECIDO Y LOS DEMAS TERMINOS Y CONDICIONES DE LAS OFERTAS RESULTAN BENEFICIOSAS PARA LOS ACCIONISTAS Y TENEDORES DE ADSs DE MAVESA.



Para recibir asistencia en relacion con la Oferta en Venezuela, y para solicitar copias del Informe sobre la Oferta en Venezuela, comuniquese con el Agente de la Oferta en Venezuela, a su direccion y telefono indicados mas adelante.

EL INFORME SOBRE LA OFERTA EN VENEZUELA (INCLUYENDO TODOS SUS ANEXOS) CONTIENE INFORMACION IMPORTANTE QUE DEBE SER LEIDA EN SU TOTALIDAD ANTES DE TOMAR CUALQUIER DECISION CON RESPECTO A LA OFERTA EN VENEZUELA.

"EL PRESENTE INFORME ESPECIAL SOBRE LAS INTENCIONES DEL INICIADOR SE REFIERE A UNA OFERTA PUBLICA DE TOMA DE CONTROL. LA COMISION NACIONAL DE VALORES CERTIFICA QUE SE HAN CUMPLIDO LAS DISPOSICIONES DE LA LEY DE MERCADO DE CAPITALES, Y DE LAS NORMAS SOBRE OFERTAS PUBLICAS DE ADQUISICION INTERCAMBIO Y TOMA DE CONTROL DE SOCIEDADES QUE HACEN OFERTA PUBLICA DE ACCIONES Y OTROS DERECHOS SOBRE LAS MISMAS. LA COMISION NACIONAL DE VALORES NO CERTIFICA LA CALIDAD DEL NEGOCIO PROPUESTO. PUBLICIDAD AUTORIZADA POR LA COMISION NACIONAL DE VALORES."

En fecha __ de febrero de 2001, la Comision Nacional de Valores mediante Resolucion No. ___-2001, autorizo la divulgacion del presente documento.

                     El Agente de la Oferta en Venezuela es:



                       Avenida Este 0 con Avenida Vollmer
                      Centro Financiero Provincial, Piso 14
                                 San Bernardino
                             Caracas 1010, Venezuela
                         Mail: casa_bolsa@provincial.com
                               Telefono: 504-5911
                                  Fax: 504-5378

21 de febrero de 2001

                                    ANEXO C-1
           FIANZA SOLIDARIA OTORGADA POR PRIMOR ALIMENTOS, C.A. (ANTES
              ALPROVENCA, ALIMENTOS Y PRODUCTOS VENEZOLANOS, C.A.)

Lorenzo Mendoza Gimenez, venezolano, mayor de edad, domiciliado en Caracas y titular de la cedula de identidad numero 6.818.047, procediendo en mi caracter de Director de PRIMOR ALIMENTOS, C.A. (antes ALPROVENCA, Alimentos y Productos Venezolanos, C.A.), sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda el 23 de septiembre de 1998, bajo el numero 42, Tomo 251-A-Qto. (el "Fiador" o "Primor Alimentos"), suficientemente autorizado para este acto segun decision de la Junta Directiva de Primor Alimentos de fecha 16 de enero de 2001, por medio del presente documento declaro:

PRIMERO: Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto. ("Primor Inversiones" o el "Iniciador") iniciara (i) una oferta publica de toma de control de las acciones de MAVESA S.A. ("Mavesa" o "Sociedad Afectada"), una sociedad anonima constituida y domiciliada en Caracas y originalmente inscrita en el Registro de Comercio que llevaba el Juzgado de Primera Instancia en lo Mercantil del Distrito Federal el 19 de mayo de 1949, bajo el No. 552. Tomo 2-B, y cuya ultima modificacion estatutaria quedo inscrita por ante el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 28 de agosto de 2000, anotada bajo el No. 39, Tomo 148 A-Pro. (la "Oferta en Venezuela"), y (ii) una oferta publica de adquisicion en los Estados Unidos de America para adquirir American Depositary Shares representativos de acciones de Mavesa ("ADSs"), conforme a las leyes y regulaciones sobre titulos valores de los Estados Unidos de America (la "Oferta en los Estados Unidos" y, conjuntamente con la Oferta en Venezuela, las "Ofertas").

SEGUNDO: Por el presente documento el Fiador se constituye en fiador solidario del Iniciador, hasta por la cantidad de quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569), a los fines de garantizar a todos los accionistas y tenedores de ADSs de Mavesa que acepten validamente la Oferta en Venezuela y la Oferta en los Estados Unidos, el pago del precio de venta de las acciones conforme a la Oferta en Venezuela, y de los ADSs conforme a la Oferta en los Estados Unidos, respectivamente, en los plazos, terminos y condiciones establecidos en el Informe de la Oferta en Venezuela y en el Informe de la Oferta en los Estados Unidos, respectivamente. Unicamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569)

son equivalentes a trescientos cincuenta y ocho mil ciento sesenta y nueve millones quinientos ochenta y seis mil ochocientos sesenta y cuatro bolivares con setenta y cinco centimos bolivares Bs. 358.169.586.864,75, al tipo de cambio de Bs. 702,75 por US$.

                                     C-1-1

TERCERO: El Fiador renuncia en forma expresa a los derechos de excusion y de division previstos en el Codigo Civil Venezolano.

CUARTO: Para los efectos del presente contrato, toda notificacion al Fiador se entendera hecha validamente mediante la consignacion de las comunicaciones escritas respectivas, en la siguiente direccion: Cuarta Transversal de los Cortijos De Lourdes, Centro Empresarial Polar, Piso 1, Los Cortijos de Lourdes, Caracas, a la atencion de Guillermo Bolinaga, Direccion de Asuntos Legales.

QUINTO: Esta garantia esta regida por las leyes de la Republica Bolivariana de Venezuela. Cualesquiera disputas, reclamos, controversias y/o diferencias que surjan con ocasion del presente documento seran resueltas en forma definitiva mediante arbitraje de derecho, en la ciudad de Caracas, en idioma espanol, de conformidad con el Reglamento General del Centro de Arbitraje de la Camara de Comercio de Caracas vigente para la fecha de celebracion de la presente Fianza (el "Reglamento"), por tres arbitros de derecho nombrados conforme al Reglamento. El laudo sera inapelable y salvo en lo que se refiere al recurso de nulidad previsto en el articulo 43 de la Ley de Arbitraje Comercial, contra el no se admitira recurso adicional alguno. En virtud del presente acuerdo de arbitraje, las partes renuncian a hacer valer sus pretensiones ante los jueces; por ello, la sumision a arbitraje prevista en esta seccion debera interpretarse como exclusiva y, por lo tanto, excluyente de la jurisdiccion ordinaria. Tambien las partes renuncian a hacer valer sus pretensiones ante cualquier tribunal extranjero o ante arbitros distintos a los previstos en esta clausula.

SEXTO: Transcurridos tres (3) meses desde que ocurra un hecho que diere lugar a una reclamacion garantizada por esta Fianza sin que se hubiese iniciado el correspondiente proceso de arbitraje, caducaran todos los derechos y acciones frente al Fiador.

En Caracas, a la fecha de su autenticacion.

                                     C-1-2

                                    ANEXO C-2
              FIANZA SOLIDARIA OTORGADA POR CERVECERIA POLAR, C.A.

Lorenzo Mendoza Gimenez, venezolano, mayor de edad, domiciliado en Caracas y titular de la cedula de identidad numero 6.818.047, procediendo en mi caracter de Director de CERVECERIA POLAR, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Capital y Estado Miranda el 11 de mayo de 1999, bajo el No. 75, Tomo 90-A Pro. (el "Fiador" o "Cerveceria Polar"), suficientemente autorizado para este acto por resolucion de la Junta Directiva de Cerveceria Polar de fecha 16 de enero de 2001, por medio del presente documento declaro:

PRIMERO: Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto. ("Primor Inversiones" o el "Iniciador") iniciara (i) una oferta publica de toma de control de las acciones de MAVESA S.A. ("Mavesa" o "Sociedad Afectada"), una sociedad anonima constituida y domiciliada en Caracas y originalmente inscrita en el Registro de Comercio que llevaba el Juzgado de Primera Instancia en lo Mercantil del Distrito Federal el 19 de mayo de 1949, bajo el No. 552, Tomo 2-B, y cuya ultima modificacion estatutaria quedo inscrita por ante el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 28 de agosto de 2000, anotada bajo el No. 39, Tomo 148 A-Pro. (la "Oferta en Venezuela"), y (ii) una oferta publica de adquisicion en los Estados Unidos de America para adquirir American Depositary Shares representativos de acciones de Mavesa ("ADSs"), conforme a las leyes y regulaciones sobre titulos valores de los Estados Unidos de America (la "Oferta en los Estados Unidos" y, conjuntamente con la Oferta en Venezuela, las "Ofertas").

SEGUNDO: Por el presente documento el Fiador se constituye en fiador solidario del Iniciador, hasta por la cantidad de quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569), a los fines de garantizar a todos los accionistas y tenedores de ADSs de Mavesa que acepten validamente la Oferta en Venezuela y la Oferta en los Estados Unidos, el pago del precio de venta de las acciones conforme a la Oferta en Venezuela, y de los ADSs conforme a la Oferta en los Estados Unidos, respectivamente, en los plazos, terminos y condiciones establecidos en el Informe de la Oferta en Venezuela y en el Informe de la Oferta en los Estados Unidos, respectivamente. Unicamente a los fines de dar cumplimiento a lo previsto en el articulo 95 de la Ley del Banco Central de Venezuela, se indica que quinientos nueve millones seiscientos sesenta y ocho mil quinientos sesenta y nueve dolares de los Estados Unidos de America (US$509.668.569) son equivalentes a trescientos cincuenta y ocho mil ciento sesenta y nueve millones quinientos ochenta y seis mil ochocientos sesenta y cuatro bolivares con setenta y cinco centimos bolivares Bs. 358.169.586.864,75, al tipo de cambio de Bs. 702.75 por US$.


                                     C-2-1

TERCERO: El Fiador renuncia en forma expresa a los derechos de excusion y de division previstos en el Codigo Civil Venezolano.

CUARTO: Para los efectos del presente contrato, toda notificacion al Fiador se entendera hecha validamente mediante la consignacion de las comunicaciones escritas respectivas, en la siguiente direccion: Cuarta Transversal de los Cortijos de Lourdes, Centro Empresarial Polar, Piso 1, Los Cortijos de Lourdes, Caracas, a la atencion de Guillermo Bolinaga, Direccion de Asuntos Legales.

QUINTO: Esta garantia esta regida por las leyes de la Republica Bolivariana de Venezuela. Cualesquiera disputas, reclamos, controversias y/o diferencias que surjan con ocasion del presente documento seran resueltas en forma definitiva mediante arbitraje de derecho, en la ciudad de Caracas, en idioma espanol, de conformidad con el Reglamento General del Centro de Arbitraje de la Camara de Comercio de Caracas vigente para la fecha de celebracion de la presente Fianza (el "Reglamento"), por tres arbitros de derecho nombrados conforme al Reglamento. El laudo sera inapelable y salvo en lo que se refiere al recurso de nulidad previsto en el articulo 43 de la Ley de Arbitraje Comercial, contra el no se admitira recurso adicional alguno. En virtud del presente acuerdo de arbitraje, las partes renuncian a hacer valer sus pretensiones ante los jueces; por ello, la sumision a arbitraje prevista en esta seccion debera interpretarse como exclusiva y, por lo tanto, excluyente de la jurisdiccion ordinaria. Tambien las partes renuncian a hacer valer sus pretensiones ante cualquier tribunal extranjero o ante arbitros distintos a los previstos en esta clausula.

SEXTO: Transcurridos tres (3) meses desde que ocurra un hecho que diere lugar a una reclamacion garantizada por esta Fianza sin que se hubiese iniciado el correspondiente proceso de arbitraje, caducaran todos los derechos y acciones frente al Fiador.

En Caracas, a la fecha de su autenticacion.

                                     C-2-2

                                    ANNEX D

El "Accionista Vendedor", identificado en el anverso de este documento, declara expresamente lo siguiente:
PRIMERO: Definiciones: A los fines de este documento, las palabras o frases que a continuacion se indican tendran el significado siguiente:
1.1) "Mavesa": se utilizara para identificar a la compania MAVESA S.A., sociedad
      -------
anonima constituida y domiciliada en Caracas y originalmente inscrita en el Registro de Comercio que llevaba el Juzgado de Primera Instancia en lo Mercantil del Distrito Federal el 19 de mayo de 1949, bajo el No. 552. Tomo 2-B, y cuya ultima modificacion estatutaria quedo inscrita por ante el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Federal y Estado Miranda, el 28 de agosto de 2000, anotada bajo el No. 39, Tomo 148 A-Pro.
1.2) "Primor Inversiones" o "El Iniciador": seran los terminos que se utilizaran
      -----------------------------------
indistintamente para identificar a la compania PRIMOR INVERSIONES C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto.
1.3) "Oferta en Venezuela": sera el termino que se utilizara para identificar la
      -------------------
oferta publica de toma de control de las acciones de "Mavesa" iniciada por "El Iniciador" conforme a los terminos y condiciones contenidos en el "Informe de la Oferta".
1.4) "Informe de la Oferta": es el termino que se utilizara para referirse al
      ---------------------
informe contentivo de los terminos y condiciones de la "Oferta en Venezuela", incluyendo a todos sus anexos, de fecha 21 de febrero de 2001, el Informe Especial de las Intenciones de Iniciador de la misma fecha, y las modificaciones que se hagan a dichos documentos, si las hubiere.
1.5) "Las Acciones": es el termino que se utilizara para referirse a la cantidad
      -------------
de acciones de Mavesa que son objeto de aceptacion de la Oferta en Venezuela por parte del Accionista Vendedor, segun lo indicado en el anverso del presente documento.
1.6) "Agente de la Oferta en Venezuela": es el termino que se utilizara para
      ---------------------------------
referirse a la compania Provincial Casa de Bolsa C.A, (originalmente denominada Negociadora Nacional de Valores, C.A.), sociedad mercantil domiciliada en Caracas e inscrita en el Registro Mercantil Primero de la Circunscripcion Judicial del Estado Zulia, el 14 de Octubre de 1988, bajo el No.69, Tomo 72-A, modificados sus Estatutos Sociales en esa misma Oficina de Registro, el 22 de Marzo de 1990, bajo el No.20, Tomo 27-A, e inscritos en el Registro Mercantil Segundo de la Circunscripcion Judicial del Distrito Federal y Estado Miranda, el dia 4 de Septiembre de 1990, bajo el No.80, Tomo 83-A Sgdo., reformados sus Estatutos Sociales en varias oportunidades quedando su ultima modificacion, en la cual consta su denominacion actual, inscrita ante el citado Registro Mercantil Segundo en fecha 7 de Octubre de 1999, bajo el No.5, Tomo 280-A Sgdo., designada como agente de la Oferta en Venezuela por Primor Inversiones".
1.7) "Accionistas Compradores": es el termino que se utilizara para referirse a
      -----------------------
los accionistas de Mavesa no aceptantes de la Oferta en Venezuela que hayan ejercido oportunamente el derecho de preferencia contemplado en la Clausula Sexta del Documento Constitutivo Estatutario de "Mavesa".
1.8) "Normas sobre OPAs": es el termino que se utilizara en lo sucesivo para
      -----------------
referirse a las Normas Sobre Oferta Publica de Adquisicion, de Intercambio y Toma de Control de Sociedades que hacen Oferta Publica de Acciones y otros Derechos sobre las mismas, dictadas por la Comision Nacional de Valores ("CNV").
SEGUNDO: De "Las Acciones" y su venta: El "Accionista Vendedor", certifica y garantiza lo siguiente:
2.1) Que ha recibido y revisado el "Informe de la Oferta" y que acepta su contenido en todos sus terminos y condiciones.
2.2) Que "Las Acciones" indicadas en el anverso del presente documento, le pertenecen y que sobre las mismas no pesa ningun tipo de gravamen ni prohibicion de enajenar o gravar.
2.3) Que acepta la "Oferta en Venezuela" por lo que respecta a "Las Acciones" en los terminos y condiciones contenidos en el "Informe de la Oferta".
2.4) Que si el numero de acciones de su propiedad conforme a los registros asentados en el Libro de Accionista de "Mavesa" y(o) en la Caja Venezolana de Valores, resulta menor a la cantidad de "Las Acciones" indicadas en el anverso del presente documento, se considerara que la "Oferta en Venezuela" solo ha sido aceptada por el numero de acciones que resulten ser ciertamente de su propiedad segun tal Libro y(o) la Caja Venezolana de Valores. En caso de que el numero de acciones segun los registros asentados en el Libro de Accionista de "Mavesa" o la Caja de Valores de Venezuela, resulta mayor a la cantidad de "Las Acciones" indicadas en el anverso del presente documento, se considerara que la "Oferta en Venezuela" ha sido aceptada solo por el numero de acciones indicadas en el anverso de este documento. Quedaran excluidas de las operaciones a que se refiere el presente documento "Las Acciones" que segun el Libro de Accionistas de "Mavesa" reflejen algun tipo de gravamen o prohibicion de enajenar o gravar, ya que la oferta de adquisicion por parte de "El Iniciador" solo sera aceptada por el numero de acciones libremente disponibles.
2.5) Que reconoce y acepta que su firma autografa estampada en el anverso, es prueba fehaciente de que el presente documento constituye un acuerdo vinculante entre el (como "Accionista Vendedor") y "Primor Inversiones", conforme a los mismos terminos y condiciones establecidos en el "Informe de la Oferta".
2.6) Que acepta que el "Agente de la
Oferta en Venezuela", en su nombre y representacion y en ejercicio del poder que le otorga en este documento, una vez cumplidas las condiciones contenidas en el "Informe de la Oferta", vendera "Las Acciones" a "Primor Inversiones" y(o), de ser el caso, a los "Accionistas Compradores", segun sea el caso, y procesara el pago de dicha venta en la forma prevista en el "Informe de la Oferta".
2.7) Que reconoce y acepta que "Primor Inversiones" podra modificar, prorrogar, retirar o terminar la "Oferta en Venezuela", o renunciar a las condiciones previstas en la misma, en los terminos previstos en el "Informe de la Oferta". 2.8) Que mediante el otorgamiento del presente documento revoca cualquier otro poder o mandato previamente otorgado por "El Accionista Vendedor", por lo que respecta a "Las Acciones". Asimismo se obliga a no otorgar a ningun tercero distinto al "Agente de la Oferta en Venezuela" poder o mandato alguno con respecto de "Las Acciones" mientras la "Oferta en Venezuela" este vigente, y mientras no haya sido revocada la aceptacion de la "Oferta en Venezuela".
2.9) Que con el otorgamiento y firma del presente documento renuncia expresamente al derecho de preferencia para la adquisicion de acciones, contemplado en la Clausula Sexta del Documento Constitutivo Estatutario de "Mavesa".
2.10) Tambien declara expresamente el "Accionista Vendedor": (a) que es legitimo propietario de "Las Acciones"; (b) que cuenta con capacidad legal y facultad suficiente para suscribir el presente documento y para ofrecer y vender las Acciones de conformidad con los terminos del Informe de la Oferta; (c) que la firma que aparece en el anverso es su firma autografa, de su puno y letra y que el presente documento resulta en consecuencia totalmente vinculante para el; (d) que "Las Acciones" estan libres de gravamenes, prohibicion de enajenar y gravar u otra prohibicion judicial, prendas, reclamos o derechos de otra persona sobre las mismas; (e) que si "Las Acciones" resultan transferidas a "Primor Inversiones" o a los "Accionistas Compradores", segun el caso, estos adquiriran la propiedad de las "Acciones" libre de gravamenes, prendas, reclamos o derechos de otras personas, conjuntamente con los derechos de voto y con derecho a todos los dividendos, derechos de suscripcion y demas distribuciones; y (f) que "Las Acciones" no constituyen acciones en tesoreria ni califican como participaciones reciprocas en los terminos de la Ley de Mercado de Capitales y de las normas dictadas por la Comision Nacional de Valores.
TERCERO: Del poder: Sin perjuicio a lo establecido en el punto 3.5) de esta clausula, el "Accionista Vendedor" por el presente documento otorga poder especial de caracter irrevocable, amplio y suficiente en cuanto a derecho se requiere y sea necesario, al "Agente de la Oferta en Venezuela", para que en su nombre y representacion y de conformidad con los terminos y condiciones contenidos en el "Informe de la Oferta" y en el presente documento, realice los siguientes actos antes del 30 de junio de 2001:
3.1) Ejerza el derecho de voto de "Las Acciones" de acuerdo con los terminos y condiciones del "Informe de la Oferta".
3.2) Venda "Las Acciones" a "Primor Inversiones" y(o), si fuere el caso, a los "Accionistas Compradores", en los terminos y condiciones descritos en "Informe de la Oferta". A tales fines, el apoderado aqui designado queda ampliamente facultado para firmar como cedente en representacion del "Accionista Vendedor", los traspasos correspondientes a "Las Acciones" tanto en los titulos representativos de estas como en el Libro de Accionistas de "Mavesa" y cualesquiera documentos requeridos por la Caja Venezolana de Valores.
3.3) Reciba en nombre y representacion del "Accionista Vendedor" el pago del precio de compra de "Las Acciones" por parte de "Primor Inversiones" y(o), si fuere el caso, de los "Accionistas Compradores" y ponga a disposicion del "Accionista Vendedor" dicho pago segun los terminos y condiciones establecidos en el "Informe de la Oferta" y otorgue los finiquitos correspondientes.
3.4) En general, con el otorgamiento del presente poder el "Agente de la Oferta en Venezuela" queda facultado para realizar en nombre y por cuenta del "Accionista Vendedor" todos los actos necesarios y/o convenientes para completar las transferencias antes senaladas de "Las Acciones" incluyendo, sin limitacion, la suscripcion de cualquier documento requerido, libros de accionistas y/o registros, y para completar la venta de "Las Acciones" en los terminos y condiciones del "Informe de la Oferta" y del presente documento, asi como para efectuar cuando resulte legalmente procedente la revocacion de la aceptacion de la oferta. En este sentido, el "Agente de la Oferta en Venezuela" como apoderado del "Accionista Vendedor" podra, realizar entre otros, y sin que ello implique limitacion alguna, los siguientes actos: (a) completar y suscribir las solicitudes de traspaso de "Las Acciones" y cualesquiera otros documentos requeridos para transferir la propiedad sobre "Las Acciones"; (b) presentar las solicitudes de traspaso de "Las Acciones" y cualesquiera otros documentos requeridos ante el agente de traspaso de las acciones de "Mavesa"; la Caja Venezolana de Valores; la Bolsa de Valores de Caracas y cualquier otra entidad que sea depositante de las acciones de "Mavesa" a los fines de que se efectue y formalice el traspaso de "Las Acciones"; (c) depositar y/o retirar "Las Acciones" de la Caja de Valores; (d) abrir una subcuenta en la Caja de Valores a nombre del "Accionista Vendedor" y transferir "Las Acciones" a dicha subcuenta,
(e) en caso de revocacion de la aceptacion conforme a los terminos y condiciones del "Informe de la Oferta" o, de terminacion de la "Oferta en Venezuela" sin la compra de "Las Acciones", transferir "Las Acciones" ante el Agente de Traspaso a nombre del "Accionista Vendedor" o a la subcuenta original del "Accionista Vendedor" en la Caja de Valores.
3.5) El presente poder se considerara revocado unicamente en el caso de que se produzca la revocacion valida de la aceptacion de la Oferta en Venezuela en los terminos y condiciones establecidos en el articulo 18 de las "Normas sobre OPAs" y en el "Informe de la Oferta".
CUARTO.-Representacion Simultanea: El "Agente de la Oferta en Venezuela" queda expresamente autorizado por el "Accionista Vendedor", de conformidad con lo establecido en el articulo 1.171 del Codigo Civil, para celebrar las operaciones de compraventa de "Las Acciones" contempladas en el presente documento tanto en representacion y como apoderado del "Accionista Vendedor", como en representacion y apoderado de "Primor Inversiones".
QUINTO: El "Accionista Vendedor" declara bajo fe de juramento la veracidad de todos los datos e informacion que aparecen contenidos en el anverso del presente documento.
SEXTO: Para todos los efectos, derivados y consecuencias del presente documento es la ciudad de Caracas el domicilio especial a la jurisdiccion de cuyos Tribunales convienen someterse, el "Accionista Vendedor".

                 FORMULARIO DE ACEPTACION DE LA OFERTA PUBLICA

                                                                                         No. XXXXX
(1) OFICINA RECEPTORA / CASA DE BOLSA/SOCIEDAD DE CORRETAJE:             (2) FECHA DE LA RECEPCION:



(3) APELLIDOS Y NOMBRES O RAZON SOCIAL DEL ACCIONISTA (EN LO ADELANTE "EL ACCIONISTA VENDEDOR"):


(4) CEDULA DE IDENTIDAD / PASAPORTE/R.I.F NRO.:  (5) FECHA DE NACIMIENTO:  (6) ESTADO CIVIL:
 VENEZOLANO [_]
 OTRO       [_]                                                             SOLTERO [_] CASADO [_] DIVORCIADO [_] VIUDO [_] OTRO [_]

(7) APELLIDOS Y NOMBRES DEL CONYUGE:                                                (8) CEDULA DE IDENTIDAD / PASAPORTE
                                                                                    VENEZOLANO [_]
                                                                                    OTRO       [_]

(9) EXISTE SEPARACION O CAPITULACION             (10) DATOS DEL DOCUMENTO:  (11) FECHA:         (12) NUMERO:  (13) TOMO:
DE BIENES:
                SI [_]   NO [_]

PERSONA              (14) OFICINA DE REGISTRO                               (15) FECHA:         (16) NUMERO:  (17) TOMO:
JURIDICA             MERCANTIL EN LA QUE ESTA
                     INSCRITA:

DATOS DEL            (18) OFICINA EN QUE FUE                               (19) FECHA:         (20) NUMERO:  (21) TOMO:
PODER:               OTORGADO O SE ENCUENTRA INSCRITO:


(22) DIRECCION    AV / CALLE / ESQUINA / CARRERA / VEREDA / SECTOR:    CASA / EDIFICIO / TORRE / PISO / APTO. / OFC / DEPARTAMENTO:
DEL ACCIONISTA:

URBANIZACION / MUNICIPIO:                        (23) CIUDAD:                               (24) ESTADO:


(25) TELEFONO FIJO:                              (26) TELEFONO CELULAR:                     (27) E-MAIL:


                   INSTRUCCIONES PARA EL PAGO DE DIVIDENDOS
(los datos aqui senalados seran utilizados unicamente por el Agente de Traspaso y/o la CVV Caja Venezolana de Valores)

(28) NOMBRE DEL BANCO:        (29) NUMERO DE CUENTA:                (30) TIPO DE CUENTA:
                                                                         CORRIENTE [_]    AHORRO [_]     FAL [_]



                ORDEN DE VENTA A PROVINCIAL CASA DE BOLSA C.A.

(31) CANTIDAD DE ACCIONES CUYA VENTA SE ORDENA
 (CANTIDAD EN NUMERO)                                                             "EL ACCIONISTA VENDEDOR" AUTORIZA A PROVINCIAL
                                                                                  CASA DE BOLSA, C.A.PARA TRAMITAR ANTE EL AGENTE
                                                                                  DE TRASPASO BANCO VENEZOLANO DE CREDITO O ANTE
(32) LAS ACCIONES OBJETO DE LA VENTA ESTAN REGISTRADAS EN:   (33) FORMA DE PAGO:  LA CVV CAJA VENEZOLANA DE VALORES EL  TRASPASO.
                                                                                  TRANSFERENCIA O DEPOSITO DE LAS ACCIONES A LA
 [_] AGENTE DE TRASPASO                                        [_]  Bs.           CUENTA ESPECIAL DE PROVINCIAL CASA DE BOLSA, C.A.
                                                                                  EN LA CVV CAJA  VENEZOLANA DE VALORES.
 [_] CAJA VENEZOLANA DE VALORES                                [_] US$.


SI LA CANTIDAD DE ACCIONES AQUI SENALADA ES MAYOR A LA CANTIDAD EFECTIVAMENTE REGISTRADA EN LOS LIBROS DE LA COMPANIA Y/O EN LA CVV CAJA
VENEZOLANA DE VALORES, SE CONSIDERARA QUE ESTA ULTIMA CANTIDAD ES LA QUE HA SIDO OFRECIDA EN VENTA, SIEMPRE QUE SE ENCUENTREN DISPONIBLES Y
LIBRES DE GRAVAMENES. EN CASO QUE LA CANTIDAD SEA MENOR, SE TOMARA COMO OFRECIDA LA AQUI SENALADA.

"EL ACCIONISTA VENDEDOR" AUTORIZA A PROVINCIAL CASA DE BOLSA, C.A. O A LA PERSONA QUE ESTE DESIGNE, PARA QUE EN SU NOMBRE Y REPRESENTACION
FIRME LOS ASIENTOS DE CESION EN LOS TITULOS Y LIBROS DE MAVESA S.A.

"EL ACCIONISTA VENDEDOR" DECLARA CONOCER Y ACEPTAR LOS TERMINOS Y CONDICIONES DE LA OFERTA PUBLICA DE TOMA DE CONTROL DESCRITOS EN EL
INFORME DE LA OPTC Y DEMAS DOCUMENTOS DE LA OFERTA EN VENEZUELA Y OTORGA PODER A PROVINCIAL CASA DE BOLSA, C.A. DE ACUERDO A LOS TERMINOS
SENALADOS EN EL REVERSO DE ESTE DOCUMENTO, EN VIRTUD DE LO CUAL ESTAMPA SU FIRMA AUTOGRAFA AL PIE DE LA PRESENTE.

               (34) FIRMAS

    [_] TITULAR   [_]  REPRESENTANTE    [_] APODERADO                 [_] CONYUGE     [_] REPRESENTANTE     [_] APODERADO

NOMBRE: _________________________________________________           NOMBRE: ____________________________________________________

CEDULA DE IDENTIDAD O PASAPORTE NRO: ____________________           CEDULA DE IDENTIDAD O PASAPORTE NRO: _______________________




FIRMA: _________________________________________________            FIRMA: _____________________________________________________

                            (NO LLENAR ESTE ESPACIO)

EL DEPOSITANTE, CASA DE BOLSA O SOCIEDAD DE CORRETAJE CERTIFICA QUE LOS DATOS SUMINISTRADOS Y LAS FIRMAS REGISTRADAS ARRIBA SON VERDADERAS
Y RESPONDEN CONFORME A LO PREVISTO EN EL ARTICULO 68 DEL CODIGO DE COMERCIO Y EL ARTICULO 88 DEL REGLAMENTO INTERNO DE LA BOLSA DE VALORES
DE CARACAS.
                                SELLO Y FIRMA

                                     ANEXO E
              RECAUDOS A SER ANEXADOS AL FORMULARIO DE ACEPTACION Y
                                     PODER

Si es Persona Natural

|_| Copia de la Cedula de Identidad vigente o del Pasaporte del Titular de las Acciones y la de su Representante o Apoderado
|_| Copia de la Cedula de Identidad vigente o del Pasaporte del Conyuge y la de su Representante o Apoderado si fuere el caso
|_| Copia del poder que permita la firma del Representante o Apoderado, si fuere el caso
|_| Copia del documento de separacion de bienes, capitulaciones matrimoniales o poder del conyuge, si fuere el caso
|_| Copia de la sentencia de divorcio o acta de defuncion del conyuge, si fuere el caso.
|_| Copia de la partida de nacimiento del menor no cedulado y de la autorizacion judicial correspondiente, si fuere el caso
|_| Si el accionista posee el titulo representativo de sus acciones, debe entregar dicho titulo original

Si es Persona Juridica

|_| Copia completa de la publicacion del documento constitutivo y de los estatutos vigentes de la empresa
|_| Copia de la Cedula de Identidad de la(s) personas autorizada(s), representante(s) legal(es), apoderado(s)
|_| Copia de el(los) documento(s) que acredita(n) la representacion de quien(es) firma(n)
|_|  Copia del Registro de Informacion Fiscal (RIF)
|_| Si el accionista posee el titulo representativo de sus acciones, debe entregar dicho titulo original

            LAS COPIAS DE LOS DOCUMENTOS ANTES INDICADOS DEBERAN SER
                              COMPLETAS Y LEGIBLES

                                     ANEXO F

                              [LOGO DE MAVESA S.A]

           PROCEDIMIENTO PARA EL EJERCICIO DEL DERECHO DE PREFERENCIA
          CON OCASION DE LA OFERTA PUBLICA DE ADQUISICION INICIADA POR
               PRIMOR INVERSIONES, C.A. EL 21 DE FEBRERO DE 2001

La Junta Administradora informa que con ocasion de la oferta publica de adquisicion iniciada por Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto. ("Primor" o el "Iniciador") por todas las acciones de Mavesa a un precio de US$ US$0,1416887470 por accion (la "Oferta") y en relacion al derecho de preferencia establecido en la Clausula Sexta del Documento Constitutivo de Mavesa, S.A. ("Mavesa")* ("Derecho de Preferencia"), se establecieron los requisitos y plazos a cumplir para que los accionistas de Mavesa ("El Interesado") ejerzan el Derecho de Preferencia, los cuales seran los siguientes:

A mas tardar las 12 M (hora de Venezuela) de la fecha de vencimiento de la Oferta (la "Fecha de Vencimiento") El Interesado debera:

     (i) Presentar una comunicacion escrita al Banco Venezolano de Credito, Agente de Traspaso de Mavesa, Ave. Universidad Sociedad a San Francisco, Edificio No. 6, Piso 2 Caracas 1010, Tf: 806.6500 Fax:
          806.0646 Atn: Sr. Francisco Prisco, mediante la cual senale que ejercera el Derecho de Preferencia, indicando el numero de acciones de las cuales desea ejercer el Derecho de Preferencia.

     (ii) En el mismo dia, en la Oficina de Provincial Casa de Bolsa, C.A. indicada mas adelante (el "Agente del Derecho"), suscribir el Formulario de Ejercicio del Derecho de Preferencia y el Poder (consignando copia de la comunicacion a que se refiere el literal
          (i)), mediante el cual el accionista se comprometera a adquirir un numero de acciones de Mavesa proporcional a su tenencia accionaria al mismo precio, plazo y condiciones establecidas en la Oferta. El Poder se otorga para que en su nombre y representacion el Agente de la Oferta adquiera el numero de acciones que le correspondio en virtud del ejercicio del Derecho de Preferencia.

     (iii) Consignar ante el Agente del Derecho, a titulo de garantia, un monto en dolares de los Estados Unidos de America equivalente a aquel que resulte de

--------
* Articulo Sexto: ..." Asimismo los accionistas se otorgan entre si y para sus causahabientes, a cualquier titulo, un derecho preferente para adquirir, en proporcion de su tenencia accionaria, al mismo precio, plazo y condiciones establecidas por el Iniciador, las acciones que otros deseen vender o intercambiar al Iniciador en las ofertas publicas de adquisicion de intercambio y toma de control que se presente sobre la Compania."...

     multiplicar el precio de la Oferta por el numero de acciones de las que es titular (o, de ser el caso, por el numero de acciones inferior con respecto a las cuales desee ejercer el derecho de preferencia), mediante la entrega de un cheque emitido en dolares de los Estados Unidos de Norteamerica por un Banco de la plaza, a la orden del Agente del Derecho. En caso de que no fuere consignado dicho cheque, en el plazo senalado, se considerara que El Interesado ha desistido del ejercicio del Derecho de Preferencia. Las cantidades depositadas en garantia por el interesado no generaran intereses.

En caso de concretarse la Oferta, el Agente del Derecho pagara el precio de las acciones que le correspondieren en virtud del ejercicio del Derecho de Preferencia, aplicando la cantidad recibida en garantia, por cuenta del Interesado.

El Agente del Derecho reintegrara a El Interesado cualquier suma entregada por este, en la misma moneda en que la recibio dentro de los dos (2) dias habiles siguientes a la fecha en que por cualquier causa hubiera terminado la Oferta, o cualquier suma que excediere del precio que deba pagar.

El Formulario de Ejercicio del Derecho de Preferencia y el Poder estaran a disposicion de El Interesado en las Oficinas del Agente del Derecho, en la siguiente direccion: Avenida Este O Centro Financiero Provincial Piso 14, San Bernardino, Caracas, Venezuela, Telefono 504-5911 Telefax 504-5378 Correo Electronico Casa_bolsa@provincial.com Atn: Sr. Juan Carlos Bruni

Tanto el Formulario de Ejercicio del Derecho de Preferencia como el Poder deberan ser firmados por quien aparece registrado en el Libro de Accionistas de Mavesa como titular o titulares de las acciones correspondientes, salvo el caso de personas que actuen como apoderados o agentes debidamente autorizados, debiendo consignar evidencia de dicha representacion.

No se considerara ejercido validamente el Derecho de Preferencia, cuando no se cumplieren con todos los requisitos y condiciones aqui establecidos y los de Ley, y en especial en caso de que no se encuentre disponible el precio por las acciones dentro del plazo senalado.

Los accionistas o el apoderado, que ejercio el Derecho de Preferencia, podran desistir del ejercicio del Derecho de Preferencia mediante comunicacion al efecto enviada al Agente del Derecho, con copia al Agente de Traspaso de Mavesa, en o antes de la Fecha de Vencimiento, en las direcciones senaladas.

En caso de que el accionista que ejercio el derecho de preferencia, vendiere en
o antes de la Fecha de Vencimiento parte de sus acciones en Mavesa, debera ejercer nuevamente el derecho de preferencia en o antes de la Fecha de Vencimiento por lo que respecta a las acciones que no haya vendido.

El presente aviso no constituye una recomendacion al ejercicio del derecho de preferencia.

                            El Agente del Derecho es:

                        Provincial Casa de Bolsa, C.A.

                       Avenida Este 0 con Avenida Vollmer
                      Centro Financiero Provincial, Piso 14
                                 San Bernardino
                             Caracas 1010, Venezuela
                         Mail: casa_bolsa@provincial.com
                               Telefono: 504-5911
                                  Fax: 504-5378

                                     ANEXO G

           FORMULARIO DE EJERCICIO DEL DERECHO DE PREFERENCIA Y PODER


--------------------------------------------------------------------------------
                                 PERSONA NATURAL
1.   Apellido y nombre del accionista de Mavesa:
     __________________________________________
2.   Numero de Cedula de Identidad o Pasaporte del accionista de Mavesa:
     _____________________
3.   Nacionalidad del accionista de Mavesa: ___________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PERSONA JURIDICA
4.   Razon social del accionista de Mavesa:
     _______________________________________________
5.   Domicilio y datos de registro del accionista de Mavesa:
     _________________________________
6.   Numero de RIF:
     __________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         REPRESENTANTE LEGAL O APODERADO
7.   Apellido y nombre del Representante legal o Apoderado del accionista de
     Mavesa:
     ___________________________________________
8.   Numero de Cedula de Identidad o Pasaporte del Representante legal o
     Apoderado: ____________
9.   Datos del poder o del documento que acredita la representacion:
     ______________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    DIRECCION
10.  Direccion completa del accionista:
     ___________________________________________________
     ---------------------------------------------------------------------------
     Ciudad: ______________ Estado: ______________ Codigo postal: ______________
11.  Telefonos: Habitacion: ______________ Oficina: ______________ Celular:
     ______________ Otro: _________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DERECHO DE PREFERENCIA
12.  Tenencia accionaria respecto de la cual se ejerce el Derecho de
     Preferencia: ______________
--------------------------------------------------------------------------------

--------------------------------------------------------------
--------------------------------------------------------------
13.      Firmas
      PERSONA NATURAL
--------------------------------------------------------------
--------------------------------------------------------------
      Titular o su Representante o Apoderado

      Firma:
--------------------------------------------------------------

-----------------------------------------------------

PERSONA JURIDICA
-----------------------------------------------------
Representante 1
Cargo: ________________________________
Firma:
-----------------------------------------------------

--------------------------------------------------------------
      Conyuge o su Representante o Apoderado

      Firma:



--------------------------------------------------------------

-----------------------------------------------------
Representante 2 Solo si requieren dos firmas

Cargo:___________________________
Firma:


-----------------------------------------------------

                         PARTE POSTERIOR DEL FORMULARIO

Quien suscribe, por el presente documento declara:
1. Que ha revisado y conoce los terminos y condiciones del derecho de preferencia establecido en la Clausula Sexta del Documento Constitutivo Estatutario de Mavesa, S.A. ("Mavesa") (el "Derecho de Preferencia") y de la publicacion de Mavesa de fecha __ de ______ de 2001, contentiva del "Procedimiento para el Ejercicio del Derecho de Preferencia con ocasion de la Oferta Publica de Adquisicion (la "Oferta"), iniciada por Primor Inversiones, C.A., sociedad anonima constituida y domiciliada en Caracas e inscrita en el Registro Mercantil Quinto de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el 9 de enero de 2001, bajo el No. 81, Tomo 497 A-Qto., el __ de ______ de 2001 (la "Publicacion").
2. Que ha revisado el Informe contentivo de los terminos y condiciones de la Oferta (el "Informe") de las acciones de Mavesa, S.A., sociedad anonima constituida y domiciliada en Caracas, originalmente inscrita por ante el Registro de Comercio que llevaba el Juzgado de Primera Instancia en lo Mercantil del Distrito Capital el 19 de mayo de 1949, bajo el No. 552. Tomo 2-B y cuya ultima modificacion estatutaria quedo inscrita por ante el Registro Mercantil Primero de la Circunscripcion Judicial del Distrito Capital y Estado Miranda el 28 de agosto de 2000, bajo el No. 39, Tomo 148 A-Pro., iniciada por Primor Inversiones, C.A., antes identificada (el "Iniciador"), de fecha 21 de febrero de 2001 y las modificaciones que han sido realizadas a dichos documentos (si las hubiere). Los terminos en mayusculas utilizados y no definidos en el presente documento tendran el significado que se les atribuye en el Informe.
3. Que ejerce el Derecho de Preferencia para adquirir el numero de acciones que hayan sido objeto de aceptaciones validas de la Oferta proporcional a la tenencia accionaria de quien suscribe o al monto inferior que senale y que se indica en el Anexo 1, al mismo precio, plazo y condiciones establecidos en el Informe (las "Acciones"). Si se indicara un numero de acciones superior a las realmente disponibles, se considerara que ha ejercido el Derecho de Preferencia unicamente en proporcion a la tenencia accionaria registrada y disponible de quien suscribe para la presente fecha.
4. Que reconoce y acepta que no se considerara ejercido el Derecho de Preferencia y, en consecuencia, no tendra derecho a adquirir ninguna de las Acciones, si no se cumplieren con todos los requisitos y condiciones establecidos al efecto en la Publicacion, en la Ley y en el Informe y, en especial, en caso de que no se consigne la garantia prevista en la Publicacion en el plazo por ella previsto.
5. Que reconoce y acepta que en caso de que el accionista que hubiere ejercido el Derecho de Preferencia vendiere en o antes de la Fecha de Vencimiento parte de sus acciones en Mavesa, debera ejercer nuevamente el derecho de Preferencia en o antes de la Fecha de Vencimiento por lo que respecta a las acciones que no haya vendido.
6. Que reconoce que se considerara que ha desistido del ejercicio del Derecho de Preferencia, si vendiere todas sus acciones en Mavesa, pudiendo los nuevos accionistas ejercerlo nuevamente en o antes de la Fecha de Vencimiento.
7. Que reconoce y acepta que la suscripcion del presente documento constituye un acuerdo vinculante, en los terminos y condiciones previstos en el Documento

     Constitutivo de Mavesa, en la Publicacion, en el Informe y en el presente documento.
8. Que por medio del presente documento, y hasta el 30 de junio de 2001, y a tenor del articulo 1.705 del Codigo Civil, confiere poder irrevocable y especial, pero amplio y suficiente cuanto en derecho se requiere y sea necesario al Agente del Derecho, PROVINCIAL CASA DE BOLSA, C.A., (originalmente denominada Negociadora Nacional de Valores, C.A.), sociedad mercantil domiciliada en Caracas e inscrita en el Registro Mercantil Primero de la Circunscripcion Judicial del Estado Zulia, el 14 de Octubre de 1988, bajo el No.69, Tomo 72-A, modificados sus Estatutos Sociales en esa misma Oficina de Registro, el 22 de Marzo de 1990, bajo el No.20, Tomo 27-A, e inscritos en el Registro Mercantil Segundo de la Circunscripcion Judicial del Distrito Capital y Estado Miranda, el dia 4 de Septiembre de 1990, bajo el No.80, Tomo 83-A Sgdo., reformados sus Estatutos Sociales en varias oportunidades quedando su ultima modificacion, en la cual consta su denominacion actual, inscrita ante el citado Registro Mercantil Segundo en fecha 7 de Octubre de 1999, bajo el No.5, Tomo 280-A Sgdo., para que en nombre y representacion de quien suscribe y de conformidad con los terminos y condiciones contenidas en presente documento, realice los siguientes actos:
     (a) Compre el numero de Acciones, en los terminos y condiciones descritos en el presente documento.
     (b) Entregue en nombre de quien suscribe el pago del precio de compra de las Acciones a sus vendedores.
     (c) En general, realice todos los actos necesarios y/o convenientes para completar las transferencias senaladas anteriormente, incluyendo, sin limitacion, la suscripcion de cualesquiera documentos requeridos, libros de accionistas y/o registros, y para completar la venta de las Acciones en los terminos y condiciones del presente documento y en la Publicacion. En este sentido, el apoderado constituido mediante el presente documento podra, de ser necesario, y sin que esto constituya una limitacion: (i) completar y suscribir en nombre y representacion de quien suscribe, las solicitudes de traspaso y cualesquiera otros documentos requeridos para transferir la propiedad sobre las Acciones, segun sea el caso; (ii) presentar dichas solicitudes de traspaso y cualesquiera otros documentos requeridos ante cualesquiera agentes de traspaso de las Acciones, la Caja Venezolana de Valores (la "Caja de Valores"), cualquier entidad que sea depositante de la Caja de Valores, la Bolsa de Valores de Caracas, o cualquier otra entidad, a los fines de que se efectue el traspaso de las Acciones; y/o (iv) depositar y/o retirar las Acciones de la Caja de Valores, abrir una subcuenta de la Caja de Valores para quien suscribe con el Agente del Derecho, y transferir las Acciones de quien suscribe a dicha subcuenta.
9. Que acepta que el Agente del Derecho, en ejercicio del poder que le esta siendo otorgado por el presente documento, procedera, en su nombre y representacion, a comprar las Acciones y a procesar el pago de dicha compra.
10. De conformidad con lo establecido en el articulo 1.171 del Codigo Civil, quien suscribe autoriza al apoderado, constituido mediante el presente documento, y a sus representantes para celebrar las operaciones contempladas en el presente documento como apoderado de quien suscribe, por una parte, y como apoderado de los accionistas de Mavesa vendedores, por la otra.

Caracas, __ de __________ de 2001.

Firma de quien suscribe

               RECAUDOS A SER ANEXADOS AL FORMULARIO DE EJERCICIO
                       DEL DERECHO DE PREFERENCIA Y PODER

Si es Persona Natural

|_| Copia legible de la Cedula de Identidad vigente o del Pasaporte del Titular de las Acciones y de la de su Representante o Apoderado si fuere el caso
|_| Copia del poder que permita la firma del Representante o Apoderado, si fuere el caso

Si es Persona Juridica

|_| Copia legible y completa de la publicacion del documento constitutivo y de los estatutos vigentes de la empresa
|_| Copia legible de la Cedula de Identidad de la(s) personas autorizada(s), representante(s) legal(es), apoderado(s)
|_| Copia legible de el(los) documento(s) que acredita(n) la representacion de quien(es) firma(n)
|_|  Copia legible del Registro de Informacion Fiscal (RIF)

                                     ANEXO H

                            ASEVERACIONES Y GARANTIAS

1.   Subsidiarias. El Contrato con el Grupo contiene una lista de las
     ------------
     Subsidiarias de Mavesa, con indicacion de la participacion accionaria que Mavesa mantiene en el capital de dichas Subsidiarias. Las acciones y demas participaciones poseidas por Mavesa o por sus Subsidiarias indicadas en el Contrato con el Grupo se encuentran libres de todo Gravamen, y no estan sujetas a acuerdos de voto, sindicacion, acuerdos de accionistas, opciones, derechos de suscripcion, preferencia, adquisicion, conversion o canje ni a ningun otro acuerdo o derecho de terceros que pueda obligar a Mavesa o a sus Subsidiarias a transferirlas a cualquier titulo o a gravarlas, salvo por lo establecido en sus documentos constitutivos estatutarios.

2.   Capital Social; Acciones.
     ------------------------

     (A) El capital social de Mavesa se divide en tres mil seiscientos noventa millones (3.690.000.000) de acciones comunes, nominativas y de la misma clase, con un valor nominal de diez bolivares (Bs. 10) cada una. Tres mil quinientos noventa y siete millones noventa y nueve mil ochocientos treinta y nueve (3.597.099.839) acciones se encuentran en circulacion. No se ha autorizado la emision de acciones adicionales de Mavesa.

     (B) Salvo por el Plan de Recompra aprobado en Asamblea de Accionistas del 20 de agosto de 2000 (el "Plan de Recompra") o el derecho de convertir acciones en ADRs o viceversa, no existe ninguna opcion, titulo valor, contrato, plan, compromiso o derecho de cualquier tipo que obligue a Mavesa o cualquiera de sus Subsidiarias a (i) emitir, enajenar, adquirir, redimir, convertir, suscribir o canjear cualesquiera acciones o ADRs de Mavesa o de sus Subsidiarias, (ii) emitir titulos valores convertibles o canjeables en acciones o ADRs de Mavesa o de sus Subsidiarias.

3.   Estados Financieros. Hasta donde el Grupo tiene conocimiento, los estados
     -------------------
     financieros auditados y los estados financieros no auditados incluidos en los reportes presentados a la CNV y a la SEC y los auditados al 31 de octubre de 2000 (incluyendo sus notas y anexos, los "Estados Financieros") reflejan razonablemente la situacion patrimonial, la situacion financiera, el resultado de las operaciones, asi como los cambios en la situacion financiera de Mavesa y sus Subsidiarias consolidadas a la fecha de los mismos y durante los periodos indicados (sujetos, en el caso de los estados financieros no auditados, a ajustes usuales al cierre del ejercicio), y han sido preparados (i) de conformidad con las normas y principios contables generalmente aceptados en Venezuela y en los Estados Unidos de America, aplicados en una forma consistente con los aplicados en los periodos precedentes (salvo por lo indicado en las notas respectivas de los Estados Financieros), y de conformidad con la normativa aplicable (los "PCGA"), y
     (ii) con fundamento en los libros y registros de Mavesa y sus Subsidiarias.

4.   Propiedades y Activos; Gravamenes. Mavesa y cada una de sus Subsidiarias
     ---------------------------------
     son propietarias o tienen el derecho de utilizar y seguir utilizando todos los activos significativos necesarios para la continuidad del negocio en las condiciones actuales, libres de Gravamenes, salvo por lo indicado en el Contrato con el Grupo.

5.   Derechos de Propiedad Industrial
     --------------------------------

     (A) El Contrato con el Grupo contiene una lista de los registros y solicitudes de registros de marcas, lemas, nombres comerciales, etiquetas, logos y cualquier otro derecho de propiedad industrial sujetos a registro, derechos de autor, registrados o no (los "Derechos de Propiedad Industrial") pertenecientes o licenciados a Mavesa y a sus Subsidiarias, y libres de todo Gravamen.

     (B) Hasta donde tiene conocimiento el Grupo, Mavesa y sus Subsidiarias no estan infringiendo Derechos de Propiedad Industrial de terceros, y no han recibido reclamos escritos o notificaciones de incumplimiento de Derechos de Propiedad Industrial de terceros.

6.   Contratos
     ---------

     (A) El Contrato con el Grupo contiene una lista de las siguientes categorias de contratos vigentes suscritos por Mavesa o sus Subsidiarias (los "Contratos Importantes"):

          (1) todos y cada uno de los contratos de cualquier naturaleza que impliquen el recibo por Mavesa o sus Subsidiarias o el pago por parte de Mavesa o sus Subsidiarias de una suma de dinero u otra contraprestacion que exceda de un millon de dolares de los Estados Unidos de America (US$1.000.000), o su equivalente en otras monedas, en un periodo de doce (12) meses, o que contemplen una obligacion, responsabilidad, pasivo o contingencia en cabeza de Mavesa o cualquiera de sus Subsidiarias en exceso de un millon de dolares de los Estados Unidos de America (US$1.000.000), o su equivalente en otras monedas, en un periodo de doce (12) meses;

          (2) los contratos de cualquier naturaleza que contemplen terminacion, pago, indemnizacion, compensacion o el derecho de solicitar su terminacion en caso de que se produzca un cambio de control en Mavesa o sus Subsidiarias;

          (3) los contratos de licencia de uso de marcas o de coexistencia de marcas; y

          (4)  los contratos con Personas Relacionadas.

     (B) La lista contenida en el Contrato con el Grupo no omite ningun Contrato Importante.

     (C) Hasta donde tiene conocimiento el Grupo, Mavesa y sus Subsidiarias han cumplido con todas las obligaciones relevantes a su cargo derivadas de los Contratos Importantes, y las demas partes de los Contratos Importantes han cumplido con todas las obligaciones relevantes derivadas de los mismos. Ni Mavesa ni sus Subsidiarias han sido notificadas de algun incumplimiento de cualquier Contrato Importante.

7.   Ausencia de Pasivos No Reflejados en los Estados Financieros o Variaciones
     --------------------------------------------------------------------------
     Sustanciales. Salvo por (i) lo reflejado en los Estados Financieros
     ------------
     Auditados al 31 de octubre de 2000, (ii) pasivos u obligaciones generadas en el curso ordinario de los negocios en forma consistente con practicas pasadas, o (iii) lo senalado en el Contrato con el Grupo, (a) ni Mavesa ni sus Subsidiarias tienen pasivos u obligaciones de cualquier naturaleza que requieran ser reflejadas en un balance de Mavesa y sus Subsidiarias conforme a los PCGA, ya sean de naturaleza cierta o contingente, vencida o no vencida que afecten de manera significativa y adversa los estados financieros auditados, (b) los negocios de Mavesa y sus Subsidiarias han sido conducidos en el curso ordinario consistente con practicas anteriores, y (c) no se ha producido ninguno de los hechos descritos en la Clausula Sexta del Contrato con el Grupo.

8.   Litigios. El Contrato con el Grupo contiene una lista de todos los
     --------
     procedimientos administrativos, judiciales o arbitrales de cualquier naturaleza y de decisiones jurisdiccionales o arbitrales en proceso de ejecucion o decisiones administrativas de naturaleza preventiva o ejecutiva que han sido notificados a Mavesa o sus Subsidiarias o que son del conocimiento del Grupo y que involucren a Mavesa o a cualquiera de sus Subsidiarias por montos superiores a un millon de dolares de los Estados Unidos de America (US$1.000.000), o su equivalente en otras monedas, o cuestionen la validez de Contratos Importantes.

9.   Cumplimiento con Normativa. Mavesa y sus Subsidiarias y, de ser aplicable,
     --------------------------
     el Grupo, cumplen con todas las leyes, reglamentos y demas normas del mercado de capitales y titulos valores y tributarias vigentes en Venezuela y en los Estados Unidos de America. Hasta donde tiene conocimiento el Grupo, Mavesa y sus Subsidiarias cumplen con las demas leyes, reglamentos, resoluciones, regulaciones y demas normas, actos administrativos y sentencias aplicables, nacionales, estadales, municipales o extranjeras. No existen comunicaciones o notificaciones emanadas por autoridades gubernamentales enviadas a Mavesa o sus Subsidiarias que indiquen incumplimiento o hechos que pudieran constituir incumplimiento de normativa.

10.  Informacion Financiera y Flujo de Caja Proyectado. La informacion
     -------------------------------------------------
     financiera al 31 de diciembre de 2000 preparada en base a los PCGA y el flujo de caja proyectado al 31 de marzo de 2001 contenidos en el Contrato con el Grupo reflejan razonablemente la situacion financiera de Mavesa y sus Subsidiarias a dicha fecha y los movimientos en la situacion financiera de Mavesa y sus Subsidiarias para el periodo proyectado, fueron preparados por Mavesa de buena fe, en base a los libros y registros de Mavesa y sus Subsidiarias y tomando en cuenta toda la informacion conocida por Mavesa y sus Subsidiarias a la presente fecha, e incorporan la mejor estimacion de ingresos, corrientes y extraordinarios, asi como desembolsos de cualquier naturaleza (costos, gastos, inversiones, incluyendo los relacionados con el Contrato con el Grupo y las operaciones aqui contempladas, etc.).

Para efectos del presente Anexo H, los siguientes terminos tienen el significado que a continuacion se indica:

"Gravamen": hipotecas, prendas y demas derechos reales, cesiones en garantia, ventas con pacto de retracto, ventas con reserva de dominio, ventas condicionadas, titularizaciones, derechos de retencion, fideicomisos, prohibiciones de enajenar y gravar, secuestros u otras medidas judiciales preventivas o ejecutivas, derechos o reclamos de terceros que puedan afectar el pleno uso, disposicion, goce y disfrute de un bien, opciones de compra u otros gravamenes, excluyendo las servidumbres.

"Personas Relacionadas": son (i) los accionistas y tenedores de ADSs de Mavesa parte del Contrato con el Grupo; (ii) personas que son directores o ejecutivos de Mavesa o cualquier Subsidiaria de Mavesa; (iii) accionistas o tenedores de ADRs de Mavesa representativos de mas del cinco por ciento (5%) del capital de Mavesa (distintos de los accionistas y tenedores de Mavesa parte del Contrato con el Grupo); (iv) cualquier persona que directa o indirectamente controle, este controlada o este bajo el control comun de, cualquiera de las personas senaladas en los numerales anteriores; (v) los conyuges o cualquier pariente de las personas senaladas en los numerales anteriores hasta el 2do. grado de afinidad y del 4to. grado de consanguinidad.

"Subsidiarias" de Mavesa significan personas juridicas cuyo capital social o patrimonio sea poseido directa o indirectamente por Mavesa, en mas del cincuenta por ciento (50%), o las personas juridicas en las cuales Mavesa tiene derecho a elegir la mayoria de los miembros de la Junta Directiva u organo similar.

                                      H-4